Rule 497(C)
FILE NUMBER 33-58004 AND 811-7474


                                1784 FUNDS [LOGO]

                               MONEY MARKET FUNDS
      --------------------------------------------------------------------
                      1784 U.S. Treasury Money Market Fund
                          1784 Prime Money Market Fund
                         1784 Tax-Free Money Market Fund
               1784 Institutional U.S. Treasury Money Market Fund

                                   BOND FUNDS
      --------------------------------------------------------------------
                  1784 U.S. Government Medium-Term Income Fund
                           1784 Short-Term Income Fund
                                1784 Income Fund


                                TAX-EXEMPT FUNDS
      --------------------------------------------------------------------
                     1784 Tax-Exempt Medium-Term Income Fund
                     1784 Connecticut Tax-Exempt Income Fund
                       1784 Florida Tax-Exempt Income Fund
                    1784 Massachusetts Tax-Exempt Income Fund
                    1784 Rhode Island Tax-Exempt Income Fund


                                   STOCK FUNDS
      --------------------------------------------------------------------
                           1784 Asset Allocation Fund
                           1784 Growth and Income Fund
                                1784 Growth Fund
                         1784 International Equity Fund





                                   PROSPECTUS
                                 OCTOBER 1, 1996

                           NOT PART OF THE PROSPECTUS

The 1784 Funds:
(BULLET) are not insured by the FDIC or any other governmental agency; (BULLET) are not guaranteed by The First National Bank of Boston or any of its
         affiliates;
(BULLET) are not deposits or obligations of The First National Bank of Boston or any of its affiliates;
(BULLET) involve investment risks, including possible loss of the principal amount invested.

The First National Bank of Boston serves as investment adviser and custodian for the 1784 Funds. The 1784 Funds are distributed by SEI Financial Services Company, a party independent of The First National Bank of Boston or any of its affiliates. Financial Services Counselors are registered representatives of 1784 Investor Services, Inc., a wholly-owned subsidiary of The First National Bank of Boston.

                           NOT PART OF THE PROSPECTUS

                                   1784 FUNDS
--------------------------------------------------------------------------------


                               MONEY MARKET FUNDS
--------------------------------------------------------------------------------
                      1784 U.S. Treasury Money Market Fund
                          1784 Prime Money Market Fund
                         1784 Tax-Free Money Market Fund
               1784 Institutional U.S. Treasury Money Market Fund

                                   BOND FUNDS
--------------------------------------------------------------------------------
                  1784 U.S. Government Medium-Term Income Fund
                           1784 Short-Term Income Fund
                                1784 Income Fund

                                TAX-EXEMPT FUNDS
--------------------------------------------------------------------------------
                     1784 Tax-Exempt Medium-Term Income Fund
                     1784 Connecticut Tax-Exempt Income Fund
                       1784 Florida Tax-Exempt Income Fund
                    1784 Massachusetts Tax-Exempt Income Fund
                    1784 Rhode Island Tax-Exempt Income Fund

                                   STOCK FUNDS
--------------------------------------------------------------------------------
                           1784 Asset Allocation Fund
                           1784 Growth and Income Fund
                                1784 Growth Fund
                         1784 International Equity Fund









                                1784 Funds[LOGO]

                          SOUND CHOICES. STRAIGHT TALK.
                         INVESTMENT MANAGEMENT STRENGTH.




BKB-F-038-01 (10/96)

                           NOT PART OF THE PROSPECTUS

                                                                      1784 FUNDS
1784 FUNDS(R)
PROSPECTUS

0CTOBER 1, 1996



This Prospectus describes the following no-load mutual funds advised by Bank of
Boston:


MONEY MARKET FUNDS:
1784 U.S. Treasury Money Market Fund
1784 Prime Money Market Fund
1784 Tax-Free Money Market Fund
1784 Institutional U.S. Treasury Money Market Fund


BOND FUNDS:
1784 U.S. Government Medium-Term Income Fund
1784 Short-Term Income Fund
1784 Income Fund


TAX-EXEMPT FUNDS:
1784 Tax-Exempt Medium-Term Income Fund
1784 Connecticut Tax-Exempt Income Fund
1784 Florida Tax-Exempt Income Fund
1784 Massachusetts Tax-Exempt Income Fund
1784 Rhode Island Tax-Exempt Income Fund



STOCK FUNDS:
1784 Asset Allocation Fund
1784 Growth and Income Fund
1784 Growth Fund
1784 International Equity Fund



                                1784 FUNDS [LOGO]


Please read this Prospectus before investing, and keep it on file for future reference. It contains important information, including how the Funds invest and services available to shareholders.

To learn more about the Funds and their investments, you can obtain a copy of the Funds' most recent financial report and portfolio listing or a copy of the Statement of Additional Information dated October 1, 1996. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. For a free copy of either document call 1-800-252-1784.


REMEMBER THAT SHARES OF THE FUNDS
(BULLET) ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BANK OF BOSTON OR ANY OF ITS AFFILIATES
(BULLET) ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY
(BULLET) INVOLVE INVESTMENT RISKS, INCLUDING RISK TO PRINCIPAL


LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENTS IN THE MONEY MARKET FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

PROSPECTUS                                                            1784 FUNDS


                                TABLE OF CONTENTS
                       ----------------------------------
FUND SUMMARY ...............................................................  1

EXPENSES ...................................................................  3

FINANCIAL HIGHLIGHTS .......................................................  5

INVESTMENT INFORMATION .....................................................  8
     Investment objectives and principal investment policies ...............  8
     Additional investment policies ........................................ 12
     Risk considerations ................................................... 13

DIVIDENDS AND DISTRIBUTIONS ................................................ 15

MANAGEMENT ................................................................. 16

SHAREHOLDER SERVICES ....................................................... 20
     How to reach the Funds ................................................ 20
     Types of accounts ..................................................... 20
     How to open an account ................................................ 20
     How to purchase shares ................................................ 20
     How to sell shares .................................................... 22
     Shareholder services and policies ..................................... 23

TAXES ...................................................................... 24

GENERAL INFORMATION ........................................................ 25
     Net asset value ....................................................... 25
     Organization .......................................................... 25
     Voting and other rights ............................................... 25
     Performance information ............................................... 25
     Expenses .............................................................. 26

APPENDIX A -- Taxable Equivalent Yield Tables .............................. 27

APPENDIX B -- Permitted Investments and Investment Practices ............... 29

PROSPECTUS                                                            1784 FUNDS


FUND SUMMARY

-------------------------------------------------------------------------------

This section summarizes the Funds' investment objectives and who may want to invest. See the rest of this Prospectus for more information, including risk considerations. As with any mutual fund, there can be no assurance that a Fund will achieve its investment objective. No Fund, by itself, is intended to be a complete investment program.



MONEY MARKET FUNDS
-------------------------------------------------------------------------------

     1784 U.S. TREASURY MONEY MARKET FUND, 1784 PRIME MONEY MARKET FUND AND 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
     OBJECTIVE: to preserve principal value and maintain a high degree of liquidity while providing current income.


     1784 TAX-FREE MONEY MARKET FUND
     OBJECTIVE: to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income tax.

WHO MAY WANT TO INVEST
     These Money Market Funds are designed for conservative investors who want liquidity, current income at money market rates and stability of principal. Because they emphasize stability, these Funds may be an appropriate component of a savings plan. The Treasury Funds offer an added measure of safety with their focus on U.S. government securities.


BOND FUNDS
--------------------------------------------------------------------------------

     1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
     OBJECTIVE: current income consistent with preservation of capital.

     1784 SHORT-TERM INCOME FUND AND 1784 INCOME FUND
     OBJECTIVE: to maximize current income.
     Preservation of capital is a secondary objective.


WHO MAY WANT TO INVEST
     These Bond Funds are designed for investors seeking current income. The Short-Term Income Fund may be appropriate for investors seeking a higher yield than a money market fund and more price stability than a longer-term bond fund. The Income Fund may be appropriate for investors seeking a higher level of current income than is generally available from shorter-term securities and who are willing to accept the greater price fluctuations associated with higher levels of income. The U.S. Government Fund offers an added measure of protection against credit risk with its focus on U.S. government securities, but investors should still be able to tolerate fluctuations in share price consistent with a medium-term fund.

PROSPECTUS                                                            1784 FUNDS

--------------------------------------------------------------------------------

TAX-EXEMPT FUNDS
--------------------------------------------------------------------------------


     1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND
     OBJECTIVE: current income, exempt from federal income tax, consistent with preservation of capital.


     1784 CONNECTICUT TAX-EXEMPT INCOME FUND
     OBJECTIVE: current income exempt from both federal and Connecticut personal income tax. Preservation of capital is a secondary objective.


     1784 FLORIDA TAX-EXEMPT INCOME FUND
     OBJECTIVE: to provide current income exempt from federal income tax through Fund shares which are exempt from Florida intangible personal property tax. Preservation of capital is a secondary objective.


     1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND
     OBJECTIVE: current income, exempt from both federal and Massachusetts personal income tax, consistent with preservation of capital.


     1784 RHODE ISLAND TAX-EXEMPT INCOME FUND
     OBJECTIVE: current income exempt from federal income tax, Rhode Island personal income tax and Rhode Island business corporation tax. Preservation of capital is a secondary objective.


WHO MAY WANT TO INVEST
     These Tax-Exempt Funds are designed for investors seeking income that is exempt from federal income tax and who are also seeking exemption from certain state taxes in Connecticut, Florida, Massachusetts or Rhode Island. These Funds emphasize investment grade debt securities with intermediate maturities. They may be appropriate for investors who can tolerate moderate risk and some fluctuation in share price.


STOCK FUNDS
--------------------------------------------------------------------------------


     1784 ASSET ALLOCATION FUND
     OBJECTIVE: to achieve a favorable total rate of return through current income and capital appreciation consistent with preservation of capital, derived from investing in fixed income and equity securities.


     1784 GROWTH AND INCOME FUND
     OBJECTIVE: long-term growth of capital with a secondary objective of income.


     1784 GROWTH FUND
     OBJECTIVE: capital appreciation. Dividend income, if any, is incidental to this objective.


     1784 INTERNATIONAL EQUITY FUND
     OBJECTIVE: long-term growth of capital. Dividend income, if any, is incidental to this objective.


WHO MAY WANT TO INVEST
     These Stock Funds are designed for long-term investors seeking high long-term returns who can tolerate changes in the value of their investments. The Asset Allocation Fund offers a balanced investment program through both stocks and bonds. The Growth and Income Fund may be appropriate for those who seek a combination of growth and income from equity and some bond investments. The Growth Fund and the International Equity Fund may be appropriate for those who seek growth from equity investments, who can tolerate substantial changes in the value of an investment and who do not require current income from the investment. These Funds invest in non-U.S. securities that involve risks in addition to those of U.S. investments.

PROSPECTUS                                                            1784 FUNDS


EXPENSES

--------------------------------------------------------------------------------

These tables show shareholder transaction expenses and estimated annual operating expenses for the Funds, and are intended to assist investors in understanding the various costs and expenses that shareholders in the Funds will bear, either directly or indirectly. For more information, see "Management" on page 16 and "General Information - Expenses" on page 26.

SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------
Maximum sales load imposed on
  purchases and reinvested dividends                    None
Deferred sales charges imposed on redemptions           None
Redemption fee*                                         None
Exchange fee                                            None
--------------------------------------------------------------------------------

*There is a $12 service fee if the Funds wire redemption proceeds to your bank account.


ANNUAL OPERATING EXPENSES (1)
--------------------------------------------------------------------------------
(EXPRESSED AS A PERCENTAGE OF AVERAGE NET ASSETS)
                                                        Total
                        Advisory     12b-1    Other   Operating
                         Fee(2)    Fee(2)(3)Expenses(2)Expenses(2)
--------------------------------------------------------------------------------
U.S. Treasury Money
  Market Fund              .40%       N/A       .24%      .64%
Prime Money
  Market Fund(4)           .40        N/A       .25       .65
Tax-Free Money
  Market Fund              .36        N/A       .20       .56
Institutional U.S. Treasury
  Money Market Fund        .20        N/A       .20       .40
U.S. Government Medium-
  Term Income Fund         .60       None       .20       .80
Short-Term
  Income Fund              .50       None       .16       .66
Income Fund                .60       None       .20       .80
Tax-Exempt Medium-
  Term Income Fund         .60       None       .20       .80
Connecticut Tax-Exempt
  Income Fund              .60       None       .15       .75
Florida Tax-Exempt
  Income Fund(4)           .60       None       .20       .80
Massachusetts Tax-
  Exempt Income Fund       .60       None       .20       .80
Rhode Island Tax-
  Exempt Income Fund       .60       None       .17       .77
Asset Allocation Fund      .74       None       .51      1.25
Growth and
  Income Fund              .74       None       .20       .94
Growth Fund                .74       None       .20       .94
International Equity Fund 1.00       None       .37      1.37
--------------------------------------------------------------------------------

EXAMPLE(1)
A shareholder would pay the following expenses on a $1,000 investment, assuming a 5% annual return, reinvestment of all dividends and redemption of the shares after the number of years indicated:

--------------------------------------------------------------------------------
                              1 Year   3 Years  5 Years 10 Years
--------------------------------------------------------------------------------
U.S. Treasury Money
  Market Fund                   $7       $21     $36     $81

Prime Money Market Fund(4)       7        21      36      81

Tax-Free Money Market Fund       6        18      31      70

Institutional U.S. Treasury
  Money Market Fund              4        13      22      51

U.S. Government Medium-
  Term Income Fund               8        26      44      99

Short-Term Income Fund           7        21      37      82

Income Fund                      8        26      44      99

Tax-Exempt Medium-Term
  Income Fund                    8        26      44      99

Connecticut Tax-Exempt
  Income Fund                    8        24      42      93

Florida Tax-Exempt
  Income Fund(4)                 8        26      44      99

Massachusetts Tax-Exempt
  Income Fund                    8        26      44      99

Rhode Island Tax-Exempt
  Income Fund                    8        25      43      95

Asset Allocation Fund           13        40      69     151

Growth and Income Fund          10        30      52     115

Growth Fund                     10        30      52     115

International Equity Fund       14        43      75     165
--------------------------------------------------------------------------------

(1)Unless otherwise noted, the information in the expense table and the example is based on the fiscal year ended May 31, 1996 and reflects voluntary fee waivers and/or reimbursements. The assumption in the example of a 5% annual return is required by the

PROSPECTUS                                                            1784 FUNDS

-------------------------------------------------------------------------------

Securities and Exchange Commission for all mutual funds, and is not a prediction of any Fund's future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF ANY FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


(2) Without fee waivers and reimbursements, advisory fees would be 0.40% for each Money Market Fund (0.20% for the Institutional U.S. Treasury Money Market
Fund), 0.74% for each Bond Fund (0.50% for the Short-Term Income Fund), 0.74% for each Tax-Exempt Fund and 0.74% for each Stock Fund (1.00% for the International Equity Fund); 12b-1 fees would be 0.25% for each Fund (other than the Money Market Funds); and other expenses and total operating expenses would be .35% and .75% for the U.S. Treasury Money Market Fund, .20% and .60% for the Prime Money Market Fund, .20% and .60% for the Tax-Free Money Market Fund, .20% and .40% for the Institutional U.S. Treasury Money Market Fund, .25% and 1.24% for the U.S. Government Medium-Term Income Fund, .27% and 1.02% for the Short-Term Income Fund, .21% and 1.20% for the Income Fund, .22% and 1.21% for the Tax-Exempt Medium-Term Income Fund, .26% and 1.25% for the Connecticut Tax-Exempt Income Fund, .41% and 1.41% for the Florida Tax-Exempt Income Fund,
 .29% and 1.28% for the Massachusetts Tax-Exempt Income Fund, .28% and 1.27% for the Rhode Island Tax-Exempt Income Fund, .92% and 1.91% for the Asset Allocation Fund, .25% and 1.24% for the Growth and Income Fund, .76% and 1.75% for the Growth Fund and .37% and 1.62% for the International Equity Fund.


(3) 12b-1 fees are asset-based sales charges. Without waiver of this fee, after a substantial period of time annual payment of the fee may total more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

(4) Because the Fund is newly organized, amounts are estimated for the current fiscal year.

PROSPECTUS                                                            1784 FUNDS


FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

These tables contain financial information about the Funds and are included in the Funds' Annual Reports. The tables have been audited by Coopers & Lybrand L.L.P., independent accountants. Their reports on the financial statements and financial highlights are included in the Annual Reports. The financial statements and financial highlights are incorporated by reference into the Statement of Additional Information. Copies of the Annual Reports may be obtained without charge by calling 1-800-252-1784. The Prime Money Market Fund and the Florida Tax-Exempt Income Fund are newly organized and have not issued financial statements.

MONEY MARKET FUNDS
===============================================================================



                                        NET                                NET
                                       ASSET              DISTRIBUTIONS   ASSET
                                       VALUE      NET        FROM NET     VALUE
                                     BEGINNING INVESTMENT   INVESTMENT     END    TOTAL
                                     OF PERIOD   INCOME       INCOME    OF PERIOD RETURN
-----------------------------------------------------------------------------------------

1784 U.S. TREASURY MONEY MARKET FUND
  For the year ended May 31, 1996       $1.00     0.05        (0.05)      $1.00   5.16%
  For the year ended May 31, 1995       $1.00     0.05        (0.05)      $1.00   4.81%
  For the period ended May 31, 1994 (1) $1.00     0.03        (0.03)      $1.00   2.64%*
-----------------------------------------------------------------------------------------


1784 TAX-FREE MONEY MARKET FUND
  For the year ended May 31, 1996       $1.00     0.03        (0.03)      $1.00   3.55%
  For the year ended May 31, 1995       $1.00     0.03        (0.03)      $1.00   3.29%
  For the period ended May 31, 1994 (2) $1.00     0.02        (0.02)      $1.00   2.31%*
-----------------------------------------------------------------------------------------

1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
  For the year ended May 31, 1996       $1.00     0.05        (0.05)      $1.00   5.45%
  For the year ended May 31, 1995       $1.00     0.05        (0.05)      $1.00   5.05%
  For the period ended May 31, 1994 (3) $1.00     0.03        (0.03)      $1.00   2.99%*
-----------------------------------------------------------------------------------------



                                                                            RATIO      RATIO OF
                                           NET                   RATIO   OF EXPENSES  NET INCOME
                                          ASSETS      RATIO      OF NET   TO AVERAGE  TO AVERAGE
                                           END    OF EXPENSES    INCOME   NET ASSETS  NET ASSETS
                                        OF PERIOD  TO AVERAGE  TO AVERAGE (EXCLUDING  (EXCLUDING
                                          (000)    NET ASSETS  NET ASSETS   WAIVERS)   WAIVERS)
------------------------------------------------------------------------------------------------
1784 U.S. TREASURY MONEY MARKET FUND
  For the year ended May 31, 1996         $78,999     0.64%       5.02%       0.75%      4.91%
  For the year ended May 31, 1995         $55,068     0.60%       5.13%       0.92%      4.81%
  For the period ended May 31, 1994 (1)   $ 5,593     0.65%       2.91%       6.42%     (2.86)%
------------------------------------------------------------------------------------------------


1784 TAX-FREE MONEY MARKET FUND
  For the year ended May 31, 1996        $549,628     0.54%       3.49%       0.60%      3.43%
  For the year ended May 31, 1995        $539,412     0.50%       3.28%       0.61%      3.17%
  For the period ended May 31, 1994 (2)  $407,448     0.27%       2.39%       0.71%      1.95%
------------------------------------------------------------------------------------------------

1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
  For the year ended May 31, 1996        $644,733     0.32%       5.29%       0.39%      5.22%
  For the year ended May 31, 1995        $395,585     0.30%       5.12%       0.41%      5.01%
  For the period ended May 31, 1994 (3)  $181,568     0.22%       3.16%       0.55%      2.83%
------------------------------------------------------------------------------------------------

 * Returns are for the period indicated and have not been annualized.
(1)The U.S. Treasury Money Market Fund commenced operations on June 7, 1993. All ratios for the period have been annualized.
(2)The Tax-Free Money Market Fund commenced operations on June 14, 1993. All ratios for the period have been annualized.
(3)The Institutional U.S. Treasury Money Market Fund commenced operations on June 14, 1993. All ratios for the period have been annualized.



BOND FUNDS
===============================================================================



                           NET               REALIZED AND                               NET             NET
                          ASSET               UNREALIZED  DISTRIBUTIONS  DISTRIBUTIONS ASSET           ASSETS
                          VALUE       NET      GAINS OR     FROM NET         FROM      VALUE            END
                        BEGINNING  INVESTMENT (LOSSES) ON  INVESTMENT       CAPITAL     END    TOTAL  OF PERIOD
                        OF PERIOD    INCOME   INVESTMENTS    INCOME          GAINS   OF PERIOD RETURN   (000)
----------------------------------------------------------------------------------------------------------------
1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
  For the year ended
     May 31, 1996        $ 9.57      0.61       (0.26)       (0.61)            --      $ 9.31  3.65%   $167,494
  For the year ended
     May 31, 1995        $ 9.36      0.58        0.21        (0.58)            --      $ 9.57  8.79%   $130,081
  For the period ended
     May 31, 1994(1)     $10.00      0.59       (0.64)       (0.59)            --      $ 9.36 (0.65)%* $ 92,387
----------------------------------------------------------------------------------------------------------------

1784 SHORT-TERM INCOME FUND
  For the year ended
     May 31, 1996        $10.09      0.60       (0.12)       (0.60)          (0.04)    $ 9.93  4.87%   $ 86,383
  For the period ended
     May 31, 1995(2)     $10.00      0.56        0.09        (0.56)            --      $10.09  6.74%*  $ 52,581
----------------------------------------------------------------------------------------------------------------

1784 INCOME FUND
  For the year ended
    May 31, 1996         $10.39      0.65       (0.37)       (0.65)          (0.12)    $ 9.90  2.64%   $235,022
  For the period ended
    May 31, 1995(2)      $10.00      0.62        0.39        (0.62)            --      $10.39 10.69%*  $196,515
----------------------------------------------------------------------------------------------------------------



                                                    RATIO      RATIO OF
                                         RATIO   OF EXPENSES NET INCOME
                              RATIO     OF NET   TO AVERAGE  TO AVERAGE
                           OF EXPENSES  INCOME    NET ASSETS  NET ASSETS  PORTFOLIO
                           TO AVERAGE  TO AVERAGE (EXCLUDING  (EXCLUDING  TURNOVER
                           NET ASSETS  NET ASSETS  WAIVERS)    WAIVERS)     RATE
------------------------------------------------------------------------------------
1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
  For the year ended
     May 31, 1996             0.80%      6.23%      1.24%       5.79%      158.66%
  For the year ended
     May 31, 1995             0.80%      6.24%      1.27%       5.77%      142.14%
  For the period ended
     May 31, 1994(1)          0.31%      6.08%      1.35%       5.04%      144.77%
------------------------------------------------------------------------------------

1784 SHORT-TERM INCOME FUND
  For the year ended
     May 31, 1996             0.63%      5.87%      1.06%       5.44%       95.06%
  For the period ended
     May 31, 1995(2)          0.48%      6.31%      1.27%       5.52%       84.54%
------------------------------------------------------------------------------------

1784 INCOME FUND
  For the year ended
    May 31, 1996              0.80%      6.17%      1.20%       5.77%      100.51%
  For the period ended
    May 31, 1995(2)           0.55%      7.01%      1.23%       6.33%       80.53%
------------------------------------------------------------------------------------


 * Returns are for the period indicated and have not been annualized.
(1)The U.S. Government Medium-Term Income Fund commenced operations on June 7, 1993. All ratios for the period have been annualized.
(2)The Short-Term Income and Income Funds commenced operations on July 1, 1994. All ratios for the period have been annualized.

PROSPECTUS                                                            1784 FUNDS

--------------------------------------------------------------------------------

TAX-EXEMPT FUNDS
===============================================================================


                           NET              REALIZED AND                                  NET
                          ASSET              UNREALIZED   DISTRIBUTIONS  DISTRIBUTIONS   ASSET
                          VALUE       NET     GAINS OR      FROM NET         FROM        VALUE
                        BEGINNING INVESTMENT (LOSSES) ON   INVESTMENT       CAPITAL       END
                        OF PERIOD   INCOME   INVESTMENTS     INCOME          GAINS     OF PERIOD
-------------------------------------------------------------------------------------------------
 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND
  For the year ended
     May 31, 1996        $10.14      0.51      (0.09)        (0.51)         (0.06)      $ 9.99
  For the year ended
     May 31, 1995        $ 9.90      0.48       0.24         (0.48)           --        $10.14
  For the period ended
     May 31, 1994(1)     $10.00      0.49      (0.10)        (0.49)           --        $ 9.90
-------------------------------------------------------------------------------------------------


 1784 CONNECTICUT TAX-EXEMPT INCOME FUND
  For the year ended
    May 31, 1996         $10.27      0.53      (0.10)        (0.53)           --        $10.17
  For the period ended
    May 31, 1995(2)      $10.00      0.45       0.27         (0.45)           --        $10.27
-------------------------------------------------------------------------------------------------


 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND
  For the year ended
    May 31, 1996         $ 9.90      0.48     (0.12)         (0.48)           --        $ 9.78
  For the year ended
    May 31, 1995         $ 9.81      0.47      0.09          (0.47)           --        $ 9.90
  For the period ended
    May 31, 1994(3)      $10.00      0.50     (0.19)         (0.50)           --        $ 9.81
-------------------------------------------------------------------------------------------------



                                                                        RATIO       RATIO OF
                                      NET                   RATIO    OF EXPENSES   NET INCOME
                                     ASSETS     RATIO       OF NET    TO AVERAGE   TO AVERAGE
                                      END     OF EXPENSES   INCOME    NET ASSETS   NET ASSETS   PORTFOLIO
                            TOTAL  OF PERIOD  TO AVERAGE   TO AVERAGE (EXCLUDING   (EXCLUDING   TURNOVER
                            RETURN   (000)     NET ASSETS  NET ASSETS   WAIVERS)     WAIVERS)     RATE
----------------------------------------------------------------------------------------------------------
 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND
  For the year ended
     May 31, 1996            4.31%   $196,787    0.79%        4.90%       1.21%       4.48%       37.35%
  For the year ended
     May 31, 1995            7.58%   $176,345    0.80%        5.02%       1.26%       4.56%       74.74%
  For the period ended
     May 31, 1994(1)         3.93%*  $ 36,365    0.32%        5.06%       1.61%       3.77%       98.83%
----------------------------------------------------------------------------------------------------------

 1784 CONNECTICUT TAX-EXEMPT INCOME FUND
  For the year ended
    May 31, 1996             4.20%   $ 81,441    0.75%        5.02%       1.29%       4.48%       20.41%
  For the period ended
    May 31, 1995(2)          7.45%*  $ 61,369    0.52%        5.44%       1.40%       4.56%       35.56%
----------------------------------------------------------------------------------------------------------

 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND
  For the year ended
    May 31, 1996             3.64%   $106,619    0.80%        4.73%       1.28%       4.25%      47.00%
  For the year ended
    May 31, 1995             6.00%   $ 82,058    0.80%        4.93%       1.35%       4.38%      34.59%
  For the period ended
    May 31, 1994(3)          3.04%*  $ 49,662    0.33%        5.10%       1.41%       4.02%      13.99%
----------------------------------------------------------------------------------------------------------

 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND
  For the year ended
    May 31, 1996             4.65%   $ 37,904    0.77%        5.16%       1.35%      4.58%       19.68%
  For the period ended
    May 31, 1995(4)          6.09%*  $ 32,495    0.54%        5.56%       1.60%      4.50%       57.51%
----------------------------------------------------------------------------------------------------------

 * Returns are for the period indicated and have not been annualized.
(1)The Tax-Exempt Medium-Term Income Fund commenced operations on June 14, 1993. All ratios for the period have been annualized.
(2)The Connecticut Tax-Exempt Income Fund commenced operations on August 1, 1994. All ratios for the period have been annualized.
(3)The Massachusetts Tax-Exempt Income Fund commenced operations on June 14, 1993. All ratios for the period have been annualized.
(4)The Rhode Island Tax-Exempt Income Fund commenced operations on August 1, 1994. All ratios for the period have been annualized.

PROSPECTUS                                                            1784 FUNDS



-------------------------------------------------------------------------------

STOCK FUNDS
================================================================================

                           NET               REALIZED AND                               NET
                          ASSET               UNREALIZED  DISTRIBUTIONS DISTRIBUTIONS  ASSET
                          VALUE       NET      GAINS OR     FROM NET        FROM       VALUE
                        BEGINNING  INVESTMENT (LOSSES) ON  INVESTMENT      CAPITAL      END
                        OF PERIOD    INCOME   INVESTMENTS    INCOME         GAINS    OF PERIOD
----------------------------------------------------------------------------------------------
 1784 ASSET ALLOCATION FUND
  For the year ended
    May 31, 1996         $10.99      0.31        1.61        (0.31)        (0.29)     $12.31
  For the year ended
    May 31, 1995         $ 9.84      0.28        1.15        (0.27)        (0.01)     $10.99
  For the period ended
    May 31, 1994(1)      $10.00      0.19       (0.20)       (0.15)        (0.00)     $ 9.84
----------------------------------------------------------------------------------------------

 1784 GROWTH AND INCOME FUND
  For the year ended
    May 31, 1996         $12.16      0.10        3.08        (0.11)        (0.00)     $15.23
  For the year ended
    May 31, 1995         $10.57      0.11        1.67        (0.10)        (0.09)     $12.16
  For the period ended
    May 31, 1994(2)      $10.00      0.12        0.56        (0.11)        (0.00)     $10.57
----------------------------------------------------------------------------------------------

 1784 GROWTH FUND
  For the period ended
    May 31, 1996(3)      $10.00      0.02        1.25        (0.00)        (0.00)     $11.27

----------------------------------------------------------------------------------------------
 1784 INTERNATIONAL EQUITY FUND
  For the year ended
    May 31, 1996         $10.41      0.11        1.85        (0.27)        (0.05)     $12.05
  For the period ended
    May 31, 1995(4)      $10.00      0.06        0.35        (0.00)        (0.00)     $10.41
----------------------------------------------------------------------------------------------


                                                                          RATIO     RATIO OF
                                      NET                    RATIO     OF EXPENSES NET INCOME
                                     ASSETS      RATIO       OF NET    TO AVERAGE  TO AVERAGE
                                      END     OF EXPENSES    INCOME    NET ASSETS  NET ASSETS   PORTFOLIO
                           TOTAL   OF PERIOD  TO AVERAGE   TO AVERAGE  (EXCLUDING  (EXCLUDING   TURNOVER
                           RETURN    (000)    NET ASSETS   NET ASSETS   WAIVERS)   WAIVERS)       RATE
-----------------------------------------------------------------------------------------------------------
 1784 ASSET ALLOCATION FUND
  For the year ended
    May 31, 1996           17.83%   $ 16,831     1.25%        2.86%       1.90%       2.21%       39.56%
  For the year ended
    May 31, 1995           14.84%    $ 8,622     1.25%        2.88%       2.51%       1.62%       67.23%
  For the period ended
    May 31, 1994(1)        (0.15)%*  $ 6,928     1.25%        2.62%       3.61%       0.26%       28.19%
-----------------------------------------------------------------------------------------------------------

 1784 GROWTH AND INCOME FUND
  For the year ended
    May 31, 1996           26.32%   $303,463     0.94%        0.78%       1.24%       0.48%       39.50%
  For the year ended
    May 31, 1995           17.09%   $229,200     0.94%        1.05%       1.23%       0.76%       38.94%
  For the period ended
    May 31, 1994(2)         6.80%*  $121,717     0.35%        1.23%       1.36%       0.22%       31.55%
-----------------------------------------------------------------------------------------------------------

 1784 GROWTH FUND
  For the period ended
    May 31, 1996(3)        12.70%*  $ 46,026     0.20%        1.75%       1.73%       0.22%        0.00%

-----------------------------------------------------------------------------------------------------------

 1784 INTERNATIONAL EQUITY FUND
  For the year ended
    May 31, 1996           19.08%   $362,460     1.13%        0.76%       1.61%       0.28%       15.55%
  For the period ended
    May 31, 1995(4)         4.73%*  $148,439     0.89%        2.06%       1.70%       1.25%       11.03%
-----------------------------------------------------------------------------------------------------------

  *Returns are for the period indicated and have not been annualized.
(1)The Asset Allocation Fund commenced operations on June 14, 1993. All ratios for the period have been annualized.
(2)The Growth and Income Fund commenced operations on June 7, 1993. All ratios for the period have been annualized.
(3)The Growth Fund commenced operations on March 28, 1996. All ratios for the period have been annualized.
(4)The International Equity Fund commenced operations on January 3, 1995. All ratios for the period have been annualized.

PROSPECTUS                                                            1784 FUNDS

INVESTMENT INFORMATION

-------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT POLICIES
-------------------------------------------------------------------------------

This section describes each Fund's investment objective and principal investment policies. Additional investment policies and risk considerations are described in the next sections. Each Fund's investment objective is fundamental, meaning that it cannot be changed without the approval of shareholders of that Fund. Of course, there can be no assurance that any Fund will achieve its investment objective.

MONEY MARKET FUNDS
================================================================================

The investment objective of the 1784 U.S. TREASURY MONEY MARKET FUND, 1784 PRIME MONEY MARKET FUND and 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND is to preserve principal value and maintain a high degree of liquidity while providing current income.

The investment objective of the 1784 TAX-FREE MONEY MARKET FUND is to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

The U.S. TREASURY MONEY MARKET FUND and INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND invest primarily in U.S. Treasury obligations, including bills, notes and bonds, and repurchase agreements secured by U.S. Treasury obligations. Under normal circumstances at least 65% of these Funds' assets is invested in these securities. U.S. Treasury obligations are supported by the "full faith and credit" of the United States. Under normal circumstances these Funds invest the rest of their assets in obligations of U.S. government agencies or instrumentalities and repurchase agreements secured by these obligations. Subject to applicable law, the Institutional Treasury Fund also invests in other mutual funds that hold only U.S. government obligations and repurchase agreements secured by these obligations. Some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States, others by the right of the issuer to borrow from the U.S. Treasury and others only by the credit of the agency or instrumentality. ALTHOUGH THE FUNDS INVEST IN U.S. GOVERNMENT OBLIGATIONS, AN INVESTMENT IN THE FUNDS IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

The PRIME MONEY MARKET FUND invests primarily in high quality money market instruments. These instruments include short-term U.S. government obligations, corporate bonds, bank obligations (including certificates of deposit, bankers' acceptances and fixed time obligations), commercial paper and other short-term debt obligations and repurchase agreements.

The TAX-FREE MONEY MARKET FUND invests primarily in Municipal Securities. Municipal Securities are debt securities issued by the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities that pay interest that is exempt from federal income tax, including the alternative minimum tax. Municipal Securities also may be issued by other qualifying issuers and include bonds, notes and commercial paper. Under normal circumstances at least 80% of the Fund's net assets is invested in Municipal Securities. The Fund may also invest in taxable money market instruments, such as short-term U.S. government obligations, bank obligations (including certificates of deposit, bankers' acceptances and fixed time obligations), commercial paper and other short-term debt obligations and repurchase agreements. Under normal circumstances not more than 20% of the Fund's assets is invested in taxable instruments.

Each Fund employs specific investment policies and procedures designed to maintain a constant net asset value of $1.00 per share. There can be no assurance, however, that a constant net asset value will be maintained on a continuing basis.

The Funds comply with industry regulations applicable to money market funds. These regulations require that each Fund's investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of each Fund's investments (on a dollar-weighted basis) be 90 days or less, and that all of the Funds' investments be in U.S. dollar-denominated high quality securities which have been determined by the Adviser to present minimal credit risks. Investments in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term.

PROSPECTUS                                                            1784 FUNDS



--------------------------------------------------------------------------------


BOND FUNDS
================================================================================


The investment objective of the 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND is current income consistent with preservation of capital.

The investment objective of the 1784 SHORT-TERM INCOME FUND and 1784 INCOME FUND is to maximize current income. Preservation of capital is a secondary objective for both of these Funds.

The U.S. GOVERNMENT MEDIUM-TERM INCOME FUND invests primarily in U.S. government obligations and repurchase agreements secured by U.S. government obligations. U.S. government obligations are obligations issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. Some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States, others by the right of the issuer to borrow from the U.S. Treasury and others only by the credit of the agency or instrumentality. Under normal circumstances at least 65% of the Fund's assets is invested in U.S. government obligations and repurchase agreements secured by U.S. government obligations.

The Fund invests both in direct obligations of the U.S. government and in obligations such as mortgage-backed securities in the form of mortgage pass-through certificates issued or guaranteed by the U.S. government or its agencies. ALTHOUGH THE FUND INVESTS IN U.S. GOVERNMENT OBLIGATIONS, AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

The Fund's average weighted maturity is expected to be from three to ten years under normal circumstances.

The 1784 SHORT-TERM INCOME FUND and 1784 INCOME FUND invest primarily in debt securities, such as bonds, debentures, notes, mortgage- and asset-backed securities and municipal securities. Under normal circumstances at least 80% of each Fund's assets is invested in these securities. Each Fund may invest up to 30% of its assets in securities of non-U.S. issuers, including issuers in developing countries.

The Funds generally invest in securities of medium to high credit quality.
Under normal circumstances the Funds expect to invest at least 65% of their assets in securities rated A or better by Standard & Poor's or Moody's or of comparable quality as determined by the Adviser. These ratings are described in the Statement of Additional Information. Investments in higher quality instruments may result in a lower yield than would be available from investments in lower quality instruments.

The Short-Term Income Fund's average weighted maturity is expected to be not more than three years under normal circumstances. Short-term debt securities generally fluctuate less in price, and have lower yields, than longer-term securities of comparable quality.

The Income Fund's average weighted maturity is expected to be from seven to thirty years under normal circumstances. While longer-term securities tend to have higher yields than short-term securities, they are subject to greater price fluctuations as a result of interest rate changes and other factors.

TAX-EXEMPT FUNDS
================================================================================

The investment objective of the 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND is current income, exempt from federal income tax, consistent with preservation of capital.

The investment objective of the 1784 CONNECTICUT TAX-EXEMPT INCOME FUND is current income exempt from both federal and Connecticut personal income tax. Preservation of capital is a secondary objective.

The investment objective of the 1784 FLORIDA TAX-EXEMPT INCOME FUND is current income exempt from federal income tax through Fund shares which are exempt from Florida intangible personal property tax. Preservation of capital is a secondary objective.

The investment objective of the 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND is current income, exempt from both federal and Massachusetts personal income tax, consistent with preservation of capital.

The investment objective of the 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND is current income exempt from federal income tax, from Rhode Island personal income tax and the Rhode Island business corporation tax. Preservation of capital is a secondary objective.

                                                                     (CONTINUED)
                                        9

PROSPECTUS                                                            1784 FUNDS

-------------------------------------------------------------------------------

The TAX-EXEMPT MEDIUM-TERM INCOME FUND invests primarily in Municipal Securities. Municipal Securities are debt securities issued by the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities that pay interest that is exempt from federal income tax, including the alternative minimum tax. Municipal Securities also may be issued by other qualifying issuers and include bonds, notes and commercial paper. The Fund may invest in "general obligation" bonds, which are backed by the full faith, credit and taxing power of the issuer, and in "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source. Under normal circumstances at least 80% of the Fund's net assets is invested in Municipal Securities.

The Fund also may invest in debt securities that pay interest that is not exempt from federal income tax or is subject to the alternative minimum tax, such as U.S. government obligations, corporate bonds, bank obligations, commercial paper and repurchase agreements. Under normal circumstances not more than 20% of the Fund's assets is invested in these instruments.

The Fund invests in investment grade securities. While investment grade securities may be high quality, securities in the lowest categories of investment grade and securities of comparable quality may have speculative characteristics. In adverse economic or other circumstances, issuers of these securities are more likely to have difficulty making principal and interest payments than issuers of higher grade obligations.

The Fund's average weighted maturity is expected to be from three to ten years under normal circumstances.

The CONNECTICUT TAX-EXEMPT INCOME FUND, FLORIDA TAX-EXEMPT INCOME FUND, MASSACHUSETTS TAX-EXEMPT INCOME FUND and RHODE ISLAND TAX-EXEMPT INCOME FUND invest primarily in State Municipal Securities. State Municipal Securities are Municipal Securities that pay interest that is exempt from that state's personal income tax or, in Florida, Municipal Securities that are not subject to Florida's intangible personal property tax. Each Fund also may invest in Municipal Securities that pay interest that is not exempt from state income tax. Under normal circumstances at least 80% of each Fund's net assets is invested in Municipal Securities and at least 65% of each Fund's assets is invested in State Municipal Securities. See Appendix A for information on taxable equivalent yields.

Each Fund also may invest in debt securities that pay interest that is not exempt from federal or state income tax. Under normal circumstances not more than 20% of each Fund's assets is invested in these securities.

Like the Tax-Exempt Medium-Term Income Fund, these Funds invest in investment grade securities. Some of these securities may have speculative characteristics, and in adverse economic or other circumstances, issuers of these securities are more likely to have difficulty making principal and interest payments than issuers of higher grade obligations.

Each Fund's average weighted maturity is expected to be from five to ten years under normal circumstances.

These Funds are non-diversified, meaning that they may invest a relatively high percentage of their assets in the obligations of a limited number of issuers. As a result, each Fund may be more susceptible to any single economic, political or regulatory occurrence. Each Fund is particularly susceptible to events affecting issuers in its particular state. See "Risk Considerations" for more information.

STOCK FUNDS
===============================================================================

The investment objective of the 1784 ASSET ALLOCATION FUND is to achieve a favorable total rate of return through current income and capital appreciation consistent with preservation of capital, derived from investing in fixed income and equity securities.

The investment objective of the 1784 GROWTH AND INCOME FUND is long-term growth of capital with a secondary objective of income.

The investment objective of the 1784 GROWTH FUND is capital appreciation. Dividend income, if any, is incidental to this objective.

The investment objective of the 1784 INTERNATIONAL EQUITY FUND is long-term growth of capital. Dividend income, if any, is incidental to this objective.

PROSPECTUS                                                            1784 FUNDS



-------------------------------------------------------------------------------

The ASSET ALLOCATION FUND allocates its assets between equity securities and debt securities. Under normal circumstances 30% to 70% of the Fund's assets are invested in equity securities, 30% to 60% are invested in intermediate and long-term debt securities and 0% to 40% are invested in short-term debt securities or money market instruments. Equity securities include common stock, warrants to purchase common stock, debt securities convertible into common stock, convertible and non-convertible preferred stock and depositary receipts. The Adviser determines the mix of investments between equity and debt securities based on current economic and market conditions and underlying securities values.

The Fund's equity securities generally are securities of issuers with market capitalizations of at least $250 million that the Adviser believes are financially sound, have a track record of growth in earnings and dividends and offer the prospect for above-average growth, including growth in dividends (referred to as Established Companies). The Fund's debt securities include investment grade corporate debt securities, debt obligations issued or guaranteed as to the payment of principal and interest by the U.S. government or by non-U.S. governments and mortgage-backed and asset-backed securities rated A or better by Standard & Poor's or Moody's or of comparable quality as determined by the Adviser. These ratings are described in the Statement of Additional Information. The Fund's money market investments include short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements.

The GROWTH AND INCOME FUND invests primarily in common stock (including depositary receipts) of U.S. and non-U.S. issuers. Under normal circumstances at least 65% of the Fund's assets is invested in these securities.

The Fund emphasizes equity securities of Established Companies. The Fund also may invest in other securities that provide an opportunity for appreciation or income, such as convertible and non-convertible debt securities, preferred stock, warrants and money market instruments.

The GROWTH FUND invests primarily in common stock (including depositary receipts) and securities convertible into common stock of U.S. and non-U.S. issuers. Under normal circumstances at least 65% of the Fund's assets is invested in these securities. The Fund emphasizes securities of issuers that the Adviser believes have above-average growth potential, including securities of smaller, lesser-known companies. The Fund may also pursue growth by investing in companies with established products that are developing new product lines, new management methods or new distribution channels, companies that may be industry leaders, or revitalized companies in declining industries that hold a strong position in the market. Growth may be measured by earnings, cash flow or gross sales. While some of the Fund's investments may pay dividends, receipt of current income is not a consideration in selecting investments.

The Fund may also invest in non-convertible debt securities, preferred stocks and money market instruments. Under normal circumstances not more than 35% of the Fund's assets is invested in these securities.

The INTERNATIONAL EQUITY FUND invests primarily in equity securities of non-U.S. issuers. Under normal circumstances at least 65% of the Fund's assets is invested in securities of issuers organized in at least three countries other than the United States. Equity securities include common stock, preferred stock, securities convertible into common stock, trust or limited partnership interests, rights and warrants to acquire equity securities and depositary receipts or other similar securities representing common stock of foreign issuers. The Fund may invest in securities of issuers in developing countries.

The Fund emphasizes equity securities of issuers with market capitalizations of at least $100 million that the Fund's Advisers believe are financially sound, have a track record of growth in earnings and dividends and have above-average growth potential. While some of the Fund's investments may pay dividends, receipt of current income is not a consideration in selecting investments.

                                                                     (CONTINUED)
                                       11

PROSPECTUS                                                            1784 FUNDS

--------------------------------------------------------------------------------

ADDITIONAL INVESTMENT POLICIES
--------------------------------------------------------------------------------


This section describes additional investment policies of the Funds. See "Risk Considerations" for more information.

NON-U.S. SECURITIES.
Each Fund may invest a portion of its assets in non-U.S. securities. The International Equity Fund will invest most of its assets in non-U.S. securities. Investing in non-U.S. securities involves risks in addition to those of investing in U.S. securities. These risks are heightened for investments in securities of issuers in developing countries. See "Risk Considerations."

TEMPORARY INVESTMENTS.
During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, each Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

OTHER PERMITTED INVESTMENTS.
For more information regarding the Funds' permitted investments and investment practices, see Appendix B. The Funds will not necessarily invest or engage in each of the investments and investment practices in Appendix B but reserve the right to do so. The Money Market Funds will invest or engage in the investments and investment practices in Appendix B only to the extent consistent with industry regulations applicable to money market funds.

OTHER INVESTMENT COMPANIES.
Each of the Prime Money Market Fund, the Florida Tax-Exempt Income Fund, the Growth Fund and the International Equity Fund may invest substantially all of its assets in a mutual fund having the same investment objective and policies as that particular Fund.

INVESTMENT RESTRICTIONS.
The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Funds, including a limitation that each Fund may borrow money from banks in an amount not to exceed 33 1/3% of the Fund's total assets for extraordinary or emergency purposes (e.g., to meet redemption requests). Shareholder approval is required to change each Fund's investment objective. Generally, the Funds' investment policies may be changed without shareholder approval. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in a Fund's securities will not be a violation of policy.

PORTFOLIO TURNOVER.
Securities of a Fund will be sold whenever the Adviser or Advisers believe it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The turnover rates for each Fund are included in the Financial Highlights for that Fund. The amount of brokerage commissions and realization of taxable capital gains will tend to increase as the level of portfolio activity increases. The annual turnover rate for the Florida Tax-Exempt Income Fund is not expected to exceed 100%.

BROKERAGE TRANSACTIONS.
The primary consideration in placing each Fund's securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Funds may execute brokerage or other agency transactions through an investment adviser or distributor of the Funds. The adviser or distributor will be paid for these transactions.

PROSPECTUS                                                            1784 FUNDS



--------------------------------------------------------------------------------


RISK CONSIDERATIONS
--------------------------------------------------------------------------------

The risks of investing in each Fund vary depending upon the nature of the securities held, and the investment practices employed, on its behalf. Certain of these risks are described in this section.

CHANGES IN NET ASSET VALUE.
Each Bond, Tax-Exempt and Stock Fund's net asset value will fluctuate based on changes in the values of its underlying portfolio securities. This means that an investor's shares may be worth more or less at redemption than at the time of purchase. (The Money Market Funds employ procedures to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that a stable net asset value will be maintained.) Equity securities fluctuate in response to general market and economic conditions and other factors, including actual and anticipated earnings, changes in management, political developments and the potential for takeovers and acquisitions. The value of debt securities, including Municipal Securities, generally goes down when interest rates go up, and up when interest rates go down. Changes in interest rates will generally cause larger changes in the prices of longer-term securities than in the prices of shorter-term securities. Prices of debt securities also fluctuate based on changes in the actual and perceived creditworthiness of issuers. The prices of lower rated securities often fluctuate more than those of higher rated securities.

CREDIT RISK OF DEBT SECURITIES.
It is possible that some issuers will not make payments on debt securities held by a Fund. Investors should be aware that securities offering above-average yields may involve above-average risks. Securities rated in the lowest categories of investment grade (that is, BBB or Baa by Standard & Poor's or Moody's) and equivalent securities may have speculative characteristics. In adverse economic or other circumstances, issuers of these securities are more likely to have difficulty making principal and interest payments than issuers of higher grade obligations.

NON-U.S. SECURITIES.
Investments in non-U.S. securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets and political or social instability. Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments. In addition, non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Non-U.S. markets may be less liquid and more volatile than U.S. markets, and may offer less protection to investors such as the Funds. Prices at which a Fund may acquire securities may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund.

Because non-U.S. securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned and gains and losses realized on the sale of securities. In addition, some non-U.S. currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets.

Equity securities traded in certain foreign countries may trade at price-earnings multiples higher than those of comparable companies trading on securities markets in the United States. These multiples may not be sustainable. Rapid increases in money supply in certain countries may result in speculative investment in equity securities which may contribute to volatility of trading markets.


                                                                     (CONTINUED)

PROSPECTUS                                                            1784 FUNDS

--------------------------------------------------------------------------------


The costs attributable to non-U.S. investing, such as the costs of maintaining custody of securities in non-U.S. countries, frequently are higher than those involved in U.S. investing. As a result, the operating expense ratios of the Funds may be higher than those of investment companies investing exclusively in U.S. securities.

The International Equity Fund, the Short-Term Income Fund and the Income Fund may invest in issuers located in developing countries, which are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. All of the risks of investing in non-U.S. securities are heightened by investing in developing countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries with more mature economies; these markets often have provided higher rates of return, and greater risks, to investors.

SMALLER COMPANIES.
Investors in the Stock Funds, particularly the Growth Fund, should be aware that the securities of companies with small market capitalizations may have more risks than the securities of other companies. Smaller companies may be more susceptible to market downturns or setbacks because they may have limited product lines, markets, distribution channels, and financial and management resources. There is often less publicly available information about smaller companies than about more established companies. As a result, the prices of securities issued by smaller companies may be volatile. Shares of the Stock Funds, particularly the Growth Fund, may fluctuate in value more than shares of an equity fund with more investments in larger, more established companies.

"REVENUE" OBLIGATIONS.
Each Bond and Tax-Exempt Fund may invest in Municipal Obligations that are payable only from the revenues generated from a specific project or from another specific revenue source. Projects may suffer construction delays, increased costs or reduced revenues as a result of political, regulatory, economic and other factors. As a result projects may not generate sufficient revenues to pay principal and interest on Municipal Securities held by a Fund.

NON-DIVERSIFIED FUNDS.
Each state Tax-Exempt Fund is a non-diversified mutual fund. This means that it is not subject to any statutory restrictions under the Investment Company Act of 1940 limiting the investment of its assets in one or relatively few issuers (although certain diversification requirements are imposed by the Internal Revenue Code). Since each of these Funds may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the value of shares of these Funds may be more susceptible to any single economic, political or regulatory occurrence. Each of these Funds also may invest 25% or more of its assets in securities the issuers of which are located in the same state or the interest on which is paid from revenues of similar type projects or that are otherwise related in such a way that a single economic, business or political development or change affecting one of the securities would also affect other securities. Investors should consider the greater risk inherent in these policies when compared with more diversified mutual funds.

The Statement of Additional Information describes recent economic events in Connecticut, Florida, Massachusetts and Rhode Island. Each state Fund is particularly susceptible to events affecting issuers in its state.

INVESTMENT PRACTICES.
Certain of the investment practices employed for the Funds may entail certain risks. These risks are in addition to the risks described above and are described in Appendix B.

PROSPECTUS                                                            1784 FUNDS

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

MONEY MARKET FUNDS
================================================================================

Substantially all of each Money Market Fund's net income from dividends and interest is declared as a dividend daily to shareholders of record. Shares begin accruing dividends on the date of purchase, and accrue dividends up to and including the day prior to redemption. Dividends are paid MONTHLY on the first business day of each month.

BOND FUNDS AND TAX-EXEMPT FUNDS
================================================================================

Substantially all of each Bond Fund's and each Tax-Exempt Fund's net income from dividends and interest is declared as a dividend daily to shareholders of record. Shares begin accruing dividends on the day following the date of purchase, and accrue dividends through and including the day of redemption. Dividends are paid MONTHLY on or about the last business day of each month.

STOCK FUNDS
================================================================================

Substantially all of each Stock Fund's net income from dividends and interest is paid to its shareholders of record as follows:
     For the Asset Allocation Fund and the Growth and Income Fund, quarterly on or about the last day of MARCH, JUNE, SEPTEMBER and DECEMBER.
     For the Growth Fund, semi-annually on or about the last day of JUNE and DECEMBER.
     For the International Equity Fund, annually on or about the last day of DECEMBER.

ALL FUNDS
================================================================================

Each Fund's net realized short-term and long-term capital gains, if any, will be distributed to the Fund's shareholders at least annually, in December. Each Fund may also make additional distributions to its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

Distributions are paid in additional shares issued at net asset value unless the shareholder elects to receive payment in cash.

PROSPECTUS                                                            1784 FUNDS

MANAGEMENT
-------------------------------------------------------------------------------


TRUSTEES AND OFFICERS.
Each Fund is supervised by the Board of Trustees of 1784 Funds. More information on the Trustees and Fund officers may be found under "Management" in the Statement of Additional Information.

INVESTMENT ADVISER.
Bank of Boston is the investment adviser of each Fund, and subject to policies set by the Trustees, makes investment decisions. Bank of Boston is the successor to a bank chartered in 1784 and offers a wide range of banking and investment services to customers throughout the world. Bank of Boston has been providing asset management services since 1890. The Private Bank Division of Bank of Boston is the investment management group within Bank of Boston that advises the Funds. As of December 31, 1995, The Private Bank was responsible for the investment management of approximately $16 billion of individual, institutional, endowment and corporate assets, including $2.5 billion in assets of the Funds, in money market, equity, and fixed income securities. The Private Bank has earned national recognition and respect as an investment manager. Bank of Boston is a wholly-owned subsidiary of Bank of Boston Corporation; its legal name is The First National Bank of Boston and its address is 100 Federal Street, Boston, Massachusetts 02110.

Kleinwort Benson Investment Management Americas Inc. serves as investment adviser to the International Equity Fund with Bank of Boston. Kleinwort furnishes an investment program in conjunction with Bank of Boston's analysis of market developments in South America. Investment decisions are joint. Kleinwort, 200 Park Avenue, New York, New York 10166, is the U.S.-registered investment management subsidiary of the London-based Kleinwort Benson Group plc, a merchant banking group whose origins date back to 1792, which in turn is a subsidiary of Dresdner Bank. Since it commenced operations in 1980, Kleinwort has managed investment accounts, primarily for institutions in North America, comprised of equity, fixed income and balanced portfolios. Kleinwort and its affiliates manage approximately $22.3 billion of assets.

The following individuals at Bank of Boston (and for the International Equity Fund, Kleinwort) are responsible for the daily management of the Bond, Tax-Exempt and Stock Funds:

BOND FUNDS
================================================================================

1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND AND 1784 INCOME FUND
     JACK A. ABLIN, Senior Fund Manager, has been a manager of the 1784 U.S. Government Medium-Term Income Fund since June 1993 (commencement of its operations) and of the 1784 Income Fund since July 1994 (commencement of its operations). Mr. Ablin, who has more than nine years of investment experience, has been a Senior Fund Manager at Bank of Boston since 1990. Emmett M. Wright, Fund Manager, has been a manager of the 1784 U.S. Government Medium-Term Income Fund and of the 1784 Income Fund since September 1995. Mr. Wright, who has more than six years of investment management and research analysis experience, was an Associate Fund Manager at Bank of Boston from 1993 to 1994 and has been a Fund Manager at Bank of Boston since 1994.

1784 SHORT-TERM INCOME FUND
     MARY K. WERLER has been the manager of the Fund since July 1994 (commencement of its operations). Ms. Werler, who has more than eleven years of investment management experience, has been a Fund Manager at Bank of Boston since 1993. From 1987 to 1993, Ms. Werler was an Associate Portfolio Manager with Keystone Custodian Funds.

TAX-EXEMPT FUNDS
================================================================================

1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND, 1784 CONNECTICUT TAX-EXEMPT INCOME FUND AND 1784 RHODE ISLAND TAX EXEMPT INCOME FUND

     DAVID H. THOMPSON, Director of Fund Management, has been the manager of the Fund since June 1993 (commencement of its operations) and the manager of the 1784 Connecticut Tax-Exempt Income Fund and the 1784 Rhode Island Tax-Exempt Income Fund since September 1995. Mr. Thompson, who has more than 22 years of experience in investment management, research analysis and securities trading, has been the Director of Fund Management at Bank of Boston since 1985.

PROSPECTUS                                                            1784 FUNDS

--------------------------------------------------------------------------------

1784 FLORIDA TAX-EXEMPT INCOME FUND
     DAVID H. THOMPSON, Director of Fund Management, and SUSAN A. SANDERSON, Senior Fund Manager, are co-managers of the Fund. Mr. Thompson's investment experience is described above. Ms. Sanderson, who has more than 15 years of experience in investment management and securities trading, has been a Fund Manager at Bank of Boston since 1991.

1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND
     SUSAN A. SANDERSON, Senior Fund Manager, has been the manager of the Fund since June 1993 (commencement of its operations). Ms. Sanderson's investment experience is described above.

STOCK FUNDS
===============================================================================

1784 ASSET ALLOCATION FUND
     RONALD J. CLAUSEN, Senior Fund Manager, and JACK A. ABLIN, Senior Fund Manager, have been the co-managers of the Fund since June 1993 (commencement of its operations). Mr. Clausen, who has more than 30 years of experience in investment management and research analysis, has been a Senior Fund Manager at Bank of Boston since 1984. Mr. Ablin's investment experience is described above.

1784 GROWTH AND INCOME FUND
     EUGENE D. TAKACH, Senior Fund Manager, and THEODORE E. OBER, Senior Fund Manager, have been the co-managers of the Fund since June 1993 (commencement of its operations). Mr. Takach, who has more than 30 years of experience in investment management, research analysis and securities trading, has been a Portfolio Manager at Bank of Boston since 1971. Mr. Ober, who has more than ten years of experience in investment management and research analysis, has been a Research Analyst, Fund Manager and Senior Fund Manager at Bank of Boston since 1987.

1784 GROWTH FUND
     EUGENE D. TAKACH, Senior Fund Manager, and THEODORE E. OBER, Senior Fund Manager, have been the co-managers of the Fund since March 1996 (commencement of its operations). Their investment experience is described above.

1784 INTERNATIONAL EQUITY FUND
     KENTON J. IDE, Director of Investments for The Private Bank at Bank of Boston, and JULIET COHN, senior portfolio manager at Kleinwort, have been managers of the Fund since January 1995 (commencement of its operations). Mr. Ide, who has more than twenty years of experience in investment management and research analysis, has been with the Bank of Boston since early 1993. From 1983 to 1993, Mr. Ide was a Senior Vice President with the Private Client Group of Boston Safe Deposit and Trust Company. Ms. Cohn, who has more than twelve years experience in investment management, has been with Kleinwort since 1987.

Management's discussion of Fund performance is included in the Annual Reports, which may be obtained without charge by calling 1-800-252-1784.

ADVISORY FEES. Bank of Boston is entitled to receive investment advisory fees, which are accrued daily and payable monthly, of 0.40% of each Money Market Fund's average daily net assets (0.20% for the Institutional U.S. Treasury Money Market Fund), 0.74% of each Bond and each Tax-Exempt Fund's average daily net assets (0.50% for the Short-Term Income Fund) and 0.74% of each Stock Fund's average daily net assets (other than the International Equity Fund).

For the International Equity Fund, Bank of Boston and Kleinwort each are entitled to receive an investment advisory fee of 0.50% of the Fund's average net assets, for a total of 1.00% of the Fund's average daily net assets. This fee is higher than the fee paid by most investment companies in general.

Bank of Boston has agreed to waive its investment advisory fees to the extent necessary to limit the total operating expenses of each Fund to a specified level. Bank of Boston also may contribute to the Funds from time to time to help them maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time.

                                                                     (CONTINUED)

PROSPECTUS                                                            1784 FUNDS

--------------------------------------------------------------------------------

The following chart shows the investment advisory fees paid by each Fund for the fiscal year ended May 31, 1996. The Prime Money Market Fund and the Florida Tax-Exempt Income Fund are newly organized and had no operations during that fiscal year.

--------------------------------------------------------------------------------
                                           Advisory fees paid
                                       (expressed as a percentage
                                         of average net assets)
--------------------------------------------------------------------------------
U.S. Treasury Money Market Fund                    .40%
Tax-Free Money Market Fund                         .34
Institutional U.S. Treasury Money Market Fund      .13
U.S. Government Medium-Term Income Fund            .60
Short-Term Income Fund                             .47
Income Fund                                        .60
Tax-Exempt Medium-Term Income Fund                 .60
Connecticut Tax-Exempt Income Fund                 .60
Massachusetts Tax-Exempt Income Fund               .60
Rhode Island Tax-Exempt Income Fund                .60
Asset Allocation Fund                              .74
Growth and Income Fund                             .74
Growth Fund                                        .00
International Equity Fund                          .76
--------------------------------------------------------------------------------

BANKING RELATIONSHIPS. Bank of Boston and its affiliates may have banking relationships with the issuers of securities purchased for the Funds. These relationships may include outstanding loans to issuers which may be repaid in whole or in part with the proceeds of securities purchased for the Funds. Bank of Boston has informed the Funds that in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Bank of Boston or any of its affiliates.

BANK REGULATORY MATTERS. The Glass-Steagall Act prohibits certain financial institutions, such as Bank of Boston, from underwriting securities of open-end investment companies, such as the Funds. Bank of Boston believes that its investment advisory services are not underwriting and are consistent with the Glass-Steagall Act and other relevant federal and state laws. State laws on this issue may differ from applicable federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Changes in either federal or state statutes or regulations, or in their interpretations, could prevent Bank of Boston from continuing to perform these services. If that were to happen, the Funds would seek alternative means for obtaining these services.

ADMINISTRATOR. SEI Fund Resources provides administrative and fund accounting services to the Funds, including regulatory reporting, office facilities and equipment and personnel. For these services SEI receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the first $300 million of the Funds' combined average daily net assets, 0.12% of the second $300 million and 0.10% of combined average daily net assets in excess of $600 million. SEI has agreed to waive portions of its fee from time to time. These fees will be reduced when the Funds' reorganization with the BayFunds takes effect. See "General Information - Organization" on page 25. SEI may retain sub-administrators, including Bank of Boston, whose fees would be paid by SEI.

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT. Boston Financial Data Services, 2 Heritage Drive, North Quincy, Massachusetts 02171, is the Funds' dividend disbursing agent and shareholder servicing agent. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the transfer agent. Bank of Boston also acts as a shareholder servicing agent for the U.S. Treasury Money Market Fund and the Prime Money Market Fund. For these services, Bank of Boston receives a fee, calculated daily and paid monthly, at an annual rate of 0.10% of these Funds' average daily net assets.

DISTRIBUTION ARRANGEMENTS. SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087, is the distributor of shares of each Fund. Under a Distribution Plan which has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund (other than the Money Market Funds) may pay monthly fees at an annual rate of up to 0.25% of the Fund's average daily net assets. These fees may be used by the Distributor to compensate itself for its services or for advertising, marketing or other promotional activities. The Distribution Plan and related Distribution Agreement obligate the Funds to pay fees to the Distributor as compensation for its services, not as reimbursement for specific expenses incurred. The Distributor has agreed to waive its fee. This waiver is voluntary and may be terminated at any time.

PROSPECTUS                                                            1784 FUNDS


--------------------------------------------------------------------------------

From time to time the Distributor may provide incentive compensation to its own employees and employees of banks (including Bank of Boston), broker-dealers and investment counselors in connection with the sale of shares of the Funds. Promotional incentives may be cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, will be offered uniformly to all program participants and will be predicated upon the amount of shares of the Funds sold by the participant.

CUSTODIAN. Bank of Boston is the Funds' custodian. Fund securities may be held by a sub-custodian bank approved by the Trustees.

PROSPECTUS                                                            1784 FUNDS

SHAREHOLDER SERVICES

--------------------------------------------------------------------------------


This section describes how to do business with the Funds and shareholder services that are available.

HOW TO REACH THE FUNDS
================================================================================

          BY TELEPHONE   1-800-252-1784
                         Call for account or Fund information Monday through Friday 8:30 a.m. to 8 p.m. (Eastern time).

       BY REGULAR MAIL   1784 Funds
                         P.O. Box 8524
                         Boston, MA 02266-8524

  BY OVERNIGHT COURIER   1784 Funds
                         c/o Boston Financial Data Services
                         2 Heritage Drive
                         North Quincy, MA 02171

TYPE OF ACCOUNTS
===============================================================================

If you are investing in the Funds for the first time, you will need to establish an account. You may establish the following types of accounts by completing the account application included with this Prospectus. If there is no application accompanying this Prospectus, call 1-800-252-1784.

(BULLET) INDIVIDUAL OR JOINT OWNERSHIP. Individual accounts are owned by one person. Joint accounts have two or more owners.


(BULLET) GIFT OR TRANSFER TO MINOR (UGMA OR UTMA). A UGMA (Uniform Gifts to Minors Act) or UTMA (Uniform Transfers to Minors Act) account is a custodial account managed for the benefit of a minor. To open a UGMA or UTMA account, you must include the minor's social security number on the application.

(BULLET) TRUST. A trust can open an account. The name of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

(BULLET) CORPORATIONS, PARTNERSHIPS AND OTHER LEGAL ENTITIES. Corporations, partnerships and other legal entities may also open an account. The application must be signed by a general partner of the partnership or an authorized officer of the corporation or other legal entity.


(BULLET) RETIREMENT. If you are eligible, you may set up your account under a tax-sheltered retirement plan, such as an Individual Retirement Account. Bank of Boston offers a number of retirement plans through which Fund shares may be purchased. Call 1-800-252-1784 for more information.

HOW TO OPEN AN ACCOUNT
===============================================================================

Complete and sign the appropriate account application. Please be sure to provide your social security or taxpayer identification number on the application.
Make your check payable to the Fund in which you are investing. Send all items to one of the following addresses:

       BY REGULAR MAIL   1784 Funds
                         P.O. Box 8524
                         Boston, MA 02266-8524

  BY OVERNIGHT COURIER   1784 Funds
                         c/o Boston Financial Data Services
                         2 Heritage Drive
                         North Quincy, MA 02171

You may also purchase shares through certain financial institutions, including Bank of Boston. These institutions may have their own procedures for purchases and redemptions, and may charge fees. Contact your financial institution for more information.

HOW TO PURCHASE SHARES
================================================================================

Shares of the Funds are sold on a continuous basis and may be purchased from the Distributor or a broker-dealer or financial institution that has an agreement with the Distributor. Purchases may be made Monday through Friday, except on certain holidays.

Each Fund's share price, called net asset value, is calculated every business day. Each Fund's shares are sold without a sales charge. Shares are purchased at net asset value the next time it is calculated after your investment is received and accepted by the Distributor. Net asset value is normally calculated at 4 p.m. Eastern time (3 p.m. for the Institutional U.S. Treasury Money Market Fund and 12 noon for the other Money Market Funds). For the Institutional U.S. Treasury Money

PROSPECTUS                                                            1784 FUNDS


-------------------------------------------------------------------------------

Market Fund, the Distributor must receive federal funds by the close of business on the day your order is received and accepted. For the other Money Market Funds your investment is considered received when your check is converted into federal funds. This normally happens within two business days.

On days when the financial markets close early, such as the day after Thanksgiving and Christmas Eve, purchase orders for the Institutional U.S. Treasury Money Market Fund must be received by 12 noon.

Shares of the Prime Money Market Fund will be available commencing November 25, 1996. Shares of the Florida Tax-Exempt Income Fund are not yet available.

NEW PURCHASES. If you are new to the Funds, complete and sign an account application and mail it along with your check. To establish the telephone purchase option on your new account, complete the "Telephone Purchase of Shares" section on the application and attach a "voided" check or deposit slip from your bank account.

If you are investing through a tax-sheltered retirement plan for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-252-1784 for more information.

ADDITIONAL PURCHASES. If you already have money invested in a Fund, you can invest additional money in that Fund in the following ways:

       BY MAIL. Complete the remittance slip attached at the bottom of your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to one of the addresses listed previously.

       BY TELEPHONE. This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. When you make an additional purchase by telephone, the Funds will automatically debit your predesignated bank account for the desired amount. If you have not established the telephone purchase option, call 1-800-252-1784 to request the appropriate form.

       BY WIRE. Purchases may also be made by wiring money from your bank account to your Fund account. Call 1-800-252-1784 to receive wiring instructions.

AUTOMATIC INVESTMENT PROGRAMS. Automatic investing is an easy way to add to your account systematically. The Funds offer automatic investment plans to help you achieve your financial goals as simply and conveniently as possible. Minimum purchase amounts apply. Call 1-800-252-1784 for information.

PAYING FOR SHARES. Please note the following:
     (BULLET) Purchases may be made by check, wire transfer and automated clearing house transactions.
     (BULLET) All purchases must be made in U.S. dollars.

     (BULLET) Checks must be drawn on U.S. banks and must be payable to the
              Funds.
     (BULLET) Cash and credit card checks are not accepted.

     (BULLET) If a check does not clear your bank, the Funds reserve the right to cancel the purchase.
     (BULLET) If the Funds are unable to debit your predesignated bank account on the day of purchase, they may make additional attempts or cancel the purchase.

If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the canceled purchase. The Funds have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. The Funds reserve the right to reject any specific purchase request.

MINIMUM INVESTMENTS. The following minimums apply, unless they are waived by the Distributor.

To open an account                                  $1,000.00*
 For tax-sheltered retirement plans                    250.00

To add to an account                                   250.00**
 Through automatic investment plans                     50.00

Minimum account balance                              1,000.00*
 For tax-sheltered retirement plans                    250.00

 * $100,000 for the Institutional U.S. Treasury Money Market Fund
** $5,000 for the Institutional U.S. Treasury Money Market Fund


                                                                     (CONTINUED)

PROSPECTUS                                                            1784 FUNDS

--------------------------------------------------------------------------------

HOW TO SELL SHARES
================================================================================

On any business day, you may redeem all or a portion of your shares. If the shares being redeemed were purchased by check, telephone or through an automatic investment program, the Funds may delay the mailing of your redemption check for up to 15 days after purchase to allow the purchase to clear.

Your transaction will be processed at net asset value the next time it is calculated after your redemption request in good order is received. A redemption is treated as a sale for tax purposes, and could result in taxable gain or loss in a non-tax-sheltered account.

BY MAIL. To redeem all or part of your shares by mail, your request should be sent in writing to one of the addresses listed on page 20 and must include the following information:
       (BULLET) the name of the Fund(s),
       (BULLET) the account number(s),
       (BULLET) the amount of money or number of shares being redeemed, (BULLET) the name(s) on the account, (BULLET) the signature(s) of all registered account owners, and (BULLET) your daytime telephone number.
Signature requirements vary based on the type of account you have:
       (BULLET) INDIVIDUAL, JOINT TENANTS, TENANTS IN COMMON: Written instructions must be signed by each shareholder, exactly as the names appear in the account registration.
       (BULLET) UGMA OR UTMA: Written instructions must be signed by the custodian in his/her capacity as it appears in the account registration.
       (BULLET) SOLE PROPRIETOR, GENERAL PARTNER: Written instructions must be signed by an authorized individual in his/her capacity as it appears in the account registration.
       (BULLET) CORPORATION, ASSOCIATION: Written instructions must be signed by the person(s) authorized to act on the account. In addition, a certified copy of the corporate resolution, authorizing the signer to act, must accompany the request.
       (BULLET) TRUST: Written instructions must be signed by the trustee(s).
                If the name of the current trustee(s) does not appear in the account registration, a certificate of incumbency dated within 60 days must also be submitted.
       (BULLET) RETIREMENT: Written instructions must be signed by the account owner. Call 1-800-252-1784 for more information.

BY TELEPHONE. If you selected this option on your account application, you may make redemptions from your account by calling 1-800-252-1784 by 4:00 p.m. Eastern Time. The Funds at their option may require requests for redemptions in excess of $25,000 to be in writing with signatures guaranteed. You may not close your account by telephone.

SYSTEMATIC WITHDRAWAL PLAN. Under this plan you may redeem a specific dollar amount from your account on a regular basis. For more information or to sign up for this service, please call 1-800-252-1784.

PAYMENT OF REDEMPTION PROCEEDS. Payments may be made by check or wire transfer.

BY CHECK Redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request.

BY WIRE If you are authorized for the wire redemption service, your redemption proceeds will be wired directly into your designated bank account normally on the next business day after receipt of your redemption request (the same business day for the Money Market Funds). There is no limitation on redemptions by wire; however, there is a $12 fee for each wire and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call 1-800-252-1784 to sign up for this service.
         Wire redemptions are not available for retirement accounts.

SIGNATURE GUARANTEES. In addition to the signature requirements, a signature guarantee is required in any of the following circumstances:
       (BULLET) You would like the check made payable to anyone other than the shareholder(s) of record.
       (BULLET) You would like the check mailed to an address other than the address of record.

PROSPECTUS                                                            1784 FUNDS


--------------------------------------------------------------------------------

At the Funds' discretion signature guarantees may also be required for other redemptions. A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to see if it has this capability.


SHAREHOLDER SERVICES AND POLICIES
================================================================================

EXCHANGES. On any business day you may exchange all or a portion of your shares into any other available Fund. To make exchanges, please follow the procedures for redemptions. Exchanges are processed at the net asset value next calculated after an exchange request in good order is received and approved. Please read the prospectus for the Fund into which you are exchanging. The Funds reserve the right to reject any exchange request or to modify or terminate the exchange privilege at any time. An exchange is the sale of shares of one Fund and purchase of shares of another, and could result in taxable gain or loss in a non-tax-sheltered account.

REDEMPTION PROCEEDS. The Funds intend to pay redemption proceeds in cash, but reserve the right to pay in kind by delivery of investment securities equal to the redemption price. In these cases, you might incur brokerage costs in converting the securities to cash. The right of any shareholder to receive payment of redemption proceeds may be suspended, or payment may be postponed, in certain circumstances. These circumstances include any period the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted, any period when an emergency exists and any time the Securities and Exchange Commission permits mutual funds to postpone payments for the protection of investors.

TAXPAYER IDENTIFICATION NUMBER. On the account application or other appropriate form, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold 31% of any dividends and redemption or exchange proceeds.

SHARE CERTIFICATES. Share certificates are not issued.

INVOLUNTARY REDEMPTIONS. If your account balance falls below the minimum required investment as a result of a redemption or exchange, you will be given 60 days to re-establish the minimum balance. If you do not, your account may be closed and the proceeds sent to you.

TELEPHONE TRANSACTIONS. You may initiate many transactions by telephone. The Funds and their agents will not be responsible for any losses resulting from acting upon wire or telephone instructions that it reasonably believes to be genuine. The Funds and their agents will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include taping of telephone conversations. It may be difficult to reach the Funds by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, please consider sending written instructions.

ADDRESS CHANGES. To change the address on your account, call 1-800-252-1784 and send a written request signed by all account owners. Include the name of your Fund(s), the account numbers(s), the name(s) on the account and both the old and new addresses.

REGISTRATION CHANGES. To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information, call 1-800-252-1784. If your shares are held of record by a financial institution, contact that financial institution for ownership changes.

STATEMENTS AND REPORTS. The Funds will send you a confirmation statement after every transaction that affects your account balance or your account registration. If you are enrolled in an automatic investment program and invest on a monthly basis, you will receive quarterly confirmations. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.

Financial reports for the Funds, which include a list of the Funds' portfolio holdings, will be mailed semiannually to all shareholders.

CHECKWRITING. Checkwriting privileges are available to certain shareholders for certain Money Market Funds and the Short-Term Income Fund. Call 1-800-252-1784 for more information. You may not use a check to close your account.


                                                                     (CONTINUED)

PROSPECTUS                                                            1784 FUNDS

TAXES
-------------------------------------------------------------------------------

This discussion of taxes is for general information only. Investors should consult their own tax advisers about their particular situations.

Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies so that it will not be liable for any federal income or excise taxes. A Fund may pay withholding or other taxes to foreign governments during the year, however, and these taxes will reduce that Fund's dividends.

With certain exceptions, Fund dividends and capital gains distributions are subject to federal income tax and may also be subject to state and local taxes. Distributions from interest on U.S. government obligations may be exempt from state and local taxes. The Tax-Exempt Funds expect that their distributions from interest on Municipal Securities and State Municipal Securities will usually be exempt from federal income tax and, in some cases, exempt from certain state and local taxes. Dividends and distributions are treated in the same manner for federal tax purposes whether they are paid in cash or as additional shares. Generally, distributions from a Fund's net investment income and short-term capital gains will be taxed as ordinary income. A portion of certain Funds' distributions from net investment income may be eligible for the dividends received deduction available to corporations. Distributions of long-term net capital gains will be taxed as such regardless of how long the shares of a Fund have been held.

Interest on loans to purchase or carry shares of the Tax-Exempt Funds will not be deductible for federal income tax purposes. Exempt-interest dividends may be subject to alternative minimum tax.

For the Bond, Tax-Exempt and Stock Funds, Fund distributions will reduce the distributing Fund's net asset value per share. Shareholders who buy shares just before a Fund makes a distribution may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Foreign shareholders may be subject to withholding taxes.

Early each year, each Fund will notify its shareholders of the amount and tax status of distributions paid to shareholders for the preceding year. Investors should consult their own tax advisers regarding the status of their accounts under state and local laws.

PROSPECTUS                                                            1784 FUNDS

GENERAL INFORMATION
-------------------------------------------------------------------------------

NET ASSET VALUE.
Net asset value per share for each Bond, Tax-Exempt and Stock Fund is calculated each business day at the close of regular trading on the New York Stock Exchange, normally 4 p.m. Eastern time. Net asset value per share for the Institutional U.S. Treasury Money Market Fund is calculated each business day at 3 p.m. (12 noon on days when the financial markets close early). Net asset value per share for the other Money Market Funds is calculated each business day at 12 noon.

All purchases, redemptions and exchanges will be processed at net asset value the next time it is calculated after a request is received and approved by the Distributor. In order to receive that day's price, an order must be received by 4 p.m. Eastern time (3 p.m. for the Institutional U.S. Treasury Money Market Fund unless the financial markets close early and 12 noon for the other Money Market Funds). Net asset value per share is calculated by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of shares outstanding. Securities held by the Money Market Funds are valued at amortized cost, which approximates market value. For the other Funds, securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees.

ORGANIZATION.
Each Fund is a series of 1784 Funds. 1784 Funds is a Massachusetts business trust which was organized on February 5, 1993; it also is an open-end management investment company registered under the Investment Company Act of 1940. 1784 Funds currently has fourteen active series (fifteen when shares of the Prime Money Market Fund are available).

Each Fund (other than the state Tax-Exempt Funds) is a diversified mutual fund. Under the 1940 Act, a diversified mutual fund must manage at least
75% of its total assets so that no more than 5% of those assets are invested in any one company at the time of investment. See "Risk Considerations" for information about non-diversified mutual funds.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

The Funds intend to enter into a reorganization with the BayFunds, which is expected to close in November, 1996. In the reorganization, the Funds will receive securities from the BayFunds and will issue their shares in exchange.

VOTING AND OTHER RIGHTS.
1784 Funds may issue an unlimited number of shares, may create new series of shares and may divide shares in each series into classes. Each share of each Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each series of 1784 Funds have equal voting rights except that, in matters affecting only a particular Fund or class, only shares of that particular Fund or class are entitled to vote.

The U.S. Treasury Money Market Fund currently offers three classes of shares. Class A shares are described in this Prospectus. Class C and Class D shares are available solely in conjunction with certain cash management products offered by Bank of Boston. Class C and Class D shares may have different expenses, which may affect performance. Call 1-800-252-1784 for more information.

Because 1784 Funds is a Massachusetts business trust, the Funds are not required to hold annual shareholder meetings. Shareholder approval will usually be sought only for changes in certain investment restrictions and for the election of Trustees under certain circumstances. Trustees may be removed by shareholders under certain circumstances. Each share of each Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of that Fund, subject to any differing expenses borne by different classes of the Fund.

PERFORMANCE INFORMATION.
Fund performance may be quoted in advertising, shareholder reports and other communications in terms of yield, effective yield and total rate of return. All performance information is historical and is not intended to indicate future performance. Yields and total rates of return fluctuate in response to market conditions and other factors, and the value of a Fund's shares when redeemed may be more or less than their original cost.

Each Fund may provide annualized "yield" and "effective yield" quotations.
The "yield" of a Fund refers to the income generated by an investment in the Fund over a 7-day or 30-day or one-month period (which period is stated in any such advertisement or communication). This income
                                                                     (CONTINUED)

PROSPECTUS                                                           1784 FUNDS

--------------------------------------------------------------------------------

is then annualized; that is, the amount of income generated by the investment over that period is assumed to be generated each week or month over a one-year period and is shown as a percentage of the maximum public offering price on the last day of that period. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that 7-day, 30-day or one-month period is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

Each Fund may provide period and average annualized "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period and reflects any change in net asset value per share and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An "annualized" total rate of return assumes that the period total rate of return is generated over a one-year period.

Certain Funds may also advertise a "tax-equivalent yield." The "tax-equivalent yield" is calculated by determining the yield that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a shareholder.

A Fund's performance may from time to time be compared to that of other mutual funds tracked by mutual fund rating services, to that of broad groups of comparable mutual funds or to that of unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs. Certain Funds may advertise performance that includes results from periods in which the Funds' assets were managed in a non-registered predecessor vehicle.

Of course, any fees charged by a financial institution to a shareholder will reduce that shareholder's net return on investment. See the Statement of Additional Information for more information concerning the calculation of performance for the Funds.

EXPENSES.

In addition to amounts payable to its service providers and under the Distribution Plan, each Fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with Bank of Boston or the Administrator, government fees, taxes, accounting and legal fees, expenses of communicating with shareholders, interest expense and insurance premiums.

The following table shows each Fund's expenses for the fiscal year ended
May 31, 1996, expressed as a percentage of average net assets. The Prime
Money Market Fund and the Florida Tax-Exempt Income Fund are newly organized and had no operations during that fiscal year.
                                                        Expenses
-------------------------------------------------------------------------------
U.S. Treasury Money Market Fund                           .64%
Tax-Free Money Market Fund                                .54
Institutional U.S. Treasury Money Market Fund             .32
U.S. Government Medium-Term Income Fund                   .80
Short-Term Income Fund                                    .63
Income Fund                                               .80
Tax-Exempt Medium-Term Income Fund                        .79
Connecticut Tax-Exempt Income Fund                        .75
Massachusetts Tax-Exempt Income Fund                      .80
Rhode Island Tax-Exempt Income Fund                       .77
Asset Allocation Fund                                    1.25
Growth and Income Fund                                    .94
Growth Fund                                               .20
International Equity Fund                                1.13

COUNSEL AND INDEPENDENT AUDITORS.
Bingham, Dana & Gould LLP, Boston, Massachusetts, is counsel for each Fund. Coopers & Lybrand L.L.P., Boston, Massachusetts, serves as independent auditor for each Fund.
                         -------------------------------
The Statement of Additional Information dated the date of this Prospectus contains more detailed information about the Funds, including information relating to (i) investment policies and restrictions, (ii) the Trustees, officers and investment advisers, (iii) securities transactions, (iv) the Funds' shares, including rights and liabilities of shareholders, (v) the method used to calculate performance information and (vi) the determination of net asset value.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

PROSPECTUS                                                            1784 FUNDS

APPENDIX A -- TAXABLE EQUIVALENT YIELDS
--------------------------------------------------------------------------------

These tables show the yield investors need to achieve from a taxable investment to equal the yield from a tax-exempt investment. These tables do not predict the yield of any Fund. They are accurate as of September 12, 1996.


--------------------------------------------------------------------------------
FEDERAL
Equivalent yields: Tax-exempt versus taxable securities


                                 1996
      Taxable Income           Federal
---------------------------    Marginal
   Single        Joint           Rate     4.0%    4.5%     5.0%    5.5%    6.0%     6.5%     7.0%     7.5%     8.0%
---------------------------------------------------------------------------------------------------------------------
   $0-24,000       $0-40,100    15.00%    4.71%    5.29%   5.88%   6.47%   7.06%    7.65%    8.24%     8.82%   9.41%
 24,001-58,150   40,101-96,900  28.00%    5.56%    6.25%   6.94%   7.64%   8.33%    9.03%    9.72%    10.42%  11.11%
58,151-121,300  96,901-147,700  31.00%    5.80%    6.52%   7.25%   7.97%   8.70%    9.42%   10.14%    10.87%  11.59%
121,301-263,750 147,701-263,750 36.00%    6.25%    7.03%   7.81%   8.59%   9.38%   10.16%   10.94%    11.72%  12.50%
 over 263,750    over 263,750   39.60%    6.62%    7.45%   8.28%   9.11%   9.93%   10.76%   11.59%    12.42%  13.25%


--------------------------------------------------------------------------------
CONNECTICUT
Equivalent yields: Tax-exempt versus taxable securities


                                               1996 Combined
      Taxable Income*                           Connecticut                A Connecticut Tax-Exempt Income Fund Yield of:
-------------------------------- State  Federal and Federal    ---------------------------------------------------------------------
   Single            Joint       Rate**  Rate   Tax Bracket*** 4.0%   4.5%    5.0%    5.5%    6.0%     6.5%     7.0%   7.5%    8.0%
------------------------------------------------------------------------------------------------------------------------------------
  $0-24,000       $0-40,100      4.50%   15.00%   18.83%      4.93%   5.54%   6.16%   6.78%   7.39%    8.01%   8.62%   9.24%   9.86%
 24,001-58,150   40,101-96,900   4.50%   28.00%   31.24%      5.82%   6.54%   7.27%   8.00%   8.73%    9.45%  10.18%  10.91%  11.63%
58,151-121,300  96,901-147,700   4.50%   31.00%   34.11%      6.07%   6.83%   7.59%   8.35%   9.11%    9.86%  10.62%  11.38%  12.14%
121,301-263,750 147,701-263,750  4.50%   36.00%   38.88%      6.54%   7.36%   8.18%   9.00%   9.82%   10.63%  11.45%  12.27%  13.09%
 over 263,750     over 263,750   4.50%   39.60%   42.32%      6.93%   7.80%   8.67%   9.54%  10.40%   11.27%  12.14%  13.00%  13.87%

* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income as defined in the Internal Revenue Code is the same as under the Connecticut Personal Income Tax law, however, Connecticut taxable income may differ due to differences in exemptions, itemized deductions and other items.
** The Connecticut credits have not been included in the calculation of the state rates. A credit between 1% and 75% is automatically allowed for single taxpayers with a CT adjusted gross income ranging from $12,000 to $52,500. A credit between 1% and 75% is automatically allowed for married filing joint taxpayers with CT adjusted gross income ranging from $24,000 to $100,500.
***For federal tax purposes, these combined rates reflect the applicable marginal rates for 1996, including indexing for inflation. These rates include the effect of deducting state taxes on your Federal return.



-------------------------------------------------------------------------------
FLORIDA
Equivalent yields: Tax-exempt versus taxable securities


                              1996 Combined
      Taxable Income*           Florida                    A Tax-Exempt Income Fund Yield of:
----------------------------- and Federal    -----------------------------------------------------------
   Single        Joint        Tax Bracket**   4.0%      4.5%     5.0%    5.5%    6.0%     6.5%     7.0%
--------------------------------------------------------------------------------------------------------
  $0-24,000        $0-40,100     15.00%       4.71%    5.29%    5.88%    6.47%   7.06%    7.65%    8.24%
 24,001-58,150   40,101-96,900   28.00%       5.56%    6.25%    6.94%    7.64%   8.33%    9.03%    9.72%
58,151-121,300  96,901-147,700   31.00%       5.80%    6.52%    7.25%    7.97%   8.70%    9.42%   10.14%
121,301-263,750 147,701-236,750  36.00%       6.25%    7.03%    7.81%    8.59%   9.38%   10.16%   10.94%
 over 263,750    over 236,750    39.60%       6.62%    7.45%    8.28%    9.11%   9.93%   10.76%   11.59%

* This amount represents taxable income as defined in the Internal Revenue Code.

                                                                     (CONTINUED)

PROSPECTUS                                                           1784 FUNDS

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
MASSACHUSETTS
Equivalent yields: Tax-exempt versus taxable securities


                                                   1996 Combined
       Taxable Income*                             Massachusetts  A Massachusetts Tax-Exempt Income Fund Yield of:
--------------------------------  State    Federal  and Federal  --------------------------------------------------
   Single             Joint        Rate     Rate   Tax Bracket**    4.0%     5.0%     6.0%      7.0%       8.0%
-------------------------------------------------------------------------------------------------------------------
   $0-24,000        $0-40,100     12.00%   15.00%     25.20%       5.35%    6.68%     8.02%     9.36%     10.70%
 24,001-58,150    40,101-96,900   12.00%   28.00%     36.64%       6.31%    7.89%     9.47%    11.05%     12.63%
58,151-121,300   96,901-147,700   12.00%   31.00%     39.28%       6.59%    8.23%     9.88%    11.53%     13.18%
121,301-263,750  147,701-263,750  12.00%   36.00%     43.68%       7.10%    8.88%    10.65%    12.43%     14.20%
 over 263,750     over 263,750    12.00%   39.60%     46.85%       7.53%    9.41%    11.29%    13.17%     15.05%

 * This amount represents taxable income as defined in the Internal
Revenue Code. It is assumed that taxable income as defined in the Internal Revenue Code is the same as under the Massachusetts Personal Income Tax law, however, Massachusetts taxable income may vary due to differences in exemptions, itemized deductions, and other items.
**For federal tax purposes, these combined rates reflect the applicable marginal rates for 1996, including indexing for inflation. These rates include the effect of deducting state taxes on your Federal return.


-------------------------------------------------------------------------------
RHODE ISLAND
Equivalent yields: Tax-exempt versus taxable securities


                                              1996 Combined
      Taxable Income*                          Rhode Island             A Rhode Island Tax-Exempt Income Fund Yield of:
------------------------------  State  Federal and Federal   ------------------------------------------------------------------
   Single            Joint       Rate   Rate   Tax Bracket** 4.0%   4.5%   5.0%   5.5%   6.0%     6.5%    7.0%    7.5%    8.0%
-------------------------------------------------------------------------------------------------------------------------------
  $0-24,000        $0-40,100     4.13%  15.00%    18.51%    4.91%  5.52%  6.14%  6.75%   7.36%   7.98%   8.59%   9.20%   9.82%
 24,001-58,150   40,101-96,900   7.70%  28.00%    33.54%    6.02%  6.77%  7.52%  8.28%   9.03%   9.78%  10.53%  11.29%  12.04%
58,151-121,300  96,901-147,700   8.53%  31.00%    36.88%    6.34%  7.13%  7.92%  8.71%   9.51%  10.30%  11.09%  11.88%  12.67%
121,301-263,750 147,701-263,750  9.90%  36.00%    42.34%    6.94%  7.80%  8.67%  9.54%  10.41%  11.27%  12.14%  13.01%  13.87%
over 263,750     over 263,750   10.89%  39.60%    46.18%    7.43%  8.36%  9.29% 10.22%  11.15%  12.08%  13.01%  13.93%  14.86%

* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income as defined in the Internal Revenue Code is the same as under the Rhode Island Personal Income Tax law, however, Rhode Island taxable income may differ due to differences in exemptions, itemized deductions, and other items.
**For federal tax purposes, these combined rates reflect the applicable marginal rates for 1996, including indexing for inflation. These rates include the effect of deducting state taxes on your Federal return.

PROSPECTUS                                                            1784 FUNDS

APPENDIX B -- PERMITTED INVESTMENTS AND INVESTMENT PRACTICES

--------------------------------------------------------------------------------


U.S. TREASURY OBLIGATIONS
U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (STRIPS). STRIPS are sold as zero coupon securities. These securities are usually structured with two classes that receive different portions of the interest and principal payments from the underlying obligation. The yield to maturity on the interest-only class is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only class generally is unusually volatile in response to changes in interest rates. See "Zero Coupon Securities" for more information. Each Money Market Fund limits its investments in STRIPS to 20% of its total assets.

U.S. GOVERNMENT AGENCIES
Certain Federal agencies such as the Government National Mortgage Association
(GNMA) have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. government, are either backed by the full faith and credit of the United States (e.g., GNMA) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association).

RECEIPTS
Receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs) and Certificates of Accrual on Treasury Securities (CATS). TRs, TIGRs, and CATS are sold as zero coupon securities.

ZERO COUPON SECURITIES
A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit qualities.

BANK OBLIGATIONS
Bank obligations include certificates of deposit, time deposits (including Eurodollar time deposits) and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. The Funds have established certain minimum credit quality standards for bank obligations in which they invest.

BANKERS' ACCEPTANCES
A banker's acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT
A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

TIME DEPOSITS
A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.


                                                                     (CONTINUED)

PROSPECTUS                                                            1784 FUNDS

-------------------------------------------------------------------------------

COMMERCIAL PAPER
Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from one to 270 days.

MONEY MARKET FUNDS
A money market fund is a mutual fund that limits its investments to high quality money market instruments with a weighted average maturity of 90 days or less. Consistent with applicable regulations the Funds may not invest more than certain percentages of their assets in other mutual funds. Investing in other mutual funds causes shareholders to bear not only Fund expenses, but also expenses of the underlying mutual funds.

VARIABLE AND FLOATING RATE INSTRUMENTS
Certain obligations may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature permitting the holder to demand payment of principal at any time or at specified intervals. These obligations may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security. The interest rate on these securities may be reset daily, weekly, quarterly, or some other reset period and may have a floor or ceiling on interest rate charges. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

REPURCHASE AGREEMENTS
A repurchase agreement is an agreement where a person buys a security and simultaneously commits to sell the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. A Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. Pursuant to an exemptive order from the SEC, the Funds may enter into repurchase agreements on a pooled basis.

REVERSE REPURCHASE AGREEMENTS
Reverse repurchase agreements involve the sale of securities held by a Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When a Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing.

MORTGAGE-BACKED SECURITIES -- The Funds may purchase mortgage-backed securities issued or guaranteed as to payment of principal and interest by the U.S. government or one of its agencies and backed by the full faith and credit of the U.S. government, including direct pass-through certificates of GNMA, as well as mortgage-backed securities for which principal and interest payments are backed by the credit of particular agencies of the U.S. government. Mortgage-backed securities are generally backed or collateralized by a pool of mortgages. These securities are sometimes called collateralized mortgage obligations or CMOs.

Even if the U.S. government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment because the underlying mortgages are refinanced to take advantage of the lower rates. The prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost when it is prepaid. When interest rates go up, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates go up.

PROSPECTUS                                                            1784 FUNDS

-------------------------------------------------------------------------------


FORWARD COMMITMENTS OR PURCHASES ON A WHEN-ISSUED BASIS
Forward commitments or purchases of securities on a when-issued basis are transactions where the price of the securities is fixed at the time of commitment and the delivery and payment ordinarily takes place beyond customary settlement time. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the buyer before settlement. The securities are subject to market fluctuation due to changes in market interest rates; the securities are also subject to fluctuation in value pending settlement based upon public perception of the creditworthiness of the issuer of these securities. Each Fund may invest up to 25% of its assets in forward commitments or commitments to purchase securities on a when-issued basis.

SECURITIES RATED BAA OR BBB
The Funds may purchase securities rated Baa by Moody's or BBB by Standard & Poor's, which may have poor protection of payment of principal and interest. See "Risk Considerations."

ASSET-BACKED SECURITIES
The Funds may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral.

MUNICIPAL SECURITIES
Municipal securities include debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations and for general operating expenses. Municipal securities also include debt obligations issued to obtain funds for lending to other public institutions and facilities, and certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed with the proceeds of these bonds as security for such payment.

Municipal securities also include participations in municipal leases. These are undivided interests in a portion of a lease or installment purchase issued by state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult.

STANDBY COMMITMENTS
A security purchased subject to a standby commitment may be sold at a fixed price prior to maturity and may be sold at any time at market rates. A premium may be paid for a standby commitment and will have the effect of reducing the yield otherwise payable on the underlying security. There is no limit to the percentage of Fund securities that any Fund may purchase subject to a standby commitment but the amount paid directly or indirectly for a standby commitment held by any Fund will not exceed 1/2 of 1% of the value of the total assets of the Fund.


                                                                     (CONTINUED)

PROSPECTUS                                                            1784 FUNDS
APPENDIX B-- PERMITTED INVESTMENTS AND INVESTMENT PRACTICES (CONT'D)
-------------------------------------------------------------------------------

MORTGAGE "DOLLAR ROLL" TRANSACTIONS
Mortgage "dollar roll" transactions involve sale by a Fund of mortgage-backed securities for delivery in the future (generally within 30 days),when the Fund simultaneously contracts to purchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Funds will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Each Fund will not commit more than 20% of its total assets to dollar roll transactions.

LOAN PARTICIPATIONS
Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The Funds may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation the purchasing Fund may be regarded as a creditor of the intermediary bank, so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

GUARANTEED INVESTMENT CONTRACTS (GIC)
A GIC is a contract between an insurance company and, generally, an institutional investor that guarantees the investor a specified interest rate for a specific period and the return of the investor's principal. Each Fund will not invest more than 20% of its total assets in GICs.

COMMON AND PREFERRED STOCK
Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation.

CONVERTIBLE SECURITIES
Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. Convertible securities include both debt obligations and preferred stock.

AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITORY RECEIPTS
American Depositary Receipts (ADRs) are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. European Depositary Receipts (EDRs), which are sometimes referred to as Continental Depositary Receipts (CDRs), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holdings of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass voting rights through to the holders of the receipts in respect of the deposited securities. Investments in securities of foreign issuers (including ADRs, EDRs and CDRs) are subject to special risks. See "Risk Considerations."

FOREIGN CURRENCY TRANSACTIONS
Currency exchange transactions may protect against uncertainty in the level of future exchange rates in connection with hedging and other non-speculative strategies involving specific settlement transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell currencies. A forward currency exchange contract involves an obligation to purchase

PROSPECTUS                                                            1784 FUNDS

--------------------------------------------------------------------------------

or sell a specific currency at a future date, which must be more than two days from the date of the contract, at a price set at the time of the contract. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables generally arising in connection with the purchase or sales of particular portfolio securities.

The Funds will use currency exchange transactions only for bona fide hedging purposes and other non-speculative strategies.

WARRANTS
A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. Each Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. Included in this limitation, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

SECURITIES LENDING
Consistent with applicable regulatory requirements and in order to generate additional income, each Fund may lend securities to broker-dealers and other institutional borrowers. Loans must be callable at any time and continuously secured by collateral (cash or U.S. government securities) in an amount not less than the market value, determined daily, of the securities loaned. It is intended that the value of securities loaned by a Fund would not exceed 33 1/3% of the Fund's total assets. In the event of the bankruptcy of the other party to a securities loan, a Fund could experience delays in recovering either the securities lent or cash. To the extent that, in the meantime, the value of the securities lent has increased or the value of the securities purchased has decreased, the Fund could experience a loss. The voting rights of such securities may pass to the borrower; however, the lending Fund will seek to call loans, to vote proxies, or otherwise to obtain rights to vote or consent if a material event affecting the investment is to occur.

RESTRICTED OR ILLIQUID SECURITIES
Securities that may not be sold freely to the public absent registration or securities for which there is no readily available market are referred to as restricted or illiquid securities, respectively. Each Fund may invest up to 15% (10% for each Money Market Fund) of its net assets in illiquid securities, including restricted securities that are illiquid. The absence of a trading market can make it difficult to ascertain a market value for these investments. Disposing of illiquid securities may involve time-consuming negotiation and legal expense, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

OPTIONS
The Funds may engage in writing call options from time to time. Under a call option, the purchaser of the option has the right to purchase, and the writer (the Fund) the obligation to sell, the underlying security at the exercise price during the option period. Options written on individual securities are written solely as covered call options (such as options written on securities owned by the Fund) and may be written for hedging purposes or, in the case of the Stock Funds, 1784 Short-Term Income Fund and 1784 Income Fund, in order to generate additional income. Such options must be listed on a national securities exchange. Each Fund may write covered call options on its securities provided the aggregate value of such options does not exceed 10% of the Fund's net assets.

There are risks associated with options transactions, including that the success of a hedging strategy may depend on the ability of the Adviser to predict movements in the prices of individual securities, market fluctuations and movements in interest rates; there may be an imperfect correlation between the movement in prices of securities held by a Fund and price movements of the related options; there may not be a liquid secondary market for options; and while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.



                                                                     (CONTINUED)
                                       33

PROSPECTUS                                                            1784 FUNDS

--------------------------------------------------------------------------------

FUTURES AND OPTIONS ON FUTURES
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Funds may enter into futures contracts and options on futures contracts provided that the sum of a Fund's initial margin deposits on open futures contracts plus the amount paid for premiums for unexpired options on futures contracts does not exceed 5% of the market value of the Fund's total assets and the outstanding obligations to purchase securities under futures contracts do not exceed 20% of the Fund's total assets. The Fund will enter into only those futures contracts which are traded on recognized futures exchanges.

The Funds use futures contracts and related options only for bona fide hedging purposes, i.e., to offset unfavorable changes in the value of securities otherwise held or expected to be acquired for investment purposes. There are risks associated with these hedging activities. See "Options."

The Funds may purchase and sell interest rate futures contracts and options on interest rate futures contracts, stock index futures contracts and options on stock index futures contracts; and currency futures contracts and options on currency futures contracts.

OTHER INVESTMENT COMPANIES
Subject to applicable statutory and regulatory limitations, assets of each Fund may be invested in shares of other investment companies and foreign investment trusts. Each Fund may invest up to 5% of its assets in closed-end investment companies which primarily hold securities of non-U.S. issuers. A Fund's purchase of investment company securities may result in the duplication of fees and expenses.

CURRENCY SWAPS
Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or Advisers to a Fund are incorrect in their forecasts of market values and currency exchange rates, the investment performance of the Fund would be less favorable that it would have been if this investment technique were not used.

Rule 497(C)
FILE NUMBER 33-58004 AND 811-7474

Statement of
Additional Information
October 1, 1996


                           1784 Funds(REGISTERED MARK)

                               MONEY MARKET FUNDS:

                      1784 U.S. Treasury Money Market Fund
                          1784 Prime Money Market Fund
                         1784 Tax-Free Money Market Fund
               1784 Institutional U.S. Treasury Money Market Fund

                                   BOND FUNDS:

                  1784 U.S. Government Medium-Term Income Fund
                           1784 Short-Term Income Fund
                                1784 Income Fund

                                TAX-EXEMPT FUNDS:

                     1784 Tax-Exempt Medium-Term Income Fund
                     1784 Connecticut Tax-Exempt Income Fund
                       1784 Florida Tax-Exempt Income Fund
                    1784 Massachusetts Tax-Exempt Income Fund
                    1784 Rhode Island Tax-Exempt Income Fund

                                  STOCK FUNDS:

                           1784 Asset Allocation Fund
                           1784 Growth and Income Fund
                                1784 Growth Fund
                         1784 International Equity Fund

         This Statement of Additional Information provides information regarding the activities and operations of the no-load mutual funds listed above, and should be read in conjunction with the Funds' Prospectuses dated October 1, 1996.
You may obtain a Prospectus without charge by calling 1-800-252-1784.

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                                    CONTENTS

                                                                           Page

 1.  The Trust ...............................................................3
 2.  Investment Objectives and Policies ......................................4
 3.  Permitted Investments and Investment Practices ..........................5
 4.  Investment Restrictions ................................................18
 5.  Management .............................................................22
 6.  Fund Transactions; Trading Practices and Brokerage .....................28
 7.  Performance Information ................................................30
 8.  Determination of Net Asset Value .......................................36
 9.  Purchase and Redemption of Shares ......................................37
10.  Systematic Withdrawal Plan .............................................38
11.  Taxes ..................................................................39
12.  Servicemarks ...........................................................42
13.  Description of Shares ..................................................42
14.  Trustee and Shareholder Liability ......................................43
15.  Financial Information ..................................................43

APPENDIX A -- CERTAIN INFORMATION CONCERNING CONNECTICUT, FLORIDA, MASSACHUSETTS AND RHODE ISLAND

APPENDIX B -- DESCRIPTION OF SECURITIES RATINGS

                                  1. THE TRUST

         1784 FUNDS(R) (the "Trust") is an open-end management investment company established under Massachusetts law as a Massachusetts business trust on February 5, 1993. The Trust's Declaration of Trust permits the Trust to offer separate portfolios, or funds, of shares of beneficial interest and different classes of shares of each fund. Each share in a fund represents an equal proportionate interest in that fund. See "Description of Shares."

         This Statement of Additional Information relates to the following funds of the Trust (the "Funds"):

                               MONEY MARKET FUNDS:

                      1784 U.S. Treasury Money Market Fund
                          1784 Prime Money Market Fund
                         1784 Tax-Free Money Market Fund
               1784 Institutional U.S. Treasury Money Market Fund

                                   BOND FUNDS:

                  1784 U.S. Government Medium-Term Income Fund
                           1784 Short-Term Income Fund
                                1784 Income Fund

                                TAX-EXEMPT FUNDS:

                     1784 Tax-Exempt Medium-Term Income Fund
                     1784 Connecticut Tax-Exempt Income Fund
                       1784 Florida Tax-Exempt Income Fund
                    1784 Massachusetts Tax-Exempt Income Fund
                    1784 Rhode Island Tax-Exempt Income Fund

                                  STOCK FUNDS:

                           1784 Asset Allocation Fund
                           1784 Growth and Income Fund
                                1784 Growth Fund
                         1784 International Equity Fund

         The First National Bank of Boston ("Bank of Boston") is the investment adviser of each Fund. Kleinwort Benson Investment Management Americas, Inc. is the investment adviser of the International Equity Fund with Bank of Boston (Bank of Boston and Kleinwort Benson are each referred to as an "Adviser"). SEI Financial Services Company is the distributor of shares of each Fund.

         References in this Statement of Additional Information to the Prospectuses are to the Funds' Prospectuses dated October 1, 1996.

         As required by law, each of the Trust, Bank of Boston and the Trust's administrator and distributor have adopted codes of ethics concerning certain activities of officers, trustees or directors and employees. Copies of these codes of ethics have been filed with the Securities and Exchange Commission.

                      2. INVESTMENT OBJECTIVES AND POLICIES

         The investment objective of the 1784 U.S. TREASURY MONEY MARKET FUND, 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND and 1784 PRIME MONEY MARKET FUND is to preserve principal value and maintain a high degree of liquidity while providing current income.

         The investment objective of the 1784 TAX-FREE MONEY MARKET FUND is to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

         The investment objective of the 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND is current income consistent with preservation of capital.

         The investment objective of the 1784 SHORT-TERM INCOME FUND and 1784 INCOME FUND is to maximize current income. Preservation of capital is a secondary objective for each of these Funds.

         The investment objective of the 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND is current income, exempt from federal income tax, consistent with preservation of capital.

         The investment objective of the 1784 CONNECTICUT TAX-EXEMPT INCOME FUND is current income exempt from both federal and Connecticut personal income tax. Preservation of capital is a secondary objective.

         The investment objective of the 1784 FLORIDA TAX-EXEMPT INCOME FUND is current income exempt from federal income tax through Fund shares which are exempt from Florida intangible personal property tax. Preservation of capital is a secondary objective.

         The investment objective of the 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND is current income, exempt from both federal and Massachusetts personal income tax, consistent with preservation of capital.

         The investment objective of the 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND is current income exempt from federal income tax, from Rhode Island personal income tax and the Rhode Island business corporation tax. Preservation of capital is a secondary objective.

         The investment objective of the 1784 ASSET ALLOCATION FUND is to achieve a favorable total rate of return through current income and capital appreciation consistent with preservation of capital, derived from investing in fixed income and equity securities.

         The investment objective of the 1784 GROWTH AND INCOME FUND is long-term growth of capital with a secondary objective of income.

         The investment objective of the 1784 GROWTH FUND is capital appreciation. Dividend income, if any, is incidental to this objective.

         The investment objective of the 1784 INTERNATIONAL EQUITY FUND is long-term growth of capital. Dividend income, if any, is incidental to this objective.

         There can be no assurance that any Fund will achieve its investment objective. Each Fund's investment objective may be changed only with the consent of the holders of a majority of that Fund's outstanding shares.

         The investment policies, permitted investments and investment techniques of each of the Funds are described in the Prospectus by which shares of that Fund are offered. The information herein supplements the information contained in the Prospectus.

         Each Tax-Exempt Fund has a fundamental policy of investing at least 80% of its net assets under normal market conditions in obligations issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their respective political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of counsel for the issuer, is exempt from federal income tax and not included as a preference item under the alternative minimum tax (collectively, "Municipal Securities"). A Tax-Exempt Fund may comply with this policy (or with any other policy of such Fund as to investing in securities the interest on which is exempt from taxation in a particular state or which are not subject to intangible personal property taxes of any state) by investing in a partnership, trust, regulated investment company or other entity which invests in such Municipal Securities, in which case the applicable Fund's investment in such entity shall be deemed an investment in the underlying Municipal Securities in the same proportion as such entity's investment in such Municipal Securities bears to its net assets.

         Appendix A contains information concerning Connecticut, Florida, Massachusetts and Rhode Island. Each of the Connecticut, Florida, Massachusetts and Rhode Island Tax-Exempt Income Funds is particularly susceptible to events affecting issuers in its state.

         Appendix B describes the ratings assigned to securities by certain securities rating organizations.

                3. PERMITTED INVESTMENTS AND INVESTMENT PRACTICES

VARIABLE AMOUNT MASTER DEMAND NOTES

         Each Fund (other than the 1784 Institutional U.S. Treasury Money Market Fund and the 1784 U.S. Treasury Money Market Fund) may invest in variable amount master demand notes which may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Trust, as lender, on behalf of a Fund and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded.

GNMA SECURITIES

         Each Fund may invest in securities issued by the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. Government corporation which guarantees the timely payment of principal and interest. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to predict accurately the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

MORTGAGE-BACKED SECURITIES

         Each of the Funds (other than the Money Market Funds) may invest in mortgage-backed securities which are rated in one of the three top categories by Standard and Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch Investors Service, Inc. ("Fitch"), or, if not rated by S&P, Moody's or Fitch, of comparable quality as determined by the Adviser or Advisers to the Fund. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-through certificates, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-through certificates to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-through certificates issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

ASSET-BACKED SECURITIES

         In addition to mortgage-backed securities, each of the Funds (other than the 1784 Institutional U.S. Treasury Money Market Fund and the 1784 U.S. Treasury Money Market Fund) may invest in asset-backed securities including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short to intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS

         The 1784 Short-Term Income Fund and 1784 Income Fund may enter into mortgage "dollar roll" transactions pursuant to which a Fund sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

STRIPS

         Each of the Funds may invest in Separately Traded Interest and Principal Securities ("STRIPS"), which are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. The Adviser or Advisers to a Fund will purchase only those STRIPS that it determines or they determine are liquid or, if illiquid, do not violate such Fund's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7, Bank of Boston, as the Adviser to the Money Market Funds, will purchase for Money Market Funds only those STRIPS that have a remaining maturity of 397 days or less. No Money Market Fund may invest more than 20% of its total assets in STRIPS. While there is no limitation on the percentage of any other Fund's assets that may be comprised of STRIPS, the Adviser or Advisers to each Fund will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights.

REPURCHASE AGREEMENTS

         Each of the Funds may invest in repurchase agreements collateralized by securities in which that Fund may otherwise invest. Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a primary securities dealer recognized by the Federal Reserve Bank of New York or a national member bank as defined in Section 3(d)(1) of the Federal Deposit Insurance Act, as amended) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 100% of the resale price stated in the agreement; the Adviser or Advisers to each Fund will monitor compliance with this requirement. Under all repurchase agreements entered into by any Fund, the Custodian or its agent must take possession of the underlying collateral. However, if the seller under a repurchase agreement defaults, the Fund investing in that repurchase agreement could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale (including accrued interest) are less than the resale price provided in the repurchase agreement (including interest). In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may face delays and incur costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller's estate as a voidable preference.

MONEY MARKET FUNDS

         A money market fund is an investment company that limits its investments to high quality money market instruments with a weighted average maturity of 90 days or less. Each of the Funds (other than the 1784 U.S. Treasury Money Market Fund) may invest in money market funds, but not more than 5% of its assets in any one money market fund or more than 10% of its assets in other investment companies, including money market funds. When a Fund invests in a money market fund, a shareholder bears not only his or her proportionate share of the Fund's expenses, but also indirectly his or her share of the expenses of the money market fund, including management fees.

TAX-EXEMPT SECURITIES

         MUNICIPAL NOTES AND BONDS

         The 1784 Short-Term Income Fund, 1784 Income Fund and each of the Tax-Exempt Funds may invest in municipal notes, which include but are not limited to general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. A Fund's investment in any of the notes described above will be limited to those obligations which are rated (i) MIG-2 or VMIG-2 or better at the time of investment by Moody's, (ii) SP-2 or better at the time of investment by S&P, or (iii) F-2 or better at the time of investment by Fitch, or which, if not rated by Moody's, S&P or Fitch, are of at least comparable quality, as determined by the Adviser to the Fund. Municipal bonds, in which these same Funds may invest, must be rated BBB or better by S&P or Fitch or Baa or better by Moody's at the time of investment or, if not rated by Moody's, S&P or Fitch, must be determined by the Adviser to the Funds to have essentially the same characteristics and quality as bonds having the above ratings. Bonds rated BBB by S&P or Fitch or Baa by Moody's may have speculative characteristics. The Adviser to these Funds may purchase industrial development and pollution control bonds for these Funds if the interest paid thereon is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

         Municipal securities also include participations in municipal leases. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. In light of these concerns, the Trust has adopted and follows procedures for determining whether municipal lease securities purchased by a Fund are liquid and for monitoring the liquidity of municipal lease securities held in the Fund's portfolio. The procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in the security, the nature of the marketplace in which the security trades, the credit quality of the security, and other factors which the Adviser to the Fund may deem relevant.

TAX-EXEMPT COMMERCIAL PAPER in which a Tax-Exempt Fund may invest will be limited to investments in obligations which are rated at least A-2 by S&P, Prime-2 by Moody's, or F-2 by Fitch, at the time of investment or which are of comparable quality as determined by the Adviser to the Fund.

         Each of the Tax-Exempt Funds may invest in FLOATING RATE NOTES. Investments in such floating rate instruments will normally involve industrial development or revenue (now known as "private activity") bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that a Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. For purposes of determining the maturity of these obligations, the Fund may use the longer of
(a) the period required before the Fund is entitled to prepayment under such obligations or (b) the period remaining until the next interest rate adjustment date. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must in the Fund Adviser's opinion be equivalent to the long-term bond or commercial paper ratings on securities in which the Fund may invest. The Adviser to the Fund will monitor the earning power, cash flow and liquidity ratios of the issuers of floating rate instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser to the Fund may also purchase other types of tax-exempt instruments for these Funds as long as they are of a quality equivalent to the bonds or commercial paper in which these Funds may invest.

         STANDBY COMMITMENTS

         Funds investing in municipal securities may acquire such securities subject to a "standby commitment." The Adviser or, if applicable, each of the Advisers, to these Funds has the authority to purchase for these Funds securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Funds reserve their right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. Each Fund would limit its put transactions to institutions which the Adviser or, if applicable, each Adviser, to such Fund believes present minimum credit risks. Each Adviser would use its best efforts initially to determine and to continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain fund liquidity. The Fund could, however, at any time sell the underlying security in the open market or wait until the security matures, at which time it should realize the full par value of the security.

         Municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of Fund securities that a Fund may purchase subject to puts but the amount paid directly or indirectly for puts which are not integral parts of a security as originally issued held in a Fund will not exceed 1/2 of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired.

         For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of a Fund including such securities, "maturity" will be considered to be the first date on which the Fund has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.


OPTIONS

         Each of the Stock Funds, the 1784 Short-Term Income Fund and the 1784 Income Fund may, for hedging purposes and in order to generate additional income, write call options on a covered basis. Each of the Tax-Exempt Funds and the 1784 U.S. Government Medium-Term Income Fund, may, for hedging purposes only, write call options on a covered basis, and will not engage in option writing strategies for speculative purposes.

         A Fund may write covered call options from time to time on its assets as determined by the Adviser or Advisers to such Fund to be appropriate in seeking to achieve such Fund's investment objective, provided that the aggregate value of such options may not exceed 10% of such Fund's net assets as of the time such Fund enters into such options.

         The purchaser of a call option has the right to buy, and the writer (in this case a Fund) of a call option has the obligation to sell, an underlying security at a specified exercise price during a specified option period. The advantage to a Fund of writing covered calls is that the Fund receives a premium for writing the call, which is additional income. However, if the security rises in value and the call is exercised, the Fund may not participate fully in the market appreciation of the security.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction.

         A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the Fund writing the option has received an exercise notice for such option. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or different expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between (a) the cost of the underlying security and (b) the proceeds of the sale of the security, plus the amount of the premium on the option, less the commission paid.

         The market value of a call option generally reflects the market price of the underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         Each Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         A Fund may also purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

OPTIONS ON STOCK INDICES

           The Stock Funds may engage in options on stock indices. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the underlying common stocks. The Funds will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The aggregate premium paid on all options on stock indices will not exceed 5% of a Fund's total assets.

           Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the option premium received, to make delivery of this amount. Gain or loss to a Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

           As with stock options, a Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

           A stock index fluctuates with changes in the market values of the stock included in the index. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

           A Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the securities held by the Fund. Since the Fund will not duplicate all of the components of an index, the correlation will not be exact. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

           Positions in stock index options may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Fund's ability to effectively hedge its securities. The Fund will enter into an option position only if there appears to the Adviser or the Advisers of such Fund, at the time of investment, to be a liquid secondary market for such options.

FUTURES CONTRACTS

         Subject to applicable laws, each of the Funds may enter into bond and interest rate futures contracts. The Funds intend to use futures contracts only for bona fide hedging purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security at a specified future time and at a specified price. A "sale" of a futures contract entails a contractual obligation to deliver the underlying securities called for by the contract, and a "purchase" of a futures contract entails a contractual obligation to acquire such securities, in each case in accordance with the terms of the contract. Futures contracts must be executed through a futures commission merchant, or brokerage firm, which is a member of an appropriate exchange designated as a "contract market" by the Commodity Futures Trading Commission ("CFTC").

         When a Fund purchases or sells a futures contract, the Trust must allocate assets of that Fund as an initial deposit on the contract. The initial deposit may be as low as approximately 5% of the value of the contract. The futures contract is marked to market daily thereafter and the Fund may be required to pay or entitled to receive additional "variation margin", based on decrease or increase in the value of the futures contract.

         Futures contracts call for the actual delivery or acquisition of securities, or in the case of futures contracts based on indices, the making or acceptance of a cash settlement at a specified future time; however, the contractual obligation is usually fulfilled before the date specified in the contract by closing out the futures contract position through the purchase or sale, on a commodities exchange, of an identical futures contract. Positions in futures contracts may be closed out only if a liquid secondary market for such contract is available, and there can be no assurance that such a liquid secondary market will exist for any particular futures contract.

         A Fund's ability to hedge effectively through transactions in futures contracts depends on, among other factors, its Adviser's or Advisers', as applicable, judgment as to the expected price movements in the securities underlying the futures contracts. In addition, it is possible in some circumstances that a Fund would have to sell securities from its portfolio to meet "variation margin" requirements at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

         The Funds may also, subject to any applicable laws, purchase and write options on futures contracts for hedging purposes only. The holder of a call option on a futures contract has the right to purchase the futures contract, and the holder of a put option on a futures contract has the right to sell the futures contract, in either case at a fixed exercise price up to a stated expiration date or, in the case of certain options, on a stated date. Options on futures contracts, like futures contracts, are traded on contract markets.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities deliverable on exercise of the futures contract. A Fund will receive an option premium when it writes the call, and, if the price of the futures contract at expiration of the option is below the option exercise price, the Fund will retain the full amount of this option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. Similarly, the writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities deliverable upon exercise of the futures contract. If a Fund writes an option on a futures contract and that option is exercised, the Fund may incur a loss, which loss will be reduced by the amount of the option premium received, less related transaction costs. A Fund's ability to hedge effectively through transactions in options on futures contracts depends on, among other factors, the degree of correlation between changes in the value of securities held by the Fund and changes in the value of its futures positions. This correlation cannot be expected to be exact, and the Fund bears a risk that the value of the futures contract being hedged will not move in the same amount, or even in the same direction, as the hedging instrument. Thus it may be possible for a Fund to incur a loss on both the hedging instrument and the futures contract being hedged.

         The ability of a Fund to engage in options and futures strategies depends also upon the availability of a liquid market for such instruments; there can be no assurance that such a liquid market will exist for such instruments.

FOREIGN SECURITIES

         As provided in the Prospectuses, each of the Funds may invest in certain obligations or securities of foreign issuers. The 1784 International Equity Fund intends to invest a substantial portion of its assets in securities and obligations of foreign issuers. Permissible investments may consist of obligations of foreign branches of U.S. banks and of foreign banks, including certificates of deposit and time deposits (including Eurodollar time deposits).

         Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities, will fluctuate based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

         It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the U.S. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Foreign security trading practices, including those involving securities settlement where a Fund's assets may be released prior to receipt of payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the U.S.

         The current policy of the 1784 International Equity Fund is not to invest more than 10% of its assets in investment companies and investment trusts which primarily hold foreign securities except that the Fund may invest all of its investable assets in a Qualifying Portfolio (as defined below). Investments in such entities may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

         American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of foreign issuers provide an alternative method for a Fund to make foreign investments. These securities are not denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts evidencing a similar arrangement.

         A Fund may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

         Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         The Stock Funds, 1784 Income Fund and 1784 Short-Term Income Fund may invest in securities issued by entities based in developing countries throughout the world. All of the risks of investing in securities of foreign issuers are heightened for securities of issuers in developing countries. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

         Since investments in foreign companies usually involve currencies of foreign countries, the value of the assets of a Fund with investments in foreign companies as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although such Fund's assets are valued daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may conduct its foreign currency exchange transactions on a spot basis or for settlement on a future date (i.e., a "forward foreign currency" contract or "forward" contract). A Fund may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Funds do not currently intend to speculate in foreign currency exchange rates or forward contracts.

         A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades.

         When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

         When the Adviser or each of the Advisers to a Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible since the future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of a short-term hedging strategy is highly uncertain. A Fund does not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in the applicable currency. Under normal circumstances, consideration of the prospect for currency parities is incorporated in the longer term investment decisions made with regard to overall diversification strategies. However, each Adviser to such Funds believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of such Funds will be served.

         A Fund generally does not enter into a forward contract with a term greater than one year. At the maturity of a forward contract, the Fund either sells the security and makes delivery of the foreign currency, or it retains the security and terminates its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         If a Fund retains the security and engages in an offsetting transaction, the Fund incurs a gain or loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of the foreign currency and the date it enters into an offsetting contract for the purchase of foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         It is impossible to forecast with precision the market value of Fund securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency for the Fund on the spot market (and cause the Fund to bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

         The Funds' dealings in foreign currency contracts are limited to the transactions described above. Of course, no Fund is required to enter into such transactions with regard to the Fund's foreign currency-denominated securities and will not do so unless deemed appropriate by the Adviser or Advisers to such Fund. It should also be realized that this method of protecting the value of a Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase.

WHEN-ISSUED SECURITIES

         Each Fund may invest in securities on a when-issued basis, in which case delivery and payment normally take place beyond conventional settlement time after the date of commitment to purchase. The Funds will make commitments to purchase obligations on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

         While awaiting delivery of securities purchased on a when-issued basis, a Fund will establish a segregated account consisting of cash, short-term money market instruments or high quality debt securities (for the 1784 Institutional U.S. Treasury Money Market Fund and 1784 U.S. Treasury Money Market Fund, cash and U.S. Government securities) equal to the amount of the commitments to purchase securities on such basis. If the value of these assets declines, the Fund will place additional assets of the type described in the preceding sentence in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

RESTRICTED SECURITIES

         Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") absent an exemption from registration. Each Stock Fund and each Bond Fund may invest up to 20% of its total assets in restricted securities provided it is determined by the Adviser or Advisers to that Fund that at the time of investment such securities are not illiquid (generally, an illiquid security is one that cannot be disposed of within seven days in the ordinary course of business at its full value), based on guidelines which are the responsibility of and are periodically reviewed by the Board of Trustees. Under these guidelines, the Adviser or Advisers will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the intention of the Adviser or Advisers is to rely upon the exemption from registration provided by Rule 144A promulgated under the 1933 Act. Restricted securities not determined to be liquid may be purchased subject to each Fund's limitation on all illiquid securities (15% of net assets for each Stock, Bond and Tax-Exempt Fund and 10% for each Money Market Fund).

SECURITIES LENDING

         Each Fund may lend securities pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. government or its agencies, or any combination of cash and such securities, as collateral equal to 100% of the market value at all times of the securities lent. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Fund exceed one-third of a Fund's total assets. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser or Advisers to a Fund to be of good standing and when, in the judgment of the Adviser or Advisers, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. A Fund may use the Distributor or a broker/dealer affiliate of an Adviser as a broker in these transactions.

OTHER INVESTMENTS

         The Funds (other than the 1784 Institutional U.S. Treasury Money Market Fund and the 1784 U.S. Treasury Money Market Fund) are not prohibited from investing in obligations of banks which are clients of SEI Corporation ("SEI"). However, the purchase of shares of the Funds by such banks or by their customers will not be a consideration in determining which bank obligations the Funds will purchase.

                           4. INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

         The following are fundamental policies of each of the Funds and may not be changed with respect to any Fund without approval by holders of a majority of the outstanding voting securities of that Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting at which the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940, as amended (the "1940 Act").

     1. A Fund may not purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities and, for each of the Money Market Funds, to investments in obligations issued by domestic banks, foreign branches of domestic banks and U.S. branches of foreign banks, to the extent that a Fund may under the 1940 Act, reserve freedom of action to concentrate its investments in such securities, and in the case of the 1784 Tax-Free Money Market Fund, tax-exempt securities issued by governments or political subdivisions of governments. Each of the Money Market Funds has reserved its freedom of action to concentrate its investments in government securities and bank instruments described in the foregoing sentence. This limitation also does not apply to an investment of all of the investable assets of each of the 1784 Prime Money Market Fund, 1784 International Equity Fund, 1784 Growth Fund and 1784 Florida Tax-Exempt Income Fund in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to such Fund (in each case, a "Qualifying Portfolio"). For purposes of this limitation, (i) utility companies will be divided according to their services; for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered to be a separate industry; and (iv) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower.

     2. A Fund may not make loans, except that a Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in the Prospectuses and in this Statement of Additional Information.

     3. A Fund may not acquire more than 10% of the voting securities of any one issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) or invest more than 5% of the total assets of the Fund in the securities of an issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities); provided, that
          (a) the foregoing limitation shall not apply to the 1784 Massachusetts Tax-Exempt Income Fund, 1784 Connecticut Tax-Exempt Income Fund, 1784 Rhode Island Tax-Exempt Income Fund or 1784 Florida Tax-Exempt Income Fund; (b) the foregoing limitation shall not apply to 25% of the total assets of each of the Stock Funds, Bond Funds, 1784 Tax-Exempt Medium-Term Income Fund, 1784 Tax-Free Money Market Fund or 1784 Prime Money Market Fund; and (c) the foregoing limitation does not apply to an investment of all of the investable assets of the 1784 Prime Money Market Fund, 1784 International Equity Fund, 1784 Growth Fund or 1784 Florida Tax-Exempt Income Fund in a Qualifying Portfolio.

     4. A Fund may not invest in companies for the purpose of exercising control.

     5. A Fund may not borrow, except that a Fund may borrow money from banks and may enter into reverse repurchase agreements, in either case in an amount not to exceed 33-1/3% of that Fund's total assets and then only as a temporary measure for extraordinary or emergency purposes (which may include the need to meet shareholder redemption requests). This borrowing provision is included solely to facilitate the orderly sale of Fund securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. A Fund will not purchase any securities for its portfolio at any time at which its borrowings equal or exceed 5% of its total assets (taken at market value), and any interest paid on such borrowings will reduce income.

     6. In the case of the 1784 Asset Allocation Fund, 1784 Growth and Income Fund, Money Market Funds (other than the 1784 Prime Money Market
          Fund), 1784 U.S. Government Medium-Term Income Fund, 1784 Tax-Exempt Medium-Term Income Fund and 1784 Massachusetts Tax-Exempt Income Fund, pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (5) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

     7. A Fund may not purchase or sell real estate, including real estate limited partnership interests, commodities and commodities contracts, but excluding interests in a pool of securities that are secured by interests in real estate. However, subject to its permitted investments, any Fund may invest in companies which invest in real estate commodities or commodities contracts. Each of the Funds may invest in futures contracts and options thereon to the extent described in the Prospectuses and elsewhere in this Statement of Additional Information.

     8. A Fund may not make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

     9. A Fund may not act as an underwriter of securities of other issuers, except as it may be deemed an underwriter under federal securities laws in selling a security held by the Fund.

     10. A Fund may not purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder. Under these rules and regulations, each of the Funds is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, (a) such Fund owns more than 3% of the total voting stock of the company; (b) securities issued by any one investment company represent more than 5% of the total assets of such Fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of such Fund, provided, that with respect to the 1784 Prime Money Market Fund, 1784 International Equity Fund, 1784 Growth Fund and 1784 Florida Tax-Exempt Income Fund, the limitations do not apply to an investment of all of the investable assets of such Fund in a Qualifying Portfolio. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

          It is the position of the Securities and Exchange Commission's Staff that certain non-governmental issuers of CMOs and REMICs constitute ' investment companies pursuant to the 1940 Act and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have received orders from the Securities and Exchange Commission exempting such instruments from the definition of investment company.

     11. A Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.

     12. A Fund may not write or purchase puts, calls, or other options or combinations thereof, except that each Fund may write covered call options with respect to any or all of the securities it holds, subject to any limitations described in the Prospectuses or elsewhere in this Statement of Additional Information and each Fund may purchase and sell other options as described in the Prospectuses.

NON-FUNDAMENTAL POLICIES

         The following policies are not fundamental and may be changed with respect to any Fund without approval by the shareholders of that Fund:

         No Fund may invest in warrants, except that (i) each of the Stock Funds may invest in warrants in an amount not exceeding 5% of the Fund's net assets as valued at the lower of cost or market value; included in these amounts, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange; and (ii) the 1784 Short-Term Income Fund and 1784 Income Fund may each invest in warrants in an amount not exceeding 2% of its net assets; this limitation does not apply to warrants acquired in units or attached to securities. Such warrants may not be listed on the New York Stock Exchange or American Stock Exchange.

         No Fund may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of that Fund's net assets (10% for Money Market Funds), provided that this limitation does not apply to an investment of all of the investable assets of the 1784 Prime Money Market Fund, 1784 International Equity Fund, 1784 Growth Fund or 1784 Florida Tax-Exempt Income Fund in a Qualifying Portfolio. The foregoing limitation does not apply to restricted securities, including those issued pursuant to Rule 144A under the 1933 Act, if it is determined by or under procedures established by the Board of Trustees of the Trust that, based on trading markets for the specific restricted security in question, such security is not illiquid.

         No Fund may purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

         No Fund may invest in interests in oil, gas or other mineral exploration or development programs. No Fund may invest in oil, gas or mineral leases.

         No Fund may purchase securities of any company which has (with predecessors) a record of less than 3 years continuing operations if as a result more than 5% of total assets (taken at fair market value) of the Fund would be invested in such securities, except that the foregoing limitation shall not apply to (a) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (b) municipal securities which are rated by at least one nationally-recognized bond rating service; or (c) an investment of all of the investable assets of the 1784 Prime Money Market Fund, 1784 International Equity Fund, 1784 Growth Fund or 1784 Florida Tax-Exempt Income Fund in a Qualifying Portfolio.

         The foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

                                  6. MANAGEMENT

TRUSTEES AND OFFICERS OF THE TRUST

         The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Their titles may have varied during the period. An asterisk indicates a Trustee who may be deemed to be an "interested person" (as defined in the 1940 Act) of the Trust.

DAVID H. CARTER - Trustee - 224 Polpis Road, Nantucket, Massachusetts 02554 (date of birth March 21, 1933). Trustee, St. James Portfolios, since June, 1994; Main Board Director, Touche Remnant & Co. (investment advisor), 1982-1988; Managing Director, Bearbull (UK) Ltd., London (investment advisor), 1988-January 1993.

TARRANT CUTLER - Trustee - 5 Masconomo Street, Manchester, Massachusetts 01944 (date of birth June 12, 1926). Senior Executive Vice President, Massachusetts Financial Services Company, retired in 1991.

KENNETH A. FROOT - Trustee - Harvard University Graduate School of Business, Boston, Massachusetts 02163 (date of birth July 5, 1957). The Industrial Bank of Japan Professor of Finance and Director of Research, Harvard University Graduate School of Business, since 1993; Thomas Henry Carroll-Ford Visiting Professor of Business Administration, Harvard University Graduate School of Business, 1991-1993; Associate Professor of Management with Tenure, Sloan School of Management, Massachusetts Institute of Technology, 1991-May 1992; Ford International Development Chair, Sloan School, 1987-1990; Research Associate, National Bureau of Economic Research, 1990-present.

KATHRYN F. MUNCIL - Trustee - c/o Fort William Henry Corporation, Canada Street, Lake George, New York 12845 (date of birth November 30, 1958). Chief Financial Officer, Fort William Henry Corporation, since 1993; Treasurer, Spaulding Investment Company (property management) 1985-1993.

*ROBERT A. NESHER - Trustee, President & Chief Executive Officer- 680 East Swedesford Road, Wayne, Pennsylvania 19087 (date of birth August 17, 1946). Retired since 1994. Director and Executive Vice President of SEI 1986 to July, 1994. Director and Executive Vice President of the Administrator and Distributor 1981 to July, 1994.

MARC H. CAHN - Vice President and Assistant Secretary - 680 East Swedesford Road, Wayne, Pennsylvania 19087 (date of birth June 19, 1957). Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since May, 1996. Associate General Counsel, Barclays Bank PLC (May 1995-May 1996). ERISA counsel, First Fidelity Bancorporation (1994-1995). Associate, Morgan, Lewis & Bockius (1989-1994).

TODD CIPPERMAN - Vice President and Assistant Secretary - 680 East Swedesford Road, Wayne, Pennsylvania 19087 (date of birth February 14, 1966). Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm)(1994-1995). Associate, Winston & Strawn (law firm) (1991-1994).

ROGER P. JOSEPH - Secretary - 150 Federal Street, Boston, Massachusetts 02110 (date of birth October 3, 1951). Partner, Bingham, Dana & Gould LLP, counsel to the Trust, since 1983.

DAVID G. LEE - Senior Vice President & Assistant Secretary - 680 East Swedesford Road, Wayne, Pennsylvania 19087 (date of birth April 16, 1952). Senior Vice President of the Administrator and the Distributor since 1993. Vice President of the Administrator and the Distributor from 1991 to 1993. President of GW Sierra Trust Funds before 1991.

JOSEPH M. LYDON - Vice President, Assistant Secretary - 680 East Swedesford Road, Wayne, Pennsylvania 19087 (date of birth September 27, 1959). Director of Business Administration of Fund Resources, SEI Corporation since 1995. Vice President of Dreman Value Management and President of Dreman Financial Services, Inc. prior to 1995.

STEPHEN G. MEYER - Controller - 680 East Swedesford Road, Wayne,
Pennsylvania 19087. Vice President and Controller, Chief Accounting Officer of SEI since 1992 (date of birth July 12, 1965). Senior Associate, Coopers & Lybrand L.L.P. from 1990 to 1992. Internal Audit, Vanguard Group of Investments prior to 1990.

BARBARA A. NUGENT - Vice President and Assistant Secretary - 680 East Swedesford Road, Wayne, Pennsylvania 19087 (date of birth June 18, 1956). Vice President and Secretary of SEI, the Administrator and Distributor since April 1996. Associate Drinker, Biddle & Reath (law firm) (1994-1996). Assistant Vice President/Administration of Delaware Service Company, Inc. (1992-1993). Assistant Vice President-Operations Delaware Service Company, Inc. (1988-1992).

SANDRA K. ORLOW - Vice President, Assistant Secretary - 680 East Swedesford Road, Wayne, Pennsylvania 19087 (date of birth October 18, 1953). Vice President and Assistant Secretary of the Administrator and Distributor since 1983.

KEVIN P. ROBINS - Vice President & Assistant Secretary - 680 East Swedesford Road, Wayne, Pennsylvania 19087 (date of birth April 15, 1961). Senior Vice President of SEI, the Administrator and the Distributor since 1994. Vice President of SEI, the Administrator and the Distributor from 1991 to 1994. Vice President of SEI, the Administrator and the Distributor from 1992 to 1994. Associate, Morgan, Lewis & Bockius (law firm) prior to 1992.

KATHRYN L. STANTON - Vice President, Assistant Secretary - 680 East Swedesford Road, Wayne, Pennsylvania 19087 (date of birth November 18, 1958). Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1994. Associate, Morgan, Lewis & Bockius (law firm) 1989-1994.

The following table sets forth certain information regarding the compensation of the Trust's Trustees for the fiscal year ended May 31, 1996. The Officers of the Trust receive no compensation from the Trust for serving in such capacity.


Compensation Table
------------------------ --------------------- --------------------- --------------------- ----------------------
                                               Pension or                                  Total Compensation
                                               Retirement Benefits   Estimated Annual      from the Trust and
                         Aggregate             Accrued as Part of    Benefits Upon         the Funds Paid to
                         Compensation from     Fund Expenses         Retirement            Trustee
Name of Trustee          the Trust
------------------------ --------------------- --------------------- --------------------- ----------------------
David H. Carter                 $29,000                   $ 0                   $ 0               $29,000
------------------------ --------------------- --------------------- --------------------- ----------------------
Tarrant Cutler                  $29,000                     0                     0               $29,000
------------------------ --------------------- --------------------- --------------------- ----------------------
Kenneth A. Froot                $29,000                     0                     0               $29,000
------------------------ --------------------- --------------------- --------------------- ----------------------
Kathryn F. Muncil               $29,000                     0                     0               $29,000
------------------------ --------------------- --------------------- --------------------- ----------------------
Robert A. Nesher                      0                     0                     0                     0
------------------------ --------------------- --------------------- --------------------- ----------------------

         The Trustees and officers of the Trust own, in the aggregate, less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees. Compensation of officers and Trustees of the Trust who are employed by the Administrator is paid by the Administrator.

         As of August 31, 1996, National Financial Services Corp., 200 Liberty Street, New York, NY 10281, owned of record the following percentages of the outstanding shares of the following Funds:

                  1784 U.S. Treasury Money Market Fund -- 29.55% 1784 Institutional U.S. Treasury Money Market Fund -- 7.33% 1784 Short-Term Income Fund -- 18.17% 1784 Massachusetts Tax-Exempt Income Fund -- 9.89% 1784 Asset Allocation Fund -- 23.14% 1784 Growth and Income Fund -- 7.19% 1784 Connecticut Tax-Exempt Income Fund -- 5.28%

         As of August 31, 1996, The First National Bank of Boston, 100 Federal Street, Boston, Massachusetts 02110, and its affiliates, owned of record the following percentages of the outstanding shares of the following Funds:

                  1784 Tax-Free Money Market Fund -- 83.87% 1784 Institutional U.S. Treasury Money Market Fund -- 35.06% 1784 Tax-Exempt Medium-Term Income Fund -- 92.26% 1784 Massachusetts Tax-Exempt Income Fund -- 64.49% 1784 Rhode Island Tax-Exempt Income Fund -- 89.91% 1784 Connecticut Tax-Exempt Income Fund -- 83.79% 1784 U.S. Government Medium-Term Income Fund -- 79.76% 1784 Short-Term Income Fund -- 61.09% 1784 Income Fund -- 93.93% 1784 Asset Allocation Fund -- 13.69% 1784 Growth & Income Fund -- 70.67% 1784 Growth Fund -- 93.51% 1784
                  International Equity Fund -- 93.19%

The Trust believes that The First National Bank of Boston possessed, on behalf of its underlying accounts, voting or investment power with respect to a majority of such shares.

THE ADVISERS

         The Trust has entered into separate advisory agreements (each, an "Advisory Agreement") with Bank of Boston and, for the 1784 International Equity Fund, with Kleinwort Benson Investment Management Americas Inc. ("Kleinwort Benson"). The Advisory Agreement with Bank of Boston for the Funds other than the 1784 International Equity Fund is dated as of June 1, 1993 and the Advisory Agreement with Bank of Boston for the 1784 International Equity Fund is dated as of November 28, 1994. The Advisory Agreement with Kleinwort Benson for the 1784 International Equity Fund is dated as of October 27, 1995. Bank of Boston and Kleinwort Benson are referred to in this Statement of Additional Information, collectively, as the "Advisers" and each, individually, as an "Adviser." The Prospectuses contain a description of the fees payable to the Advisers for services rendered to the Funds under the applicable Advisory Agreements.

For the fiscal years ended May 31, 1994, 1995 and 1996, the Trust paid the following fees (after fee waivers) on behalf of the Funds:

------------------------------------------------------ ------------------ --------------------- ------------------
                                                       Bank of Boston     Bank of Boston        Bank of Boston
                                                       Investment         Investment            Investment
Fund                                                   Advisory Fees      Advisory Fees 1995    Advisory Fees
                                                       1994                                     1996
------------------------------------------------------ ------------------ --------------------- ------------------

1784 Tax-Free Money Market Fund                        $     0                   $ 1,471,000        $ 1,996,000
1784 Prime Money Market Fund                               N/A                           N/A                N/A
1784 U.S. Treasury Money Market Fund                   $     0                   $    69,000            276,000
1784 Institutional U.S. Treasury Money Market Fund     $     0                   $    85,000            651,000
1784 Tax-Exempt Medium-Term Income Fund                $     0                   $   602,000          1,116,000
1784 Massachusetts Tax-Exempt Fund                     $     0                   $   363,000            548,000
1784 Rhode Island Tax-Exempt Income Fund                   N/A                   $    77,000            208,000
1784 Connecticut Tax-Exempt Income Fund                    N/A                   $   138,000            418,000
1784 Florida Tax-Exempt Income Fund                        N/A                           N/A                N/A
1784 U.S. Government Medium-Term Income Fund           $     0                   $   679,000            906,000
1784 Short-Term Income Fund                                N/A                   $    86,000            348,000
1784 Income Fund                                           N/A                   $   521,000          1,257,000
1784 Asset Allocation Fund                             $     0                   $    23,000             90,000
1784 Growth and Income Fund                            $12,000                   $ 1,393,000          1,997,000
1784 Growth Fund                                           N/A                           N/A                  0
1784 International Equity Fund                             N/A                   $         0            636,000
------------------------------------------------------ ------------------ --------------------- ------------------
                                        Total          $12,000                   $ 5,707,000        $10,447,000
------------------------------------------------------ ------------------ --------------------- ------------------

        The foregoing table does not reflect contributions to the Funds made by Bank of Boston in order to assist the Funds in maintaining competitive expense ratios.

        For the fiscal year ended May 31, 1995, the Trust paid $199,000 to Kleinwort Benson under the Advisory Agreement to which Kleinwort Benson is a party, with respect to the 1784 International Equity Fund. For the fiscal year ended May 31, 1996, the Trust paid $1,222,419 to Kleinwort Benson under the same Advisory Agreement.

        The continuance of each Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and (ii) by the vote of a majority of the Trustees who are neither parties to the Advisory Agreement nor "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 nor more than 60 days' written notice to the applicable Adviser, or by the applicable Adviser on 90 days' written notice to the Trust.

        Each Advisory Agreement provides that neither the Adviser nor its personnel shall be liable (1) for any error of judgment or mistake of law; (2) for any loss arising out of any investment; or (3) for any act or omission in the execution of security transactions for the Trust or any Fund, except that the Adviser and its personnel shall not be protected against any liability to the Trust, any Fund or its Shareholders by reason of willful misfeasance, bad faith or gross negligence on its or their part in the performance of its or their duties or from reckless disregard of its or their obligations or duties thereunder.

THE ADMINISTRATOR

         The Trust and SEI Fund Resources (the "Administrator") are parties to an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss that results from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations under the Administration Agreement. The Administration Agreement expires by its terms in May, 1998.

         SEI Fund Resources is a Delaware business trust whose sole beneficiary is SEI Financial Management Corporation. SEI Financial Management Corporation, a wholly owned subsidiary of SEI Corporation ("SEI"), was organized as a Delaware corporation in 1969 and has its principal business offices at 680 East Swedesford Road, Wayne, PA 19087. Alfred P. West, Jr., Carmen V. Romeo, and Henry H. Greer constitute the Board of Directors of the Administrator. Mr. West is the Chairman of the Board and Chief Executive Officer of the Administrator. Mr. West serves as the Chairman of the Board of Directors, and Chief Executive Officer of SEI. SEI and its subsidiaries are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator to the following other institutional mutual funds: SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI International Trust, SEI Institutional Managed Trust, Stepstone Funds, The Advisors' Inner Circle Fund, The Pillar Funds, CUFund, STI Classic Funds, CoreFunds, Inc., First American Funds, Inc., First American Investment Funds, Inc., The Arbor Fund, Marquis Funds(R), Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Achievement Funds Trust, Bishop Street Funds, CrestFunds, Inc., STI Classic Variable Trust, Monitor Funds, FMB Funds, Inc., Turner Funds, ARK Funds, SEI Asset Allocation Trust, and SEI Institutional Investments Trust.

THE DISTRIBUTOR

         SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement ("Distribution Agreement"), dated as of June 1, 1993 and amended and restated as of October 27, 1995. The Trust has adopted a distribution plan dated as of June 1, 1993, with respect to each of the Stock Funds, the Bond Funds and the Tax-Exempt Funds and separate distribution plans dated as of September 14, 1995 with respect to Class C and Class D shares of the 1784 U.S. Treasury Money Market Fund. Each of these plans ("Plans") has been adopted pursuant to Rule 12b-1 under the 1940 Act. The Distributor receives no compensation for distribution of shares of the 1784 Tax-Free Money Market Fund, 1784 Prime Money Market Fund or 1784 Institutional U.S. Treasury Money Market Fund, or for the distribution of Class A Shares of the 1784 U.S. Treasury Money Market Fund.

         The Distribution Agreement and the Plans provide that the Trust will pay the Distributor a fee, calculated daily and paid monthly, at an annual rate of (i) 0.25% of the average daily net assets of each of the Stock Funds, the Bond Funds and the Tax-Exempt Funds; (ii) 0.25% of the average daily net assets of the Class C shares of the 1784 U.S. Treasury Money Market Fund; and (iii) 0.75% of the average daily net assets of the Class D shares of the 1784 U.S. Treasury Money Market Fund. The Distributor can use these fees to compensate broker/dealers and service providers (including each Adviser and its affiliates) which provide administrative and/or distribution services to holders of these shares or their customers who beneficially own these shares. No fees have been paid to the Distributor under the Plans or the Distribution Agreement since the Funds' inception.

         The Distribution Agreement is renewable annually and may be terminated by the Distributor, by the Trustees of the Trust who are not interested persons and have no financial interest in the Plans or any related agreement ("Qualified Trustees"), or, with respect to any particular Fund or class of shares, by a majority vote of the outstanding shares of such Fund or such class of shares, as applicable, for which the Distribution Agreement is in effect upon not more than 60 days' written notice by either party.

         The Trust has adopted each of the Plans in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may, directly or indirectly, bear expenses relating to the distribution of its shares. Continuance of each of the Plans must be approved annually by a majority of the Trustees of the Trust and by a majority of the Qualified Trustees. Continuance of the Plan with respect to each of the Stock Funds, the Bond Funds, and the Tax-Exempt Funds was approved by the Trustees on March 12, 1996. Each of the Plans requires that quarterly written reports of money spent under such Plan and of the purposes of such expenditures be furnished to and reviewed by the Trustees. Expenditures may include (1) the cost of prospectuses, reports to Shareholders, sales literature and other materials for potential investors; (2) advertising; (3) expenses incurred in connection with the promotion and sale of the Trust's shares, including the Distributor's expenses for travel, communication, and compensation and benefits for sales personnel; and (4) any other expenses reasonably incurred in connection with the distribution and marketing of the shares subject to approval of a majority of the Qualified Trustees. No Plan may be amended to materially increase the amount which may be spent under the Plan without approval by a majority of the outstanding shares of the Funds or the class of shares which are subject to such Plan. All material amendments of the Plans require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

              6. FUND TRANSACTIONS; TRADING PRACTICES AND BROKERAGE

FUND TRANSACTIONS

         None of the Advisers has any obligation to deal with any dealer or group of dealers in the execution of transactions in Fund securities. Subject to policies established by the Trustees, each Adviser to a Fund is responsible for placing the orders to execute transactions for such Fund. In placing orders, it is the policy of the Trust for each Adviser to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While each Adviser seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

         The money market securities in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, each Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing transactions for the Funds will primarily consist of dealer spreads and underwriting commissions.

TRADING PRACTICES AND BROKERAGE

         Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of Bank of Boston, and who is appointed and supervised by the senior officers of Bank of Boston, or in the case of the 1784 International Equity Fund, by portfolio managers who are employees of Bank of Boston or of Kleinwort Benson, and who are appointed and supervised by the senior officers of Bank of Boston or by senior officers of Kleinwort Benson. A portfolio manager may serve other clients of either of the Advisers or of an affiliate of either of the Advisers in a similar capacity.

         Each Adviser selects brokers or dealers to execute transactions for the purchase or sale of securities for the Funds on the basis of the Adviser's judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at the best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Each Adviser's determination of what are reasonably competitive rates is based upon the professional knowledge of the Adviser's portfolio managers as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where a Fund either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

         Each Adviser may allocate, out of all commission business generated by the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing fund performance evaluation and technical market analyses. Such services are used by each Adviser in connection with its investment decision-making process with respect to one or more portfolios under its management and may not be used exclusively with respect to the fund or account generating the brokerage. Not all brokerage and research services are useful or of value in advising any particular Fund.

         As provided in the Securities Exchange Act of 1934 (the "1934 Act"), higher commissions may be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the commissions paid to such broker/dealers are not, in general, expected to be higher than commissions that would be paid to broker/dealers not providing such services. Further, in general, any such commissions are reasonable in relation to the value of the brokerage and research services provided. Unless otherwise directed by the Trust, a commission higher than one charged elsewhere will not be paid to a broker/dealer solely because it provided research services to an Adviser. In addition, fund transactions which generate commissions or their equivalent are directed to broker/dealers who provide daily fund pricing services to the Funds. Subject to best price and execution, commissions used for pricing may or may not be generated by the Funds receiving the pricing service.

         Bank of Boston may place a combined order for two or more Funds (or for a Fund and another account under Bank of Boston's management) engaged in the purchase or sale of the same security if, in Bank of Boston's judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each Fund or account. It is believed that the ability of the Funds to participate in volume transactions is generally beneficial. Although it is recognized that the joint execution of orders could adversely affect the price or volume of the security that a particular Fund may obtain, it is the opinion of Bank of Boston and the Board of Trustees of the Trust that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, an Adviser may place orders for a Fund with broker/dealers who have agreed to defray certain Trust expenses such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Fund transactions.

         It is expected that an Adviser may execute brokerage or other agency transactions through the Distributor or such Adviser or an affiliate of such Adviser, for a commission in conformity with the 1940 Act, the 1934 Act, rules promulgated by the Securities and Exchange Commission and such policies as the Board of Trustees of the Trust may determine. Under these provisions, the Distributor or such Adviser or an affiliate of such Adviser is permitted to receive and retain compensation for effecting transactions for a Fund on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor or such Adviser or an affiliate of such Adviser to receive and retain such compensation. These rules further require that commissions paid to the Distributor, such Adviser, or any such affiliate by the Trust for such exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, an Adviser may direct commission business to one or more designated broker/dealers in connection with such broker/dealer's provision of services to the Trust or the Funds or payment of certain Trust expenses, such as custody, pricing and professional fees. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

                           7. PERFORMANCE INFORMATION

CALCULATION OF YIELD

        From time to time the Trust advertises the "current yield" and "effective yield" (also referred to as "effective compound yield") of the Money Market Funds. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of a Fund refers to the income generated by an investment in that Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

        The current yield of these Funds will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield.

        The effective compound yield of these Funds is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

        Effective Yield = (Base Period Return + 1) (365/7) - 1.

        The current and the effective yields reflect the reinvestment of net income earned daily on fund assets.

        The yield of the Money Market Funds fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in a Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

        Yields are one basis upon which investors may compare these Funds with other money market funds. However, yields of other money market funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing fund instruments.

        From time to time the Trust may advertise a 30-day yield for each of the Stock and Bond Funds. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of these Funds refers to the annualized net investment income per share generated by an investment in the Funds over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

        Yield = 2 [((a-b)/cd + 1)6 - 1], where

         a = dividends and interest earned during the period;

         b = expenses accrued for the period (net of reimbursement);

         c = the current daily number of shares outstanding during the period that was entitled to receive dividends;

         d = the maximum offering price per share on the last day of the period.

         The Trust may also advertise a "tax-equivalent yield" for each of the Tax-Exempt Funds. The "tax-equivalent yield" is calculated by determining the rate of return that would have to be achieved on a fully-taxable investment to produce the after-tax equivalent of a Fund's yield, assuming certain tax brackets for a shareholder. Any tax-equivalent yield quotation of a Fund will be calculated by adding (a) the portion of that Fund's current yield which is not tax-exempt and (b) the result obtained by dividing the portion of the Fund's current yield which is tax-exempt by the difference of one minus a stated income tax rate.

CALCULATION OF TOTAL RETURN

         From time to time the Trust may advertise total return for a Fund. The total return of a Fund refers to the average compounded rate of return on a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), and assumes that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where

         P = a hypothetical initial payment of $1,000;

         T = average annual total return;

         n = number of years; and

         ERV = ending redeemable value (as of the end of the designated time period) of a hypothetical $1,000 payment made at the beginning of the designated time period.

         Set forth below is total rate of return information, assuming that dividends and capital gains distributions, if any, were reinvested, for the Tax-Exempt, Bond and Stock Funds for the periods indicated:


                                                                             REDEEMABLE VALUE OF A
                                                                              HYPOTHETICAL $1,000
                                            ANNUALIZED TOTAL                   INVESTMENT AT THE
         FUND AND PERIOD                     RATE OF RETURN                    END OF THE PERIOD

1784 TAX-EXEMPT MEDIUM-TERM
INCOME FUND

   June 14, 1993 (commencement of
   operations) to May 31, 1996
                                                  5.33%                              $1,146
   One year ended May 31, 1996
                                                  4.31%                              $1,043
1784 MASSACHUSETTS TAX-EXEMPT
INCOME FUND

   June 14, 1993 (commencement of
   operations) to May 31, 1996
                                                  4.27%                              $1,113
   One year ended May 31, 1996
                                                  3.64%                              $1,036

1784 RHODE ISLAND TAX-EXEMPT
INCOME FUND

   August 1, 1994 (commencement
   of operations) to May 31, 1996
                                                  5.88%                              $1,104
   One year ended May 31, 1996
                                                  4.65%                              $1,047
1784 CONNECTICUT TAX-EXEMPT
INCOME FUND

   August 1, 1994 (commencement
   of operations) to May 31, 1996
                                                  6.37%                              $1,111
   One year ended May 31, 1996
                                                  4.20%                              $1,042
1784 U.S. GOVERNMENT MEDIUM-TERM
INCOME FUND

   June 7, 1993 (commencement of
   operations) to May 31, 1996
                                                  3.88%                              $1,104
   One year ended May 31, 1996
                                                  3.65%                              $1,037
1784 SHORT-TERM INCOME FUND

   July 1, 1994 (commencement of
   operations) to May 31, 1996
                                                  6.06%                              $1,112
   One year ended May 31, 1996
                                                  4.87%                              $1,049
1784 INCOME FUND

   July 1, 1994 (commencement of
   operations) to May 31, 1996
                                                  6.89%                              $1,122
   One year ended May 31, 1996
                                                  2.64%                              $1,026
1784 ASSET ALLOCATION FUND

   June 14, 1993 (commencement of
   operations) to May 31, 1996
                                                 10.70%                              $1,355
   One year ended May 31, 1996
                                                 17.83%                              $1,178
1784 GROWTH AND INCOME FUND

   June 7, 1993 (commencement of
   operations) to May 31, 1996

   One year ended May 31, 1996                   16.58%                              $1,605

                                                 26.32%                              $1,263
1784 GROWTH FUND

   March 28, 1996 (commencement
   of operations) to May 31, 1996
                                                 12.70%                              $1,127

1784 INTERNATIONAL EQUITY FUND

   January 3, 1995 (commencement
   of operations) to May 31, 1996

   One year ended May 31, 1996                   16.48%                              $1,240

                                                 19.08%                              $1,191

         The annualized yield of each of the Tax-Exempt, Bond and Stock Funds for the 30-day period ended on May 31, 1996 was as follows: 1784 Tax-Exempt Medium-Term Income Fund 4.87%; 1784 Massachusetts Tax-Exempt Income Fund 4.99%; 1784 Rhode Island Tax-Exempt Income Fund 5.18%; 1784 Connecticut Tax-Exempt Income Fund 4.91%; 1784 U.S. Government Medium-Term Income Fund 6.10%; 1784 Short-Term Income Fund 5.84%; 1784 Income Fund 6.28%; 1784 Asset Allocation Fund 2.68%; 1784 Growth and Income Fund 0.62%; 1784 Growth Fund 1.16%; and 1784 International Equity Fund (1.51)%.

         The annualized tax-equivalent yield of each of the Tax-Exempt Funds for the 30-day period ended on May 31, 1996 was as follows: 1784 Tax-Exempt Medium-Term Income Fund 8.06%; 1784 Massachusetts Tax-Exempt Income Fund 10.26%; 1784 Rhode Island Tax-Exempt Income Fund 10.46%; and 1784 Connecticut Tax-Exempt Income Fund 8.78%.

         Set forth below is total rate of return information, assuming that dividends and capital gains distributions, if any, were reinvested, for the Money Market Funds for the periods indicated:


                                                                             REDEEMABLE VALUE OF A
                                                                              HYPOTHETICAL $1,000
                                            ANNUALIZED TOTAL                   INVESTMENT AT THE
         FUND AND PERIOD                     RATE OF RETURN                    END OF THE PERIOD

1784 TAX-FREE MONEY MARKET FUND

   June 14, 1993 (commencement of
   operations) to May 31, 1996

   One year ended May 31, 1996                    3.09%                              $1,093

                                                  3.55%                              $1,036
1784 U.S. TREASURY MONEY MARKET
FUND

   June 7, 1993 (commencement of
   operations) to May 31, 1996
                                                  4.22%                              $1,130
   One year ended May 31, 1996
                                                  5.16%                              $1,051
1784 INSTITUTIONAL U.S. TREASURY
MONEY MARKET FUND

   June 30, 1993 (commencement of
   operations) to May 31, 1996
                                                  4.55%                              $1,139
   One year ended May 31, 1996
                                                  5.45%                              $1,055

         The annualized yield and tax-equivalent yield of the 1784 Tax-Free Money Market Fund for the seven-day period ended May 31, 1996 were 3.18% and 5.26%, respectively, and the effective compound annualized yield of the 1784 Tax-Free Money Market Fund for such period was 3.24%.

         The annualized yield of the 1784 U.S. Treasury Money Market Fund for the seven-day period ended May 31, 1996 was 4.44% and the effective compound annualized yield of the 1784 U.S. Treasury Money Market Fund for such period was 4.54%.

         The annualized yield of the 1784 Institutional U.S. Treasury Money Market Fund for the seven-day period ended May 31, 1996 was 4.86% and the effective compound annualized yield of the 1784 Institutional U.S. Treasury Money Market Fund for such period was 4.98%.

                       8. DETERMINATION OF NET ASSET VALUE

         The net asset value of the shares of each Fund (including shares of each class of the 1784 U.S. Treasury Money Market Fund) is determined on each day on which both the New York Stock Exchange and the Federal Reserve Bank of Boston are open ("Business Days"). This determination is made once during each such day, as of 12:00 noon Eastern Time ("ET") with respect to shares of the 1784 Prime Money Market Fund, 1784 U.S. Treasury Money Market Fund and 1784 Tax-Free Money Market Fund, as of 3:00 p.m. ET with respect to the 1784 Institutional U.S. Treasury Money Market Fund (noon when the New York Stock Exchange closes early), and as of 4:00 p.m. ET with respect to each other Fund. The New York Stock Exchange is normally closed on the following national holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. Net asset value per share of each Fund is calculated by adding the value of securities and other assets of that Fund, subtracting liabilities and dividing by the number of its outstanding shares. Net asset value per share of each class of the 1784 U.S. Treasury Money Market Fund is calculated by adding the value of securities and other assets attributable to that class, subtracting liabilities attributable to that class and dividing by the number of outstanding shares of that class.

         Securities of the Money Market Funds will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of these Funds may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its fund securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate fund value on a particular day, a prospective investor in that Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

         The use by the Money Market Funds of amortized cost and the maintenance by these Funds of a net asset value at $1.00 are permitted by regulations promulgated by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for these Funds. Such procedures include the determination of the extent of deviation, if any, of these Funds' current net asset value per share calculated using available market quotations from these Funds' amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders of these Funds, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of fund instruments prior to maturity to realize capital gains or losses or to shorten average fund maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if any of these Funds incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of that Fund in the account of each shareholder of such Fund and to offset each such shareholder's pro rata portion of such loss or liability from that shareholder's accrued but unpaid dividends or from future dividends of the affected Fund while each other Fund must annually distribute at least 90% of its investment company taxable income.

         In valuing each of the Stock, Bond and Tax-Exempt Funds' assets, bonds and other fixed income securities are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over the counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Valuations supplied by the pricing service are subject to review by the Adviser and, if adjusted pursuant to review by the Adviser by the Board. An equity security listed on an exchange will be valued at its last sale price on that exchange using quotations on the exchange on which the security is traded most extensively. Lacking any sales, the security will be valued at the mean between the closing asking price and the closing bid price. Securities which are listed on the National Association of Securities Dealers' National Market System, for which there have been sales, shall be valued at the last sale price reported on such system. If there are no such sales, the value shall be the high, or "inside" bid, which is the bid supplied by the NASD on its NASDAQ Screen for such securities in the over-the-counter market. Securities quoted on the NASDAQ System, but not listed on the National Market System, shall be valued at the high or "inside" bid. Unlisted equity securities which are not quoted on the NASDAQ System and for which over-the-counter market quotations are readily available will be valued at the highest quoted current bid price for such securities in the over-the-counter market. Securities for which market quotations are not readily available, whether or not listed, will be valued at their fair value as determined in good faith by the Board of Trustees of the Trust, or pursuant to procedures adopted by the Board subject to review by the Board of the resulting valuations. Open futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Board of Trustees of the Trust.

                      9. PURCHASE AND REDEMPTION OF SHARES

         It is currently the Trust's policy to pay for the redemptions of shares of the Funds in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of securities held by the Funds, in lieu of cash. Shareholders may incur brokerage charges and tax liabilities on the sale of any such securities so received in payment of redemptions.

         The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the Securities and Exchange Commission by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has permitted by order. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, an Adviser, the Administrator or the Custodian is not open for business.

          Purchase and redemption of shares of the 1784 U.S. Treasury Money Market Fund by Connecticut municipalities and other Connecticut municipal corporations and authorities, pursuant to the provisions of Section 7-400 of the Connecticut General Statutes, as from time-to-time amended ("Con. Gen. Stat. ss. 7-400"), may be made only through the use of (i) a bank, savings bank or savings and loan association incorporated under the laws of the State of Connecticut, (ii) a federally chartered bank, savings bank or savings and loan association having its principal place of business in the State of Connecticut, or (iii) such other agent as may be permitted by Conn. Gen. Stat. ss. 7-400.

                         10. SYSTEMATIC WITHDRAWAL PLAN

         A shareholder (other than a shareholder of the 1784 Institutional U.S. Treasury Money Market Fund and holders of Class C or Class D shares of the 1784 U.S. Treasury Money Market Fund) may direct the shareholder servicing agent to send him or her regular monthly, quarterly, semi-annual or annual payments, as designated on the Account Application and based upon the value of his or her account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. Such payments are drawn from the proceeds of the redemption of shares held in the shareholder's account (which would be a return of principal and, if reflecting a gain, would be taxable). To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce, and may eventually exhaust, the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be reinvested in additional full and fractional shares of the applicable Fund at the net asset value in effect at the close of business on the record date for such distributions.

         To initiate a SWP, shares having an aggregate value of at least $10,000 must be held on deposit by the shareholder servicing agent. The shareholder, by written instruction to the shareholder servicing agent, may deposit into the account additional shares of the applicable Fund, change the payee, or change the dollar amount of each payment. The shareholder servicing agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the applicable Fund with respect to the liquidation of shares.

         No charge is currently assessed against the account, but one could be instituted by the shareholder servicing agent on 60 days' notice in writing to the shareholder in the event that the applicable Fund ceases to assume the cost of these services. Any Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another Fund. Any such plan may be terminated at any time by either the shareholder or the applicable Fund.

                                    11. TAXES

TAX STATUS OF THE FUNDS

         Each of the Funds is organized as a series of a Massachusetts business trust and is not subject to any Massachusetts income or excise taxes as long as it qualifies as a regulated investment company under the Code.

         Each of the Funds is treated as a separate entity for federal income tax purposes under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions (as a percentage of both the Fund's overall income and, in the case of the Tax-Exempt Funds, its tax-exempt income), and the composition and holding period of the Fund's portfolio assets. Because each Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Funds will be required to pay any federal income or excise taxes, although a Fund's foreign-source income may be subject to foreign taxes. If a Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and the Fund's distributions would generally be taxable as ordinary dividend income to its shareholders.

TAXATION OF FUND DISTRIBUTIONS

         Distributions -- General. Shareholders of Funds other than the Tax-Exempt Funds will have to pay federal income taxes and may be subject to state or local income taxes on the dividends and capital gain distributions they receive from those Funds. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether paid in cash or in additional shares. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. The Money Market Funds are not expected to make any capital gain distributions.

         Because the Funds, other than the Stock Funds, do not expect to earn any dividend income, it is expected that none of their dividends will qualify for the dividends received deduction for corporations. A portion of the Stock Funds' ordinary income dividends (but none of their capital gain distributions) is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

         Any Fund dividend that is declared in October, November, or December of a calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. Each Fund will notify shareholders regarding the federal tax status of distributions after the end of each calendar year.

         Except in the case of the Money Market Funds, any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Thus, shareholders purchasing shares shortly before the record date of any such distribution may pay the full price for the shares and effectively receive a portion of the purchase price back as a taxable distribution.

         Distributions of a Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. Each Fund intends to advise shareholders of the extent, if any, to which their respective distributions consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

         Distributions by the Tax-Exempt Funds. The portion of each Tax-Exempt Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by that Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. However, distributions of tax-exempt interest earned from certain securities may be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. The percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

         Shareholders of the Tax-Exempt Funds will have to pay federal income taxes and may be subject to state or local income taxes on the non exempt-interest dividends (including dividends from earnings from taxable securities and repurchase transactions) and capital gain distributions they receive from the Funds under rules corresponding to those set forth in the preceding section. The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority.

DISPOSITION OF SHARES

         In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as short-term capital gain or loss. In the case of the Tax-Exempt Funds, any loss realized upon a disposition of shares in a Fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. In the case of all the Funds, any loss realized upon the disposition of shares in the Fund held for six months or less will (if not disallowed as described in the preceding sentence) be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

ADDITIONAL INFORMATION FOR SHAREHOLDERS OF THE TAX-EXEMPT FUNDS

         Interest on indebtedness incurred by shareholders to purchase or carry shares of a Tax-Exempt Fund will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Certain distributions of exempt-interest dividends may also be a tax preference item for purposes of the federal individual and corporate alternative minimum tax. All exempt-interest dividends may affect a corporate shareholder's alternative minimum tax liability. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by certain private activity bonds should consult their tax advisers before purchasing shares of a Tax-Exempt Fund.

ADDITIONAL INFORMATION RELATING TO FUND INVESTMENTS

        Except in the case of the Money Market Funds, the Funds' current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may make an economic return of capital taxable to shareholders. Any investment by a Fund in zero-coupon bonds, certain stripped securities including STRIPS, and certain securities purchased at a market discount, will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

         An investment by a Fund in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

         Fund transactions in options, futures contracts and forward contracts will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Funds will limit their activities in options, futures contracts, forward contracts, and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

ADDITIONAL INFORMATION RELATING TO FOREIGN INVESTMENTS

         Special tax considerations apply with respect to a Fund's foreign investments. Investment income received by a Fund from sources within foreign countries may be subject to foreign taxes. The Funds (other than the 1784 International Equity Fund) do not expect to be able to pass through to shareholders foreign tax credits or deductions with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or an exemption from tax on such income. The Funds intend to qualify for treaty reduced rates where available. It is not possible, however, to determine a Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If the 1784 International Equity Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, it may elect to pass through to its shareholders foreign income taxes paid. If it so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus their portion must be included in their gross income for federal income tax purposes. Shareholders who itemize deductions would be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit, but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If a Fund does not qualify or elect to pass through to the Fund's shareholders foreign income taxes paid by it, its shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

         Foreign exchange gains and losses realized by a Fund will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes may be limited in order to avoid a tax on the applicable Fund. Occasionally, a Fund may invest in stock of foreign issuers deemed to be "passive foreign investment companies" for U.S. tax purposes. Any Fund making such an investment may be liable for U.S. income taxes on certain distributions and realized capital gains from stock of such issuers.

FOREIGN SHAREHOLDERS

         Taxable dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at a rate of 30%, although the 30% rate may be reduced to the extent provided by an applicable tax treaty. The Funds intend to withhold tax payments at the rate of 30% (or the lower treaty rate) on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. Any amounts over-withheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Funds by Non-U.S. Persons also may be subject to tax under the laws of their own jurisdiction.

BACKUP WITHHOLDING

         Each of the Funds is required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding.

                                12. SERVICEMARKS

         The servicemark 1784 FUNDS(R) is a registered servicemark of, and this servicemark and the "eagle" logo are used by permission of, Bank of Boston. In the event that the Advisory Agreements with Bank of Boston are terminated, the Trust has agreed to discontinue use of the servicemark and logo.

                            13. DESCRIPTION OF SHARES

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of each series and authorizes the division of shares of each series into classes. Each share of each series represents an equal proportionate interest in that series, except that due to varying expenses borne by different classes distributions may be different for different classes. Shareholders of each series are entitled, upon liquidation or dissolution, to a pro rata share in the net assets of that series that are available for distribution to shareholders, except to the extent of different expenses borne by different classes as noted above. Shareholders have no preemptive rights. Currently, the Trust has fifteen series of shares, each of which is a Fund. The 1784 U.S. Treasury Money Market Fund offers three classes of shares: Class A, Class C and Class D. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares, and may create additional classes of any one or more series. All consideration received by the Trust for shares of any series and all assets in which such consideration is invested belong to that series and are subject to the liabilities related thereto. Share certificates will not be issued.

         Shares of each series of the Trust are entitled to vote separately to approve advisory agreements or changes in investment policies, but shares of all series of the Trust vote together in the election or selection of Trustees and accountants.

         The Declaration of Trust may be amended as authorized by vote of shareholders of the Trust. Matters not affecting all series or classes of shares shall be voted on only by the shares of the series or classes affected. Shares of the Trust may be voted in person or by proxy, and any action taken by shareholders may be taken without a meeting by written consent of a majority of shareholders entitled to vote on the matter.

                      14. TRUSTEE AND SHAREHOLDER LIABILITY

LIMITATION OF TRUSTEES' LIABILITY

         The Declaration of Trust provides that the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or administrator, principal underwriter or custodian, nor shall any Trustee be responsible for the act or omission of any other Trustee, and no Trustee shall be liable to the Trust or any Shareholder. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined, in the manner provided in the Declaration of Trust, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

SHAREHOLDER LIABILITY

         The Trust is a Massachusetts business trust. Under Massachusetts law, shareholders of such a trust could be held personally liable as partners for the obligations of the trust. However, even if the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

                            15. FINANCIAL INFORMATION

         The Statements of Net Assets at May 31, 1996, the Statements of Operations for the period ended May 31, 1996, the Statements of Changes in Net Assets for the periods ended May 31, 1995 and May 31, 1996, the Financial Highlights for the periods ended May 31, 1994, May 31, 1995 and May 31, 1996, the Notes to the Financial Statements and the Report of Independent Accountants, each of which is included in the two Annual Reports to Shareholders of the Trust (Accession Number 0000935069-96-000094 and 0000935069-96-000096), are
incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of Coopers & Lybrand L.L.P., independent accountants, as experts in accounting and auditing. A copy of each of the Annual Reports accompanies this Statement of Additional Information.

-------------------------------------------------------------------------------
                                      -22-
-------------------------------------------------------------------------------
BOS-BUS:281412.2
BOS-BUS:281412.2
                                   APPENDIX A

              CERTAIN INFORMATION CONCERNING CONNECTICUT, FLORIDA,
                         MASSACHUSETTS AND RHODE ISLAND

                                 1. CONNECTICUT

                 SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN
                        CONNECTICUT MUNICIPAL SECURITIES

         The following is a summary of certain information contained in the Annual Information Statement of the State of Connecticut dated October 2, 1995, modified February 7, 1996 and the Information Supplement of the State of Connecticut dated April 18, 1996. The summary does not purport to be a complete description and is current as of the date of the corresponding information statement. The Funds are not responsible for the accuracy or timeliness of this information.

         Connecticut Municipal Securities may fluctuate in value in response to a variety of factors, including the economic strength of State and local governments and the availability of federal funding.

ECONOMIC OVERVIEW

         Connecticut's economy is diverse. Manufacturing employment has been on a downward trend since the mid-1980s, while non-manufacturing employment has risen significantly. Manufacturing is diversified, with transportation equipment (primarily aircraft engines, helicopters and submarines) the dominant industry. Connecticut is a leading producer of aircraft engines, along with related components, and submarines. The largest employers in these industries are United Technologies Corporation, including its Pratt and Whitney Aircraft Division, with headquarters in East Hartford, and General Dynamics Corporation's Electric Boat Division in Groton. The State is also a leading producer of military and civilian helicopters.

         Over the past ten years, Connecticut's manufacturing employment peaked in 1985 at over 408,000 workers. Since that year, employment in manufacturing has been on a downward trend, declining 30.1% or a loss of 122,850 jobs by 1994 from 1985 levels. A number of factors, such as the overvalued dollar of the mid-1980s, heightened foreign competition, a sharp decrease in defense spending, and improved productivity played a significant role in affecting the overall level of manufacturing employment. In Connecticut, the rate of job loss in the manufacturing sector provided a decline of 3.0% or 8,940 jobs from 1993 to 1994.

         Over the past several decades the non-manufacturing sector of the State's economy has risen in economic importance, from just over 50% of total State employment in 1950 to approximately 81.5% by 1994. This trend has decreased the State's dependence on manufacturing jobs. The State's non-manufacturing sector expended by 1.7% in 1994 as compared to 1993, and 1.4% in 1993 as compared to 1992, following three years of decline starting in 1990. During the 1990's, Connecticut's growth in non-manufacturing employment has lagged that of the New England region and the nation as a whole.

         The non-manufacturing sector is comprised of industries that typically provide a service. The four major industries in terms of employment are: trade; finance, insurance and real estate; business and personal services; and government, which collectively comprise over 90% of employment in the non-manufacturing sector.

         After enjoying an extraordinary boom during the mid-1980s, Connecticut, as well as the rest of the Northeast, experienced an economic slow down before the onset of the national recession in the latter half of 1990. Reflecting the downturn, the unemployment rate in the State rose from a low of 3% in 1988 to just above the national average of 7.4% during 1992. Since 1992, the unemployment rate has declined annually to a rate of 5.6% for 1994.

FISCAL CONDITION IN RECENT YEARS

         The State finances most of its operation through its General Fund. The major components of General Fund revenues are state taxes, including the personal income tax, the sales and use tax and the corporation business tax. Miscellaneous fees, receipts, transfers and unrestricted federal grants account for most of the other General Fund revenue. A cumulative budgetary-bases deficit in the General Fund as of June 30, 1991 in the amount of $965,711,525 was funded by the issuance of General Obligation Economic Recovery Notes. For the fiscal years ended June 30, 1992, 1993 and 1994, the operating surpluses of the General Fund were $110.2, $113.5 and $19.7 million, respectively. For the fiscal year ended June 30, 1995, the operating surplus was $80.5 million, which was transferred to the budget reserve fund.

GENERAL FUND BUDGETS 1995-1996 AND 1996-1997

         The adopted budget for fiscal year 1995-96 anticipates General Fund revenues of $8,837.0 million and General Fund expenditures of $8.836.8 million, resulting in a projected surplus of $0.2 million. For fiscal 1996-97, the adopted budget anticipates General Fund revenues of $9,158.0 million and General Fund expenditures of $9,157.8 million, resulting in a projected surplus of $0.2 million. Per statute, these surpluses, if unappropriated, will be transferred into a budget reserve fund unless otherwise directed by law. When the amount in the budget reserve fund in any fiscal year exceeds 5% of the net General Fund appropriations, surpluses are deemed appropriated to the State Employees' Retirement Fund in an amount not to exceed 5% of the unfunded liability of that system. Any excess surplus remaining is to be used for the purpose of retiring outstanding indebtedness above the State's normal retirement schedule.

         The adopted budget reflects implementation of significant tax changes aimed at increasing overall disposable income and encouraging economic expansion of the State. A phase down in the personal income tax rate was enacted, pursuant to which the tax rate on the first $4,500 of taxable income for joint filers is dropped 33% for m 4.5% to 3% for the income year commencing January 1, 1996. For income years commencing on or after January 1, 1997, the application of the 3% rate is further expanded to the first $9000 of taxable income for joint filers. In addition, a new personal income tax credit, limited to no more than $100 per filer, has been added with the income years commencing on or after January 1, 1996. To improve the business climate in the State and stimulate long term growth, legislation was also enacted which will reduce Connecticut's corporate tax rate from its current rate of 11.25% to 7.5% by January 1, 2000.

         The General Fund Adopted Budget anticipates that approximately $241 million of the original $965.7 million in Economic Recovery Notes issued to fund the cumulative deficit of fiscal 1990-91, will be retired in fiscal years 1996-97 through 1998-99, rather than in fiscal 1995-96. Of the original $965.7 million issued, $725 million will be retired on schedule, and the Economic Recovery Notes will be paid in full by the expiration of the current Governor's term.

         The adopted budget also reflects significant reductions in expenditures from current service levels. Some of the changes, which are expected to result in significant long-term savings to the State, include restructuring the General Assistance program to limit benefits, reform of the Aid to Families with Dependent Children program to place time limits on benefits, reduction of long-term case costs by creating a system of capitated rates, merging of mental health and substance abuse services, consolidating the State's mental health hospitals and moving the State toward a 40-hour work week for State employees. The adopted budget reflects the commitment of the State to improving the way in which government delivers services, reducing the tax burden and encouraging economic growth in the State.

         The Connecticut General Statutes require the Comptroller to report the State's fiscal position monthly. This required report compares revenues already received and expenditures already made to estimated revenues to be collected and estimated expenditures to be made during the balance of the year.

         The Comptroller's April 1, 1996, letter indicated a projected General Fund deficit of $22.3 million for fiscal 1996-97. The Governor has reduced allotments on selected appropriated accounts and has actively encouraged State agency heads to curtail expenditures. The current year deficit is primarily a result of Medicaid expenditures which are anticipated to be higher than appropriations, the cost of negotiated settlement in the CONNECTICUT HOSPITAL ASSOCIATION V. O'NEILL lawsuit and additional expenditures required in the Department of Children and Families to comply with a 1991 consent decree in the JUAN F. V. O'NEILL lawsuit. (See "Litigation Section below.) No assurances can be given that subsequent projections will not indicate changes in the 1995-96 General Fund result. To the extent there is a deficit at the end of the fiscal year, it may be funded by a transfer from the $80.5 million Budget Reserve Fund.

         The Governor is required by statue to submit a status report to the General Assembly on the biennial budget enacted in the previous year. The status report shall include any recommendation for adjustments and revisions of the enacted budget. The General Assembly convened on February 7, 1996 to consider the Governor's proposed Midterm Budget Adjustments and was scheduled to adjourn on May 8, 1996.

         The Governor's proposed Midterm Budget Adjustments for fiscal year 1996-97 anticipates General Fund expenditures of $9,086.3 million, General Fund revenues of $9,087.0 million, and an estimated General fund surplus for fiscal year 1996-97 of $0.7 million. These adjustments would result in a fiscal year 1996-97 budget that remains within the limits imposed by the constitutional and statutory expenditure cap. For fiscal year 1996-97, permitted growth in capped expenditures is 3.43%. The proposed Midterm Budget Adjustments would result in a fiscal year 1996-97 budget that is $123.6 million below the expenditure cap.

         The Governor's adjustments for fiscal year 1996-97 anticipate an increase in General Fund revenues of $151.2 million and a decrease in General Fund expenditures of $31.0 million, as a result of the Connecticut Lottery Privatization Implementation Plan. At present, Connecticut has agreements with insurance companies under which the State Lottery Fund purchases annuities under group contracts which provide payments corresponding to the State's obligation for payments to State Lottery prize winners. The State, however, remains contingently liable for the payment of prizes due to Lottery prize winners. As of June 30, 1995, the State is obligated to Lottery prize winners in the amount of $956 million. The privatization of the lottery is subject to legislative approval.

         The Midterm Budget Adjustments proposed by the Governor, in addition to those adjustments which would result from the privatization of the State lottery, anticipate a net reduction in expenditures totaling $40.5 million and a net decrease in revenues totaling $18.1 million. The expenditure adjustments and some of the revenue adjustments are subject to legislative approval.

         On November 3, 1992, Connecticut voters approved a constitutional amendment which requires a balanced budget for each year and imposes a cap on the growth of expenditures. The statutory spending cap limits the growth of expenditures to either (1) the average of the annual increase in personal income in the State for each of the preceding five years, or (2) the increase in the consumer price index for urban consumers during the preceding twelve-month period, whichever is greater. Expenditures for the payment of bonds, notes and other evidences of indebtedness are excluded from the constitutional and statutory definitions of general budget expenditures.

         By statute, no bonds, notes or other evidences of indebtedness for borrowed money payable from General Fund tax receipts of the State shall be authorized by the General Assembly except as shall not cause the aggregate amount of (1) the total amount of bonds, notes or other evidences of indebtedness payable from General Fund tax receipts authorized by the General Assembly but which have not been issued and (2) the total amount of such indebtedness (excluding short-term and certain other indebtedness) which has been issued and remains outstanding, to exceed 1.6 times the total estimated General Fund tax receipts of the State for the fiscal year in which any such authorization will become effective. As a result, the State had a debt incurring margin as of March 1, 1995 of $1,716,182,730.54. Potentially, this law could limit the amount of Connecticut Municipal Obligations available for purchase by the Fund.

LITIGATION

         The State of Connecticut, its officers and employees, are defendants in numerous lawsuits. The ultimate disposition of and final consequences of these lawsuits are not determinable at present. The Attorney General's Office has reviewed the status of pending lawsuits and reports that in its opinion such pending litigation will not be determined in the end so as to result, individually or in the aggregate, in a final judgment against the State which would adversely affect its financial position, except that in the cases described below the fiscal impact of an adverse decision might be significant but is not determinable at this time.

         The cases described in this section generally do no include any individual case where the fiscal impact of an adverse judgment is expected to be less than $15 million, but adverse judgments in a number of such cases could, in the aggregate and in certain circumstances, have a significant impact.

         THE CONNECTICUT HOSPITAL ASSOCIATION V. O'NEILL is an action brought in 1990 in Federal District Court. The plaintiffs include thirty-three of Connecticut's general hospitals. The plaintiffs claim that the State Department of Income Maintenance violated federal law and the United States Constitution by adopting and implementing a reimbursement methodology that consistently underpays the hospitals for providing inpatient services to Medicaid patients. The plaintiffs seek relief declaring the State's Medicaid inpatient hospital methodology invalid and enjoining the State form continuing to utilize such methodology. The plaintiffs also seek an order requiring the State to reimburse the plaintiff hospitals at higher rates for inpatient hospital services provided to Medicaid patients. On March 30, 1994, the District Court ordered the State to begin reimbursing hospitals for Medicaid inpatient costs at rates computed by using the Medicare reasonable cost methodology. Since the court stated that it has not made any determination as to whether the State system substantively complies with the Federal Boren Amendment, the hospitals were ordered to post a bond to cover any repayment obligation of the hospitals if the court later determines, after trial, that the system complies with federal law, since reimbursement at the Medicare reasonable cost rate may be greater than what is required under the Boren Amendment. The State appealed the decision. On January 30, 1995, the Second Circuit Court reversed the March 30, 1994 order of the District Court, vacated the preliminary injunction against the State, and remanded the matter to the District Court for further proceeding consistent with the Court's decision. The State is now using the reimbursement methodology challenged in this action and seeking the recovery of payments inappropriately made to the hospitals while the injunction was in effect.

         The parties in THE CONNECTICUT HOSPITAL ASSOCIATION V. O'NEILL have reached a settlement agreement which has been approved by the Connecticut General Assembly pursuant to Connecticut General Statutes ss.3-125a. The settlement results in the continued use of the current reimbursement methodology for up to three years with no further challenges to it by the plaintiffs during that time regarding payments on behalf of Medicaid recipients who are not enrolled in managed care; and simultaneous transactions in which the first inpatient reimbursements made to hospitals by the State after approval of the agreement are reduced in the aggregate by $32,668,675.43 and increased in the aggregate by $41,211,526.87. The United States Department of Health and Human Services will participate in the reimbursement transactions set forth above at the fifty percent (50%) matching rate.

         CONNECTICUT CRIMINAL DEFENSE LAWYERS ASSOCIATION V. FORST is an action brought in 1989 in Federal District Court alleging a pervasive campaign by the State and various State Police officials of illegal electronic surveillance, wiretapping and bugging for a number of years at Connecticut State Police facilities. The plaintiffs seek compensatory damages, punitive damages, and other damages, costs and attorneys fees. The plaintiffs also seek temporary and permanent injunctive relief. In November 1991, the court issued an order which will allow the plaintiffs to represent a class of all persons who participated in wire or oral communications to, from, or within State Police facilities between January 1, 1974, and November 9, 1989, and whose communications were intercepted, recorded and/or used by the defendants in violation of the law. This class includes (1) a sub-class of the Connecticut State Police Union, (2) current and former Connecticut State Police officers who are not defendants in this or any consolidated case, and (3) other persons who, acting on behalf of the State Police, participated in oral or wire communications to, from or within State Police facilities between such dates.

         SHEFF V. O'NEILL is a Superior Court action brought in 1989 on behalf of black and Hispanic school children in the Hartford school district. The plaintiffs seek a declaratory judgment that the public schools in the greater Hartford metropolitan area are segregated de facto by race and ethnicity and are inherently unequal to their detriment. They also seek injunctive relief against state officials to provide them with an "integrated education." In April 1995, the Superior Court entered judgment for the State. The plaintiffs' appeal to the State Supreme Court is pending.

         In 1979, the Connecticut Supreme Court determined in HORTON V. MESKILL, 172 Conn. 615 (1979), that the method of financing elementary and secondary public schools in Connecticut violated the State Constitution because the statutory scheme delegated the State's responsibility for education to towns whose taxable property per pupil varies so greatly as to prevent equal access to education. The General Assembly enacted legislation in 1979 which sought to achieve equalization of educational financing. The system was further refined by the General Assembly during subsequent sessions. In 1985, the State Supreme Court held that the 1979 legislation was constitutional and that the Superior Court applied an improper standard to test the constitutionality of the post-1979 amendments to the State's educational financial plan. It remanded the case to the Superior Court for further proceedings on the post-1979 amendments. 195 Conn. 24 (1985). The case, as remanded in 1985, is still awaiting trial. Additional legislative changes have been made to the system for financing public schools since 1985, but there has been no challenge to such changes.

         THE CONNECTICUT TRAUMATIC BRAIN INJURY ASSOCIATION, INC. V. HOGAN is a Federal District Court civil rights action brought in 1990 on behalf of all persons with retardation or traumatic brain injury who have been, or may be, placed in Norwich, Fairfield Hills or Connecticut Valley Hospitals. The plaintiffs claim that the treatment and training they need is unavailable in state hospitals for the mentally ill and that placement in those hospitals violates their constitutional rights. The plaintiffs seek relief which would require that the plaintiff-class members be transferred to community residential settings with appropriate support services.

         Since 1977, several suits have been filed in the Federal District Court and the Connecticut Superior Court on behalf of alleged INDIAN TRIBES in various parts of the State, claiming monetary recovery and ownership to land in issue. The land involved is located generally in rural and residential areas. A suit was brought in 1992, however, involving land within the City of Bridgeport. The same plaintiff group in that suit also subsequently sued concerning land in Trumbull and Southbury and has threatened to sue regarding additional land in other towns in the State.

         WASHINGTON V. MEACHUM is a class action brought in 1994 in Superior Court by prison inmates who seek damages and other relief. The plaintiffs claim that the monitoring and recording of their telephone calls from the State's correctional institutions violates the Connecticut Wiretapping and Eavesdropping statutes and the federal and State constitutions. In March 1995, the court entered a judgment which is substantially in the State's favor and denies any monetary damages to the plaintiffs except for attorney fees. The plaintiffs have appealed to the Appellate Court and the State has cross-appealed on those issues decided against it. The appeal has been transferred to the Supreme Court.

         The Commissioner of the Department of Revenue Services received claims for tax refunds from various companies who paid corporation business taxes on interest earned on United States Treasury bonds and notes. The claims challenged the State's right to include interest on United States Treasury bonds and notes in the calculation of the corporation business tax when interest on certain State bonds was excluded. In March 1995, the Connecticut General Assembly enacted legislation taking, by eminent domain, the rights of holders to exclude the interest on such State bonds from the income base on which the corporation business tax is calculated, effective for interest accrued on and after January 1, 1992. The State will provide compensation to the holders of the affected bonds. The legislation was intended to eliminate the basis for the tax refund claims noted above for 1992 and later years. Several cases have been filed in 1995 against the COMMISSIONER OF THE DEPARTMENT OF REVENUE SERVICES claiming refunds on the basis described above. Adverse decisions in these cases could cause the State to pay up to $97 million in refunds.

         Certain of the plaintiffs who filed cases in 1995 against the COMMISSIONER OF THE DEPARTMENT OF REVENUE SERVICES seeking refunds of corporation business taxes have now claimed that the eminent domain legislation enacted by the Connecticut General Assembly in March 1995 is unconstitutional and does not eliminate the basis for any tax refund claims for 1992 and later years. It is not possible to estimate, with any degree of precision, the potential amount of tax refunds and tax revenue losses in future years which could result if these additional claims were to prevail, but, in recent years, the amount of tax revenue in question is estimated to be approximately $100 million each fiscal year.

         CONNECTICUT HOSPITAL ASSOCIATION V. POGUE was an action brought in 1994 in Federal District Court, challenging 1994 legislation that was successor legislation to the uncompensated care pool statutes challenged in the earlier case of NEW ENGLAND HEALTH CARE EMPLOYEES UNION DISTRICT 1199, SEIU AFL-CIO V. MT. SINAI HOSPITAL. That legislation provided a mechanism to spread the cost of uncompensated care provided by hospitals by compensating hospitals that bear a disproportionate share of such costs and to generate federal Medicaid program reimbursements. An adverse decision could have adversely impacted the State's receipt of federal reimbursements. In September 1995, the United States Second Circuit Court of Appeals upheld the State's position in these cases, based on the recent decision of the United States Supreme Court in NEW YORK CONFERENCE OF BLUE CROSS & BLUE SHIELD PLANS V. TRAVELERS INSURANCE COMPANY, and remanded the cases to the District Court for entry of judgment in favor of the State.


                                   2. FLORIDA
                 SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN
                          FLORIDA MUNICIPAL SECURITIES

         The following is a summary of certain information contained in the Official Statement Relating to $300,000,000 State of Florida Department of Environmental Protection Preservation 2000 Revenue Bonds, Series 1996A, dated April 10, 1996. The summary does not purport to be a complete description and is current as of the date of the official statement. The Funds are not responsible for the accuracy or timeliness of this information.

         Personal income in Florida has been growing the last several years and generally has outperformed both the nation as a whole and the Southeast in particular. From 1985 through 1994, Florida's per capita income rose an average of 5.1% per year, while the national per capita income increased an average of 5.0%. Real personal income is estimated to increase 4.7% in 1995-96 and increase 3.8% in 1996-97 while real personal income per capita in Florida is projected to grow at 2.9% in 1995-96 and 1.9% in 1996-97.

         Florida's population growth is one reason why its economy has typically performed better than the nation as a whole. Since 1985, the United States has had an average population increase of about 1.0% annually, while Florida's average annual rate of increase is around 2.3%. Florida has been and continues to be the fastest growing of the 11 largest states.

         Throughout the 1980s, the unemployment rate in Florida had, generally, tracked below that of the nation. In recent years, however, as Florida's economic growth has slowed from its previous highs, the unemployment rate has tracked above the national average. The average rate of unemployment for Florida since 1986 is 6.2%, while the national average is also 6.2%.

         Florida's dependency on the highly cyclical construction and construction-related manufacturing sectors has declined. This is expected to continue as Florida's economy continues to diversify. Florida, nevertheless, has a dynamic construction industry, with single and multi-family housing starts accounting for approximately 8.5% of total U.S. housing starts in 1995., while the State's population is 5.4% of the nation's population. Total housing starts were 115,500 in 1995.

         A driving force behind Florida's construction industry is of course its rapid growth in population. While annual growth in the State's population is projected to slow somewhat, it is still expected to grow close to 230,000 new residents per year throughout the 1990's.

         Financial operations in Florida are maintained through the use of four funds types -- the General Revenue Fund, Trust Funds, the Working Capital Fund and, beginning in fiscal year 1994-95, the Budget Stabilization Fund. In fiscal year 1994-95, approximately 66% of total direct revenues to these Funds were derived from Florida State taxes and fees. Federal funds and other special revenues accounted for the remaining revenues. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, intangible personal property tax and alcoholic beverage tax, which amounted to 67%, 7%, 4%, and 4%, respectively, of total General Revenue Fund receipts available. State expenditures are categorized for budget and appropriation purposes by type of fund and spending unit, which are further subdivided by line item. In fiscal year 1994-95, expenditures from the General Revenue Fund for education, health and welfare, and public safety amounted to approximately 49%, 32% and 11%, respectively, of the total General Revenue Fund available.

         For fiscal year 1995-96, the estimated General Revenue plus Working Capital and Budget Stabilization funds available to Florida is $15,311.3 million, a 3.3% increase over 1994-95. With combined General Revenue Fund, Working Capital Fund and Budget Stabilization Fund appropriations at $14,808.2 million, unencumbered reserves at the end of 1995-96 are estimated at $503.1 million. For fiscal year 1996-97, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $15,997.6 million, a 4.5% increase over fiscal year 1995-96.

         The sales and use tax is the greatest single source of tax receipts in Florida. For the fiscal year ended June 30, 1995, receipts from this source were $10,672 million, an increase of 6.0% from fiscal year 1993-94. The second largest source of tax receipts is the motor fuel tax. The estimated collections from this source during the fiscal year ended June 30, 1994 were $1,733.4 million, however these revenues are almost entirely dedicated to trust funds for specific purposes and are not included in the General Revenue Fund. Alcoholic beverage tax revenues totalled $437.3 million for the fiscal year ending June 30, 1995. The receipts of the corporate income tax for the fiscal year ended June 30, 1995 were $1,063.5 million, an increase of 1.5% from the previous fiscal year. Gross receipt tax collections for fiscal year 1994-95 totalled $508.4 million, an increase of 10.4% over the previous fiscal year. Documentary stamp tax collections totalled $695.3 million during fiscal year 1994-95, decreasing 11.4% from the previous fiscal year. The intangible personal property tax is a tax on stocks, bonds, notes, governmental leaseholds, certain limited partnership interests and other intangible personal property. Total collections from intangible personal property taxes were $818.0 million during fiscal year 1994-95, a 2.1% decline from the previous fiscal year. Severance taxes totalled $61.2 million during fiscal year 1994-95, up 1.1% from the previous fiscal year. In November, 1986, Florida voters approved a constitutional amendment to allow Florida to operate a lottery. Fiscal year 1994-95 produced ticket sales of $2.19 billion of which education received approximately $853.2 million.

         Pursuant to a constitutional amendment which was ratified by the voters of Florida on November 8, 1994, the rate of growth in State revenues in a given fiscal year is limited to no more than the average annual growth rate in Florida personal income over the previous five years. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless two-thirds of the members of both houses of the Florida Legislature vote to raise the limit. The revenue limit is determined by multiplying the average annual growth rate in Florida personal income over the previous five year by the maximum amount of revenue permitted under the cap for the previous year. For the first year, which is fiscal year 1995-96, the limit is based on actual revenues from fiscal year 1994-95. State revenues are defined as taxes, licenses, fees and charges for services imposed by the Florida Legislature on individuals, businesses or agencies outside of State government. The definition of State revenues also includes the revenue from the sale of lottery tickets. Included among the categories of State revenues which are exempt from the revenue limitation, however, are funds used for debt service on State bonds and other payments related to debt.

         The Florida State Constitution does not permit a state or local personal income tax. An amendment to the Florida State Constitution by the electors of Florida is required to impose a personal income tax in Florida.

         As of January 1, 1994, property valuations for homestead property are subject to a growth cap. Growth in the assessed value of property qualifying for the homestead exemption will be limited to 3% or the change in the Consumer Price Index, whichever is less. If the property changes ownership or homestead status, it is to be re-valued at full value on the next tax roll.


                                3. MASSACHUSETTS

                  SPECIAL CONSIDERATIONS REGARDING INVESTMENTS
                      IN MASSACHUSETTS MUNICIPAL SECURITIES

         The following is a summary of certain information contained in the Information Statement of the Commonwealth of Massachusetts dated February 16,1996 and the Commonwealth's Information Statement Supplement dated June 5, 1996. The summary does not purport to be a complete description and is current as of the date of the corresponding information statement. The Funds are not responsible for the accuracy or timeliness of this information.

         Massachusetts Municipal Securities may fluctuate in value in response to a variety of factors, including the economic strength of Massachusetts.

FISCAL YEARS 1991 THROUGH 1997

         1991 Fiscal Year. Budgeted expenditures for fiscal 1991 were approximately $13.659 billion. Budgeted revenues and other sources for fiscal 1991 were $13.634 billion. The fiscal 1991 operating loss equaled approximately $21.2 million. Application of the adjusted fiscal 1990 fund balance of $258.3 million resulted in a final fiscal 1991 budgetary surplus of $237.1 million.

         Upon taking office in January, 1991, the new Governor undertook a comprehensive review of the Commonwealth's budget. Based on projected spending of $14.105 billion, it was then estimated that $850.0 million in budget balancing measures would be needed prior to the close of fiscal 1991. To address the projected deficit, a number of legislative measures were enacted, including a state employee furlough program, and the Governor took certain other administrative actions not requiring legislative approval. It is estimated that spending reductions achieved through savings initiatives and the withholding of allotments totaled $484.3 million for fiscal 1991.

         1992 Fiscal Year. Budgeted revenues and other sources for fiscal 1992 were $13.728 billion, including tax revenues of $9.484 billion. Budgeted revenues and other sources increased by approximately 0.7% from fiscal 1991 to fiscal 1992, while tax revenues increased by 5.4% for the same period.

         Budgeted expenditures were approximately $13.420 billion in fiscal 1992, which was $238.7 million, or 1.7%, lower than fiscal 1991 budgeted expenditures. Final fiscal 1992 budgeted expenditures were approximately $300 million higher than the initial July, 1991 estimates of budgeted expenditures.

         Overall, the budgeted operating funds ended fiscal 1992 with an excess of revenues and other sources over expenditures and other uses of $312.3 million and with positive fund balances of $549.4 million. Total fiscal 1992 spending authority continued into fiscal 1993 amounted to $231.0 million.

         1993 Fiscal Year. The budgeted operating funds of the Commonwealth ended fiscal 1993 with a surplus of revenues and other sources over expenditures and other uses of $13.1 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $562.5 million. Budgeted revenues and other sources for fiscal 1993 totaled approximately $14.710 billion, including tax revenues of $9.930 billion. Total revenues and other sources increased by approximately 6.9% from fiscal 1992 to fiscal 1993, while tax revenues increased by 4.7% for the same period.

         Commonwealth budgeted expenditures and other uses in fiscal 1993 totaled approximately $14.696 billion, which is $1.280 billion or approximately 9.6% higher than fiscal 1992 expenditures and other uses.

         1994 Fiscal Year. The budgeted operating funds of the Commonwealth ended fiscal 1994 with a surplus of revenues and other sources over expenditures and other uses of $26.8 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $589.3 million. Budgeted revenues and other sources for fiscal 1994 totalled approximately $l5.550 billion, including tax revenues of $10.607 billion, $87 million below the Department of Revenue's fiscal 1994 tax revenue estimate of $10.694 billion. Total revenues and other sources increased by approximately 5.7% from fiscal 1993 to fiscal 1994 while tax revenues increased by 6.8% for the same period.

         Commonwealth budgeted expenditures and other uses in fiscal 1994 totalled $15.523 billion, which is $826.5 million or approximately 5.6% higher than fiscal 1993 budgeted expenditures and other uses.

         In June, 1993, the Legislature adopted and the Governor signed into law comprehensive education reform legislation, requiring substantial annual increases in state appropriations for education purposes above fiscal 1993 base expenditures of approximately $1.288 billion.

         1995 Fiscal Year. Fiscal 1995 tax revenue collections totaled $11.163 billion, approximately $12 million above the Department of Revenue's revised fiscal year 1995 tax revenue estimate of $11.151 billion, and approximately $556 million of 5.2% above fiscal year 1994 tax revenues of $10.607 billion. Budgeted revenues and other sources, including non-tax revenues, collected in fiscal 1995 totaled $16.387 billion, approximately $837 million or 5.4% above fiscal year 1994 budgeted revenues of $15.550 billion. Budgeted expenditures and other uses of funds in fiscal 1995 were approximately $16.251 billion, approximately $728 million or 4.7% above fiscal 1994 budgeted expenditures and uses of $15.523 billion. The Commonwealth ended fiscal 1995 with an operating gain of $137 million and an ending fund balance of $726 million.

         The final fiscal 1995 supplemental budget modified, with respect to the fiscal 1995 year-end surplus, the provisions of state law governing deposits to the Stabilization Fund. As calculated by the Comptroller, the amount of surplus funds (the sum of the undesignated fund balances at year-end that are to be credited to three principle operating funds) for fiscal year 1995 was approximately $94.9 million, of which $55.9 million was available to be carried forward as a beginning balance for fiscal year 1996. Of the balance, approximately $27.9 million was deposited in the Stabilization Fund, and approximately $11.1 million was deposited in the Cost Relief Fund.

         1996 Fiscal Year. Through April, 1996, fiscal 1996 tax revenue collections totaled approximately $9.426 billion, approximately $534.5 million, or 6.0%, greater than tax revenue collections for the same period in fiscal 1995. In May, 1996, the Executive Office for Administration and Finance revised its fiscal 1996 tax revenue estimate upward to $11.684 billion, an increase of approximately $80 million from the earlier estimate, based upon tax revenue collections through April, 1996.

         Preliminary figures through May, 1996 indicate that fiscal 1996 tax revenue collections totaled approximately $10.604 billion, 7.9% greater than tax revenue collections for the same period in fiscal 1995. The preliminary May figures suggest total fiscal 1996 tax revenue collections of $11.850 billion to $11.950 billion, which represents an increase of approximately $166 million to $266 million above the current official estimate of $11.684 billion.

         Current fiscal 1996 projected spending is approximately $16.963 billion, including approximately $153.2 million reserved for contingencies. Assuming fiscal 1996 tax revenue collections of $11.900 billion (the midpoint of the range mentioned in the preceding paragraph), fiscal 1996 revenues are projected to total approximately $17.065 billion.

         1997 Fiscal Year. On April 13, 1996, the House of Representatives adopted a fiscal 1997 budget that provides for total expenditures of approximately $17.615 billion, as compared to the Governor's fiscal 1997 budget recommendation of $17.360 billion when adjusted for funds moved off and on budget (the Governor's budget provides for $16.739 billion in expenditures without such adjustments). On May 16, 1996, the Senate Ways and Means Committee released its proposed budget for fiscal 1997, which recommended fiscal 1997 spending of approximately $17.421 billion. The full Senate adopted its budget on May 22, 1996, which authorized fiscal 1997 spending of approximately $17.426 billion. The Executive Office for Administration and Finance is currently analyzing the impact of floor amendments made to the Senate Ways and Means budget by the Senate. Each legislative budget is based upon the fiscal 1997 consensus tax revenue estimate of $12.177 billion, agreed to in April, 1996. A legislative conference committee will develop a compromise budget for consideration by the House and Senate, which upon enactment by both houses will be presented to the Governor.

         Cash Flows. The most recent quarterly cash flow projections prepared by the office of the State Treasurer are dated March 6, 1996, and estimate the fiscal 1996 year-end cash position to be approximately $411.6 million. The projection is based on the original fiscal 1996 budget signed by the Governor and supplemental appropriations to the date of the projection, and includes a $145 million contingency reserve.

         The Commonwealth currently has no outstanding commercial paper. The current cash flow projection anticipates no need of the Commonwealth to borrow for operating needs under its commercial paper program during the remainder of fiscal year 1996.

         The March 6, 1996, cash flow projection also contains monthly forecasts through the end of fiscal 1997 and estimates that the fiscal 1997 year-end cash position will be $451.1 million. The fiscal 1997 cash flow projection anticipates that the Commonwealth will need to borrow under its commercial paper program in October, 1996, December, 1996 and March, 1997 for its operating needs due to the local aid payments that are made on a quarterly basis.

         The ending balances included in the cash flow forecast for fiscal 1996 and fiscal 1997 and the estimated ending balance for the Commonwealth's operating budget for those years are likely to differ due to timing differences and the effect of certain non-budget items.

COMMONWEALTH REVENUES

         In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds. In fiscal 1995, approximately 68.1% of the Commonwealth's annual budgeted revenues were derived from state taxes. In addition, the federal government provided approximately 18.1% of such revenues, with the remaining 13.8% provided from departmental revenues and transfers from non-budgeted funds.

         The major components of State taxes are the income tax, which accounted for 55% of total projected tax revenues in fiscal 1995, the sales and use tax, which accounted for approximately 22%, and the business corporations tax, which accounted for approximately 8%. Other tax and excise sources accounted for the remaining 15% of total fiscal 1995 tax revenues.

         INCOME TAX. The Commonwealth assesses personal income taxes at flat rates, according to classes of income, after specified deductions and exemptions. A rate of 5.95% is applied to income from employment, professions, trades, businesses, rents, royalties, taxable pensions and annuities and interest from Massachusetts banks. A rate of 12% is applied to other interest (although interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt) and dividends; and, as of January 1, 1996, a rate ranging from 12% on capital gains from the sale of assets held for one year and less to 0% on capital gains from the sale of certain assets held more than six years is applied.

         The Governor filed legislation on January 23, 1996 that would reduce the personal income tax rate on earned income from 5.95% to 5.45% over two calendar years. The bill would reduce the rate to 5.70% for calendar 1997, followed by a reduction to 5.45% in calendar year 1998. The Executive Office for Administration and Finance estimates that this cut in the personal income tax rate would reduce base tax revenues by approximately $133 million in fiscal 1997, an additional $265 million in fiscal 1998 and a further $132 million in fiscal 1999, at which time the proposed tax reduction would be fully implemented.

         Under Chapter 151 of the Acts of 1990 up to 15% of State income tax revenue is pledged to the payment of debt service on approximately $619.0 million of outstanding Fiscal Recovery Bonds issued pursuant to Chapter 151.

         Partially as a result of income tax rate increases, state income tax revenues increased by 5.8% from fiscal 1991 to fiscal 1992. Compared to the prior fiscal year, state income tax revenues increased by 0.7% in fiscal 1993, 5.9% in fiscal 1994 and 5.0% in fiscal 1995 and are projected to increase by 6.4% in fiscal 1996.

         SALES AND USE TAX. The Commonwealth imposes a 5% sales tax on retail sales of certain tangible properties (including retail sales of meals) transacted in the Commonwealth and a corresponding 5% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth. However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries, and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and most residential use of telecommunications services.

         BUSINESS CORPORATIONS TAX. Business corporations doing business in the Commonwealth, other than banks, trust companies, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Massachusetts tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to Massachusetts, which is based on gross income for federal taxes, is taxed at 9.5%. The minimum tax is $456. Both rates and the minimum tax include a 14% surtax. Compared to the prior fiscal year, business corporation tax revenues increased by 5.1% in fiscal 1992, 14.5% in fiscal 1993, 6.1% in fiscal 1994 and 16.4% in fiscal 1995. Fiscal 1996 tax revenues from business corporations are projected to be 2.3% lower than fiscal 1995, taking into account an expected $49 million reduction in the business corporations tax resulting from the implementation of legislation establishing a "single sales factor" apportionment formula for the business corporations tax. The new formula, when implemented, will calculate a firm's taxable income as its net income times the percentage of its total sales that are in Massachusetts, as opposed to the current formula that takes other factors, such as payroll and property, into account.

         BANK TAX. Commercial and savings banks are subject to an excise tax of 12.54%. On July 27, 1995 the Governor approved legislation that will reduce the rate over several years to 10.5%, the same effective rate charged to other corporations. The Department of Revenue estimates that the deduction, when fully implemented in fiscal year 1999, will result in an annual $32.3 million revenue loss, including the effect of provisions in the proposed legislation that would apply the tax to out-of-state banks and other financial institutions that are not currently taxed and that would lead to an estimated $18 million annual gain.

         For fiscal 1992, the excise tax on commercial and savings banks yielded $60.2 million, representing an increase of approximately 25.2% over fiscal 1991. Due to the settlement by the Department of Revenue of a case pending before the Appellate Tax Board, the Commonwealth paid a taxpayer commercial bank $37.0 million, thus reducing revenues from the commercial and savings bank excise tax in fiscal 1992 from $97.1 million to $60.2 million. For fiscal 1993, tax revenues from banks increased to $152.9 million, or 154.5% above fiscal 1992. Fiscal 1994 tax revenues from banks were approximately $199.9 million, or approximately 30.7% above fiscal 1993. Fiscal 1995 tax revenues from banks were $206 million, or approximately 3.0% above fiscal 1994. Fiscal 1996 tax revenues from banks are estimated to be approximately $209 million, or 1.4% higher than fiscal 1995.

         OTHER TAXES. Other tax revenue of the Commonwealth is projected to total $1.567 billion in fiscal 1996, a decrease of 1.5% from fiscal 1995. Other tax revenues are derived by the Commonwealth from motor fuels excise taxes, cigarette and alcoholic beverage excise taxes, estate and deed excises and other tax sources.

         ESTATE TAX REVISIONS. The fiscal 1993 budget included legislation which gradually phases down the current Massachusetts estate tax until it becomes a "sponge tax" in 1997. The "sponge tax" is based on the maximum amount of the credit for the State taxes allowed for federal estate tax purposes.

FEDERAL AND OTHER NON-TAX REVENUES

         Revenues from the federal government are received through reimbursements for the federal share of federally mandated programs such as Medicaid and AFDC. The amount of federal reimbursements received by the Commonwealth is determined by the amounts of State expenditures for such programs. In fiscal 1991, federal reimbursements increased by 61.6% to $2.777 billion, owing mainly to the $513.0 million reimbursement of uncompensated care payments. Federal reimbursements in fiscal 1992 decreased by $383 million to approximately $2.394 billion, reflecting a decrease of $349 million in uncompensated care payments. In fiscal 1993, federal reimbursements increased to $2.674 billion as a result of increased spending for certain entitlement programs. In fiscal 1994, federal reimbursement increased to $2.901 billion from fiscal 1993 reimbursements of $2.674 billion and increased further to $2.970 billion in fiscal 1995. Federal reimbursements for fiscal 1996 are estimated to remain approximately level with fiscal 1995 at $2.969 billion.

         Departmental and other non-tax revenues are derived from licenses, registrations and fees generated through cash transactions and reimbursement and assessments for services. Annual revenues from these sources decreased 1.5% to $1.187 billion in fiscal 1992, increased 11.8% in fiscal 1993 to $1.327 billion decreased 10.5% to $1.188 billion in fiscal 1994, increased 7.2% to $1.273 billion in fiscal 1995 and are projected to decrease 7.4% to $1.179 billion in fiscal 1996.

         Interfund transfers and other sources from non-budgeted funds are estimated to total $1.010 billion in fiscal 1996, an increase of 3.0% compared to fiscal 1993. For the budgeted operating funds, interfund transfers include transfers of profits from the State Lottery and Arts Lottery Funds and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for $547.6 million, $558.0 million, $600.2 million, $667.3 million and $709.5 million in fiscal 1991 through 1995, respectively, and which are expected to account for $728.9 million in fiscal 1996.

         In fiscal 1991, special laws authorized transfers among the General, Highway and Local Aid Funds to eliminate certain deficit fund balances. Transfers in respect of such deficits were $234.8 million for fiscal 1991. Legislation included within the fiscal 1993 budget prohibits, beginning with fiscal 1992, the transfer of operating funds from the Highway Fund to the General Fund.

         On September 29, 1995, the Governor signed a tribal-state compact between the Wampanoag Tribe of Gay Head and the Commonwealth which establishes the relationship between the tribe and the Commonwealth with respect to the operation of a casino in the city of New Bedford. The compact is subject to approval by the Legislature and by the United States Secretary of the Interior. The Governor also filed companion legislation that would authorize the licensing of up to 700 slot machines at each of the four race tracks now licensed in the state, as well as a casino in Hampden County. On November 9, 1995, the United States Secretary of the Interior announced that he would not approve the tribal-state compact between the Wampanoag Tribe of Gay Head and the Commonwealth until after the Legislature had approved it.
Legislative action on the compact has not yet occurred.

LIMITATIONS ON TAX REVENUES

         In Massachusetts efforts to limit and reduce levels of taxation have been under way for several years. Limits were established on State tax revenues by legislation enacted on October 25, 1986 and by an initiative petition approved by the voters on November 4, 1986. The two measures are inconsistent in several respects.

         Chapter 62F, which was added to the General Laws by initiative petition in November 1986, establishes a State tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. Chapter 62F also requires that allowable State revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in State tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. Unlike Chapter 29B, as described below, the initiative petition did not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that "although not specifically required by anything contained in this chapter, it is assumed that from allowable State tax revenues as defined herein the Commonwealth will give priority attention to the funding of State financial assistance to local governmental units, obligations under the State governmental pensions systems, and payment of principal and interest on debt and other obligations of the Commonwealth."

         The legislation enacted in October 1986, which added Chapter 29B to the General Laws, also established an allowable State revenue growth factor by reference to total wages and salaries in the Commonwealth. However, rather than utilizing a three-year average wage and salary growth rate, as used by Chapter 62F, Chapter 29B utilized an allowable State revenue growth factor equal to one-third of the positive percentage gain in Massachusetts wages and salaries, as reported by the federal government, during the three calendar years immediately preceding the end of a given fiscal year. Additionally, unlike Chapter 62F, Chapter 29B allows for an increase in maximum State tax revenues to fund an increase in local aid and excludes from its definition of State tax revenues (i) income derived from local option taxes and excises, and (ii) revenues needed to fund debt service costs.

         Tax revenues in fiscal 1991 through fiscal 1995 were lower than the limit set by either Chapter 62F or Chapter 29B. The Executive Office for Administration and Finance currently estimates that State tax revenues in fiscal 1996 will not reach the limit imposed by either of these statutes.


                                 4. RHODE ISLAND

                 SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN
                        RHODE ISLAND MUNICIPAL SECURITIES

         The following is a summary of certain information contained in the Information Statement of the State of Rhode Island and Providence Plantations dated March 22, 1996. The summary does not purport to be a complete description and is current as of the date of the information statement. The Funds are not responsible for the accuracy or timeliness of this information.

         Rhode Island Municipal Securities may fluctuate in value in response to a variety of factors, including the economic strength of State and local governments and the availability of federal funding.

                             OVERVIEW OF THE ECONOMY

POPULATION CHARACTERISTICS

         Rhode Island experienced modest population increases between 1980 and 1990. The 1990 United States census count for Rhode Island was 1,005,000, or 5.9% more than the 949,000 counted in 1980. While the Rhode Island population did not change significantly between 1989 and 1993, it decreased by 0.3% between 1993 and 1994. Bureau of the Census estimates from 1994 show the Rhode Island population to be 997,000. In contrast, the total United States population increased by approximately 9.8% between 1980 and 1990, 3.6% between 1990 and 1993, and 1.0% between 1993 and 1994.

PERSONAL INCOME, CONSUMER PRICES  AND POVERTY

         Per capita personal income levels in Rhode Island have been consistent with those in the United States since 1970. In addition, Rhode Island has maintained a poverty rate well below the national average. In 1994, 10.3% of the Rhode Island population was below the poverty line, while 14.5% of the population of the United States fell below the poverty line.

EMPLOYMENT

         Total employment levels in Rhode Island grew at a rate of 1.2% in 1993 and 0.9% in 1994. The only employment sector that did not grow in 1993 and 1994 was the manufacturing sector, which has experienced declining employment levels since 1985. The sector employing the greatest number of people in Rhode Island continues to be the service sector, which contributed approximately 31.5% of total non-agricultural employment in 1994.

ECONOMIC BASE AND PERFORMANCE

         Rhode Island has a diversified economic base which includes traditional manufacturing, high technology and service industries. A substantial portion of products generated by these and other sectors is exported. Like most other historically industrial states, Rhode Island has seen a shift in employment from labor-intensive manufacturing industries to technology and service-based industries.

HUMAN RESOURCES

         Skilled human capital is the foundation of economic strength in Rhode Island. It provides the basis for a technologically dynamic and industrially diverse regional economy. The Rhode Island population is well-educated with 27.6% of its residents over the age of 25 having received at least an Associate's degree. In addition, per pupil spending on public elementary and secondary education in Rhode Island has been significantly higher than the national average since 1980. For the 1994-95 academic year Rhode Island spent 25% more per pupil than the national average.

                             FUTURE ECONOMIC GROWTH

         Data Resources, Inc. ("DRI") and the New England Economic Project ("NEEP") provided the following forecasts of Rhode Island's economic outlook to the State's Revenue Estimating Conference.

PERSONAL INCOME

         DRI forecasts that personal income in Rhode Island will expand at an average annual rate of 4.4% from 1994 through 1999, in comparison to their forecast of a 5.0% expansion of personal income in the United States overall. NEEP forecasts that personal income in Rhode Island will expand at an average annual rate of 5.4%, in comparison to their forecast of a 6.0% expansion of personal income in the United States overall. Both DRI and NEEP predict Rhode Island's growth rate will be 0.6% less than the comparable United States growth rate for the same period.

EMPLOYMENT

         Annual average employment growth is expected to fall in the range of
0.6 to 0.9% during the 1994 through 1999 forecast horizon. In the near term, DRI forecasts that employment growth will pick up momentum based upon falling interest rates and a boost in construction jobs. The NEEP forecast, however, assumes that growth will continue through calendar year 1996 and then decelerate sharply by 1997. Over the five year period, Rhode Island is expected to gain approximately 17,000 jobs and to be up 35,000 jobs from the prior 1991 fourth quarter trough of 415,002.

         Manufacturing employment is anticipated to continue the secular decline which began in 1984. Contributing factors will be foreign competition, high regulatory costs and reductions in defense spending.

         Services employment will continue to serve as the primary engine of growth, and will equal approximately one-third of the employment base by 1999. Health care cost containment measures will constrain growth in the health services component, while expansion is anticipated in higher education, tourism, computer software, engineering and other business services.

         Wholesale and retail trade employment is also expected to be a significant contributor to overall jobs growth, but will not gain appreciably as a percentage of overall employment.

                     GENERAL FUND REVENUES AND EXPENDITURES

         The State draws nearly all of its revenue from a series of non-property related taxes and excises, principally the personal income tax and general retail sales and use tax, from federal assistance payments and grants-in-aid, and from earnings and receipts from certain State-operated programs and facilities. The State additionally derives revenue from a variety of special purpose fees and charges which must be used for specific purposes as required by State law.

MAJOR SOURCES OF STATE REVENUE

         TAX REVENUES. Approximately 65.6 percent of all taxes and departmental receipts in fiscal 1995 were derived from the Rhode Island personal income tax and the sales and use tax. They constituted 59.0 percent of all general revenues.

         PERSONAL INCOME TAX. State law provides for a personal income tax on residents and non-residents (including estates and trusts) equal to a percentage of the federal income tax liability attributable to the taxpayer's Rhode Island income. Effective with the passage of Chapter 6 of the 1991 Rhode Island Public Laws, the State rate became 27.5 percent of the taxpayer's federal income tax liability for the period January 1, 1991 and thereafter. However, Article 30 of the 1993 Appropriations Act provided for a second tier rate of 32.0 percent on the amount of a taxpayer's federal tax liability which is in excess of fifteen thousand dollars. This provision remained in effect through tax year 1993, although the Tax Administrator, using his authority to adjust rates (as described below), modified the second tier rates in October 1993. This was done to offset the effects of changes in federal tax law contained in the Omnibus Budget Reconciliation Act of 1993 (H.R. 2264).

         The Rhode Island personal income tax accounts for approximately 32% of the State's fiscal 1995 general revenues.

         For tax year 1996 and thereafter, the Governor proposes to decouple the state's income tax from federal tax liability. The change would allow for the application of state tax rates, ranging from 4.125 percent to 10.89 percent, to be applied to a taxpayer's federal taxable income. The measure is expected to be revenue neutral for tax year 1996 and to generate an additional $1.7 million in receipts during fiscal 1997. The Tax Administrator's current authority to adjust the state income tax rate in response to federal tax law changes would also be repealed.

         BUSINESS CORPORATION TAX. The business tax is imposed on corporation deriving income from sources within the State or engaging in activities for the purpose of profit or gain. Article 20 of the 1990 Budget as amended set a rate of 9.0 percent effective July 1, 1989. Passage of the fiscal year 1991 Reissuance of Appropriations Act provided for a surtax of 11.0 percent on the amount otherwise due for corporations whose taxable year ends on or after March 31, 1991 and before January 1, 1993.

         The Corporation tax was amended in 1993 to change the carry-back, carry-forward provisions from 3 years back, 15 years forward to five years forward. Two reductions to the business corporation tax were enacted as part of the fiscal 1994 Budget; the first repealed the 11.0 percent surtax for corporation whose taxable years begin on or after January 1, 1994 (an extension to January 1, 1997 was enacted in 1993), and the second doubled the investment tax credit from two to four percent for investments made beginning January 1, 1994.

         Corporations dealing in securities on their own behalf, whose gross receipts from such activities amount to at least 90.0 percent of their total gross receipts, have been exempt from the net worth computation but are required to pay the 9.0 percent income tax. Regulated investment companies and real estate investment trusts and personal holding companies pay a tax at the rate of 10(cent) per $100 of gross income of $100, whichever is greater.

         Beginning with the 1997 tax year, the Governor proposes to modify the business corporations tax computation for manufacturing firms. Apportionment factors would be modified to allow for greater weight on the sales factor. Greater weight would be assigned in each successive year, culminating in a 100 percent weight for tax year 2000 and thereafter.
The estimated fiscal impact would be a loss of $2.0 million in fiscal 1997.

         SALES AND USE TAX. The State assesses a tax on all retail sales, subject to certain exceptions, and on hotel and other public accommodation rentals, as well as upon the storage, use or other consumption of tangible personal property in the State. The sales and use tax is imposed upon the retailer at the rate of 7.0 percent of the gross receipts from taxable sales. Included as major exemptions from the tax are: (a) food (excluding food sold by restaurants, drive-ins or other eating places) for human consumption off the premises of the retailer; (b) clothing; (c) medicines sold on prescription; (d) fuel used in the heating of homes and residential premises; (e) domestic water usage; (f) gasoline and other motor fuels otherwise specifically taxed; (g) sales of tangible property and public utility services when the property or service becomes a component part of a manufactured product for resale, or when the property or service is consumed directly in the process of manufacturing or processing products for resale and such consumption occurs within one year from the date such property is first used in such production; (h) tools, dies and molds and machinery and equipment (including replacement parts thereof) used directly and exclusively in an industrial plant in the actual manufacture, conversion or processing of tangible personal property to be sold; (i) sales of air and water pollution control equipment for installation pursuant to an order by the State Director of Environmental Management; and (j) sales of boats or vessels to nonresidents for use outside the State.

         OTHER TAXES. In addition to the above described taxes, the State imposes various fees, taxes and excises for the registration of domestic and foreign corporations, the sale of liquor and other alcoholic beverages, the sale of cigarettes, the sale of gasoline, the registration of motor vehicles and the operation of pari-mutuel betting.

         DEPARTMENTAL REVENUES. The largest category of departmental earnings is the group defined as licenses and fees, due largely to the assessment of the hospital licensing fee. There was a one year hospital licensing fee, which yielded $77.3 million in fiscal 1995. The fiscal 1996 Appropriations Act extends the fee one year but at a lower rate generating $37.5 million. For fiscal 1997, the Governor proposes to extend the fee for an additional year and to change the levy from 2.2 percent of gross receipts to 4.4 percent. The second largest category of revenue is sales and services, which includes disproportionate share revenues. Other departmental revenues include various miscellaneous receipts such as investment earnings on General Fund balances.

         RESTRICTED RECEIPTS. In fiscal1995, the State received a total of $135.7 million in restricted receipts excluding transfers into the General Fund, based upon audited statements. These reflect various specialized fees and charges, interest on certain funds and accounts maintained by the State and private contributions and grants to certain State programs. Such receipts are restricted under State law to offset State expenditures for the program under which such receipts are derived.

         OTHER SOURCES. The largest component of Other Sources is the transfer from the State Lottery. The State Lottery Fund was created in 1974 for the receipt and disbursement of revenues of the State Lottery Commission from sales of lottery tickets and license fees.

         In fiscal 1995, Lottery transfers totaled $71.8 million.

         The second largest single component of Other Sources is the gas tax transfer from the Intermodal Surface Transportation Fund. Gasoline tax receipts not dedicated for use by transportation agencies became available to the general fund. This amounted to $41.0 million on fiscal 1995.

         Other Miscellaneous Sources in fiscal 1995 totaled $56.2 million based upon audited statements. It included $12.6 million as the result of conversions of restricted receipts to general revenues.

         FEDERAL RECEIPTS. In fiscal 1995, the State collected receipts of $787.3 million from the federal government, representing grants-in-aid and reimbursements to the State for expenditures for various health, welfare and educational programs and distribution of various restricted or categorical grants-in-aid.

         Federal grants-in-aid reimbursements are normally conditioned to some degree, depending on the particular program being funded, on matching resources by the State ranging from a 50 percent matching expenditure to in-kind contributions. The largest categories of federal grants and reimbursements are made for medical assistance payments for the indigent (Title XIX) and Aid to Families with Dependent Children (AFDC). The federal participatory rate for these two programs are recalculated annually, and the major determinant in the rate calculation is the relative wealth of the State. The federal match rate changed from 53.87 percent to 55.49 percent effective October 1, 1994. The federal match rate is 53.84 percent as of October 1, 1995.

                                REVENUE ESTIMATES

         The Governor's recommended fiscal 1997 budget includes revised general revenues of $1.737 billion for fiscal year 1996 and $1.737 billion for fiscal 1995. This represents a 3.8 percent growth for fiscal 1996 and a .1 percent reduction for fiscal 1997.

         The estimates of general revenues are based on the December 1995 Revenue Estimating Conference and changes recommended by the Governor. The Revenue Estimating Conference is required by law to meet at least three times a year to forecast revenue estimates and review current revenue collections under current law. The Conference members are the Budget Officer, the House Fiscal Advisor, and the Senate Fiscal Advisor.

         The estimators have revised the fiscal 1996 estimate down by $36.3 million or 2.1 percent over the estimates upon which the fiscal year 1996 budget was originally enacted. Approximately $26.1 million of the reduction occurred in tax estimates, $12.5 in departmental receipts and a gain of $2.3 has been reflected in the other sources component.

         Recommended General Revenues for fiscal 1996 are estimated to display a
3.8 percent increase or growth of $64.0 million over fiscal 1995. Approximately two-thirds or $44.0 million of this growth is anticipated to occur in other sources, with the Lottery contributing $20.2 million and other miscellaneous receipts to another $25.9 million over the prior year. Taxes and departmental receipts will contribute the remaining increase at $20.0 million, rising by 1.3 percent over fiscal 1995.

         The fiscal 1997 revenue estimate of $1.735 billion represents a .1 percent decline over fiscal 1996. Adjusted for tax and fee law changes, overall growth is 1.9 percent.

         PERSONAL INCOME TAX. The largest single source of general revenues is the personal income tax which reflects 31.8% of total general revenues in fiscal 1997. The fiscal 1997 estimate of $552.5 million is based upon additional revenues of $2.6 million. Approximately $1.7 million of this gain is anticipated to result from the governor's proposal to decouple the personal income tax from federal tax liability, effective for tax years 1996 and thereafter. In addition, $0.9 million is anticipated to be realized through consolidations of tax collection activities.

         GENERAL BUSINESS TAXES. The general business taxes are estimated to total $213.9 million, or 12.3% of total general revenues in fiscal 1997. There is a 2.6% decrease over fiscal 1995, largely as a result of the Governor's proposal to modify apportionment factors for manufacturing firms under the corporations tax ($2.0 million), previously enacted legislation relative to the utilities tax ($3.8 million) and the phase out of the bank deposits tax ($3.8 million). Adjusted for these factors, the estimate would contain 1.3% growth.

         SALES AND USE TAXES. Sales and use taxes of $578.2 million in fiscal 1997 will constitute 33.3% of general revenues in that year, slightly more than the income tax. Sales and use taxes include the sales tax itself ($469.8 million in fiscal 1997), cigarette taxes ($54.0 million in fiscal 1997), motor vehicle registration fees ($39.9 million in fiscal 1997), alcohol taxes ($8.6 million in fiscal 1997), and the general use motor fuel tax ($5.9 million in fiscal year
1997). All sales and use taxes are projected to grow 3.7% in fiscal year 1996, with the sales tax itself growing 2.0%.

         DEPARTMENTAL RECEIPTS. Departmental receipts of $208.7 million for fiscal 1997, 12.0% of the total, include licenses and fees whose use is unrestricted, fines and penalties, departmental sales of services, and interest earnings. The estimated 18.6% increase from fiscal year 1996 results primarily from the Governor's proposal to continue the hospital license fee at a new rate. Adjusted growth is 1.3%.

         LOTTERY. The largest remaining source of general revenues is lottery proceeds, estimated at $96.0 million for fiscal 1997, a 4.3% gain of $4.0 million over fiscal 1996. The lottery contributes 5.5% of the total revenue estimate for fiscal 1997.

                                  EXPENDITURES

         Expenditures from general revenue totaled $1.640 billion in fiscal 1995. The recommended expenditures from general revenue in the Governor's budget are $1.707 billion for fiscal year 1996 and $1.700 billion for fiscal year 1997. Any unspent general revenues lapse to the Free Surplus fund at the end of the fiscal year.

         State law mandates the maintenance of a balanced budget. In the event of a budgetary imbalance, the available Free Surplus will be reduced and/or additional resources (for example, taxes, fines, fees, licenses, etc.) will be utilized and/or certain expenditure controls will be put into effect. For fiscal 1996, the available Free Surplus balance is estimated to be $437,380. For fiscal 1997, the available Free Surplus balance is estimated to be $433,718.

                                  INDEBTEDNESS

         Under the State Constitution, the General Assembly has no power to incur State debts in excess of $50,000 without the consent of the people, except in the case of war, insurrection or invasion, or to pledge the faith of the State to the payment of obligations of others without such consent. By judicial interpretation, the limitation stated above has been judged to include all debts of the State for which its full faith and credit are pledged, including general obligation bonds and notes; bonds and notes guaranteed by the State; and debts or loans insured by agencies of the State, such as the Industrial-Recreational Building Authority. However, non-binding agreements of the State to appropriate monies in aid of obligations of a State agency, such as the provisions of law governing the capital reserve funds of the Port Authority and Economic Development Corporation, now known as the Rhode Island Economic Development Corporation, Housing and Mortgage Finance Corporation and Solid Waste Management Corporation, or to appropriate monies to pay rental obligations under State long-term leases, such as the State's lease agreement with the Convention Center Authority, are not subject to this limitation.

         DIRECT DEBT. Direct debt is authorized by the voters as general obligation bonds and notes. As of March 1, 1996, Rhode Island has $693,233,306 of bonds outstanding and $215,903,691 of authorized but unissued direct debt.

         GUARANTEED DEBT. Guaranteed debt consists of bonds and notes issued by agencies, commissions, and authorities (for example, the Blackstone Valley District Commission, the Rhode Island Turnpike and Bridge Authority, and the Narragansett Bay Water Quality Management District Commission) created by the General Assembly of Rhode Island. The full faith and credit of Rhode Island backs guaranteed debt. As of November 1, 1995, these instrumentalities had bonds outstanding of $57,013,290 and $1,514,000 of authorized but unissued debt.

         FREE SURPLUS. State law provides that all unexpended or unencumbered balances of general revenue appropriations, whether regular or special, shall lapse to General Fund surplus at the end of each fiscal year, provided, however, that such balances may be reappropriated by the Governor in the ensuing fiscal year for the same purpose for which the monies were originally appropriated by the General Assembly. Free surplus is the amount available at the end of any fiscal year for future appropriation by the General Assembly.

         The State is required to enact and maintain a balanced budget. In the event of a budgetary imbalance, the available free surplus will be reduced and/or additional resources (i.e. taxes, fines, fees, licenses, etc.) will be required and/or certain of the expenditure controls will be put into effect.

         A combination of these measures will be utilized by the State in order to maintain a balanced budget.

-------------------------------------------------------------------------------
                                       -5-
-------------------------------------------------------------------------------
BOS-BUS:281412.2
BOS-BUS:281412.2
                                   APPENDIX B

                       DESCRIPTION OF SECURITIES RATINGS1/

         The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), and Fitch Investors Service, Inc. ("Fitch") represent their opinions as to the quality of various debt securities, and are not absolute standards of quality. Debt securities with the same maturity, coupon and rating may have different yields, while debt securities of the same maturity and coupon with different ratings may have the same yield. The ratings below are as described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may, from time to time, revise such ratings, they undertake no obligation to do so.

                DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                            FOUR HIGHEST BOND RATINGS

         AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower then the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investments attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         BAA Bonds which are rated Baa are considered as medium grade obligations, since they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any greater length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Note: Those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa, A, A 1 and Baa 1.





                DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S
                            FOUR HIGHEST BOND RATINGS

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Plus (+) or minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


                 DESCRIPTION OF FITCH INVESTORS SERVICES, INC.'S
                            FOUR HIGHEST BOND RATINGS

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environmental that might affect the issuer's future financial strength and credit quality.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in AAA category.

                DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

         Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, such as long-term secular trends, may be less important over the short run.

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S
                TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

         An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

                  Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

                  Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to posses a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

                DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S
                       RATINGS OF TAX-EXEMPT DEMAND BONDS

         S&P assigns "dual" ratings to all debt issues that have a put or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+")

                 DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S
               THREE HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in timely manner.

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                       TWO HIGHEST SHORT-TERM DEBT RATINGS

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually short-term senior debt obligations not having an original maturity in excess of one year.

         Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and overage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S
                      TWO HIGHEST COMMERCIAL PAPER RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 This description indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this description is satisfactory. However, the relative degree of safety is not a high as for issues designated A-1.

                 DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S
                     THREE HIGHEST COMMERCIAL PAPER RATINGS

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurances for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

INVESTMENT ADVISERS                                1784 FUNDS(REGISTERED MARK)

The First National Bank of Boston    1784 U.S. TREASURY MONEY MARKET FUND
100 Federal Street                   1784 PRIME MONEY MARKET FUND
Boston, MA 02110                     1784 TAX-FREE MONEY MARKET FUND
                                     1784 INSTITUTIONAL U.S. TREASURY MONEY
                                          MARKET FUND
Kleinwort Benson Investment          1784 U.S. GOVERNMENT MEDIUM-TERM
Management Americas Inc.                  INCOME FUND
200 Park Avenue                      1784 SHORT-TERM INCOME FUND
New York, New York 10166             1784 INCOME FUND
                                     1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND
                                     1784 CONNECTICUT TAX-EXEMPT INCOME FUND
                                     1784 FLORIDA TAX-EXEMPT INCOME FUND
                                     1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND
DISTRIBUTOR                          1784 RHODE ISLAND TAX-EXEMPT INCOME FUND
                                     1784 ASSET ALLOCATION FUND
SEI Financial Services Company       1784 GROWTH AND INCOME FUND
680 East Swedesford Road             1784 GROWTH FUND
Wayne, PA 19087-1658                 1784 INTERNATIONAL EQUITY FUND

ADMINISTRATOR

SEI Fund Resources
680 East Swedesford Road
Wayne, PA  19087-1658

LEGAL COUNSEL

Bingham, Dana & Gould LLP
150 Federal Street
Boston, MA 02110

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109                             STATEMENT OF ADDITIONAL INFORMATION

CUSTODIAN

The First National Bank of Boston                       OCTOBER 1, 1996
100 Federal Street
Boston, MA 02110

----------------------------------------------------

The 1784 Funds(R):
   oare not insured by the FDIC or any other governmental agency;
   oare not guaranteed by The First National Bank of Boston or any of its affiliates;
   oare not deposits or obligations of The First National Bank of Boston or any of its affiliates; and
   oinvolve investment risks, including possible loss of principal. The First National Bank of Boston serves as investment adviser, custodian and fund accountant for the 1784 Funds. The 1784 Funds are distributed by SEI Financial Services Company, a party independent of The First National Bank of Boston and any of its affiliates. Financial Service Counselors are registered representatives of an independent broker-dealer or of 1784 Investor Services, Inc., an affiliate of The First National Bank of Boston.


--------
         1/As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may, from time to time, revise such ratings, they undertake no obligation to do so.